                                               Filed Pursuant to Rule 497(e) for
                                                File Nos. 33-02610 and 811-04550

                               THE MAINSTAY FUNDS
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                       STATEMENT OF ADDITIONAL INFORMATION

                   MAY 1, 1999, AS SUPPLEMENTED JULY 19, 1999
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     This Statement of Additional Information supplements the information contained in the Funds' Prospectus dated May 1, 1999, as amended or supplemented from time to time (the "Prospectus"), and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference in and is made a part of the Prospectus.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

     Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

     The financial statements of each of the Funds, except for the MAP Equity Fund, including the Statements of Assets and Liabilities, the Portfolio of Investments and the Statement of Operations for the year ended December 31, 1998, the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the 1998 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

     In addition, the financial statements of the MAP-Equity Fund, the predecessor of the MainStay MAP Equity Fund, including the Statement of Assets and Liabilities, the Portfolio of Investments and the Statement of Operations for the year ended December 31, 1998, the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997, the Notes to the Financial Statements and the Report of Independent Accountants, all of which are included in the MAP-Equity Fund's 1998 Annual Report to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

     An audited financial statement for NYLIFE Inc., as of December 31, 1998, is included in this Statement of Additional Information.


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                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
The MainStay Funds                                                                                           5
Additional Information About Certain Funds                                                                   5
              Blue Chip Growth Fund                                                                          5
              Convertible Fund                                                                               6
              Equity Index Fund                                                                              6
              Global High Yield Fund                                                                         6
              Government Fund                                                                                7
              High Yield Corporate Bond Fund                                                                 7
              International Bond Fund                                                                        8
              International Equity Fund                                                                      8
              MAP Equity Fund                                                                                9
              Money Market Fund                                                                              9
              Research Value Fund                                                                           11
              Small Cap Value Fund                                                                          11
              Strategic Income Fund                                                                         11
              Strategic Value Fund                                                                          12
              Tax Free Bond Fund                                                                            13
              Total Return Fund                                                                             14
              The Equity Index Fund Guarantee                                                               14
              How the Indexing Works                                                                        16
              Risk Factors Affecting California Municipal Securities                                        17
              Risk Factors Affecting New York Municipal Securities                                          24
              Special Considerations Affecting Puerto Rico                                                  34
Investment Practices and Instruments Common to Multiple Funds                                               37
              Temporary Defensive Measures                                                                  37
              Repurchase Agreements and Reverse Repurchase Agreements                                       38
              Lending of Portfolio Securities                                                               39
              Cash Equivalents                                                                              39
              Bank Obligations                                                                              40
              Commercial Paper                                                                              40
              U.S. Government Securities                                                                    40
              Debt Securities                                                                               40
              Convertible Securities                                                                        41
              Arbitrage                                                                                     42
              Foreign Securities                                                                            42
              Foreign Currency Transactions                                                                 43
              Foreign Index-Linked Instruments                                                              45
              Brady Bonds                                                                                   45
              Municipal Securities                                                                          46
              Industrial Development and Pollution Control Bonds                                            48
              Variable Rate Demand Notes ("VRDNs")                                                          49


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
              Floating and Variable Rate Securities                                                         49
              Zero Coupon Bonds                                                                             50
              Standby Commitments -- Obligations with Puts Attached                                         50
              When-Issued Securities                                                                        50
              Mortgage-Related and Other Asset-Backed Securities                                            51
              Warrants                                                                                      56
              Short Sales Against the Box                                                                   56
              Options on Securities                                                                         57
              Options on Foreign Currencies                                                                 60
              Securities Index Options                                                                      61
              Futures Transactions                                                                          62
              Swap Agreements                                                                               69
              Loan Participation Interests                                                                  70
              Real Estate Investment Trusts ("REITs")                                                       71
              Risks Associated with Debt Securities                                                         71
              Risks of Investing in High Yield Securities ("Junk Bonds")                                    72
Fundamental Investment Restrictions                                                                         72
Non-Fundamental Investment Restrictions                                                                     74
Trustees and Officers                                                                                       77
The Manager, the Subadvisers and the Distributor                                                            84
              Management Agreement                                                                          84
              Sub-Advisory Agreements                                                                       85
              Distribution Agreement                                                                        89
              Distribution Plans                                                                            90
              Other Services                                                                                99
              Expenses Borne by the Trust                                                                   100
Portfolio Transactions and Brokerage                                                                        100
Net Asset Value                                                                                             104
Shareholder Investment Account                                                                              106
Shareholder Servicing Agent                                                                                 106
Purchase, Redemption, Exchanges and Repurchase                                                              106
              How to Purchase Shares of the Funds                                                           106
              Alternative Sales Arrangements                                                                108
              Purchases at NAV                                                                              110
              Reduced Sales Charges on Class A Shares                                                       111
              Letter of Intent ("LOI")                                                                      111
              Contingent Deferred Sales Charge, Class A                                                     111
              Contingent Deferred Sales Charge, Class B                                                     112
              Contingent Deferred Sales Charge, Class C                                                     113
              Redemptions and Exchanges                                                                     114
              Distributions in Kind                                                                         114
              Suspension of Redemptions                                                                     115
              Exchange Privileges                                                                           115
              Distributions and Redemptions for Equity Index Fund                                           116


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
Tax-Deferred Retirement Plans                                                                               117
              Cash or Deferred Profit Sharing Plans Under Section 401(k) for
                 Corporations and Self-Employed Individuals                                                 117
              Individual Retirement Account ("IRA")                                                         117
              403(b)(7) Tax Sheltered Account                                                               118
              General Information                                                                           118
Calculation of Performance Quotations                                                                       119
Tax Information                                                                                             128
              Taxation of the Funds                                                                         128
              Character of Distributions to Shareholders -- General                                         129
              Character of Distributions to Shareholders -- The Tax-Free Funds                              130
              Discount                                                                                      130
              Users of Bond-Financed Facilities                                                             131
              Taxation of Options, Futures and Similar Instruments                                          131
              Passive Foreign Investment Companies                                                          132
              Foreign Currency Gains and Losses                                                             132
              Commodity Investments                                                                         133
              Dispositions of Fund Shares                                                                   133
              Tax Reporting Requirements                                                                    133
              Foreign Taxes                                                                                 134
              State and Local Taxes - General                                                               134
              Explanation of Fund Distributions                                                             135
              Additional Information Regarding the Equity Index Fund                                        135
              Additional Information Regarding the California Tax Free Fund and New
                 York Tax Free Fund                                                                         135
              Annual Statements                                                                             136
              General Information                                                                           136
Organization and Capitalization                                                                             137
              General                                                                                       137
              Voting Rights                                                                                 137
              Shareholder and Trustee Liability                                                             137
              Registration Statement                                                                        137
              Share Ownership of the Funds                                                                  138
Other Information                                                                                           150
              Independent Accountants                                                                       150
              Transfer Agent                                                                                150
              Custodians                                                                                    150
              Legal Counsel                                                                                 151
              Code of Ethics                                                                                151
              Appendix A -- Description of Securities  Ratings                                              152
              NYLIFE Inc. and Subsidiaries -- Consolidated Financial Statements
                 December 31, 1998 and 1997                                                                 156




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                               THE MAINSTAY FUNDS

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of 23 separate investment portfolios: Blue Chip Growth Fund, California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Government Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, Money Market Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually referred to as a "Fund" or, collectively, the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory Agreements with Monitor Capital Advisors, Inc. ("Monitor") with respect to the Equity Index Fund; Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton Greiner, Hartman, Maher & Co. ("DGHM") with respect to the Small Cap Value Fund; Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund; Markston International LLC ("Markston") with respect to the MAP Equity Fund and MacKay-Shields Financial Corporation ("MacKay-Shields") with respect to the remaining 17 Funds; MacKay-Shields, Monitor, GAMCO, John A. Levin & Co., Dalton, Greiner, Madison Square Advisors and Markston are sometimes jointly referred to as the "Subadvisers."

     The Trust, formed January 9, 1986, is a Massachusetts business trust. Each Fund, other than California Tax Free Fund, Equity Index Fund, International Bond Fund, Global High Yield Fund, and New York Tax Free Fund, is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

                   ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

     The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed in seeking to achieve those objectives. This section contains supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the principal investment strategies the Funds may utilize, and certain risks involved with those strategies.

     NONE OF THE FUNDS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM.

     Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by a Subadviser. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which a Fund invests at the same time as another fund or another account managed by the same Subadviser, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

BLUE CHIP GROWTH FUND

     The Fund will generally invest in Blue Chip companies, with the Subadviser selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those which occupy (or in the Subadviser's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects compared with other companies in the same industry; possession of proprietary technology with the potential to bring about major changes within an industry; and/or leading sales within an industry, or the potential to become a market leader.

     In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth than its competitors and the market in general; higher profit margins relative to its competitors; strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

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     The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government, various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.

CONVERTIBLE FUND

     In selecting convertible securities for purchase or sale, the Subadviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box, among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

EQUITY INDEX FUND

     When the Fund has cash reserves, the Fund may invest in S&P 500 Index Futures, cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

     The Fund seeks to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Price Index. The Fund regularly monitors how well its performance corresponds to that Index and seeks to take corrective action whenever the correlation between the Fund's performance and the Index is less than 0.95.

GLOBAL HIGH YIELD FUND

     Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

     In making investments for the foreign and emerging markets sectors of the Fund, the Subadviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Subadviser will also determine, using good faith and judgement, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

     The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but its Subadviser may do so, when, in its discretion, it believes it advisable.

GOVERNMENT FUND

     This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by:
(i) the full faith and credit of the U.S. government (e.g., Government National Mortgage Association ("GNMA") certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government;
(iii) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

     The agencies and instrumentalities that issue U.S. government securities include, among others: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

     The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

     Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadviser.

HIGH YIELD CORPORATE BOND FUND

     This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadviser expects interest rates to decline.

     Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

     Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

     The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

     The Subadviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

INTERNATIONAL BOND FUND

     The International Bond Fund may be appropriate for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values. In making investments for the Fund, the Subadviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadviser will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments but may do so when the Subadviser, in its discretion, believes it advisable.

     Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box. The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadviser.

INTERNATIONAL EQUITY FUND

     In making investments for the Fund, the Subadviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Subadviser will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and future contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Fund is not obligated to use any of these instruments, but may do so when the Subadviser, in its discretion, believes it advisable.

     The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

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MAP EQUITY FUND

     The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

     The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

     In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MONEY MARKET FUND

     The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars).

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act ("Rule 2a-7"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Subadviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or,
(ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security, and that is rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO;(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Subadviser;(4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest ("Demand Feature") or an obligation of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest ("Guarantee Obligation"), the Guarantee Obligation has received a rating from an NRSRO or the Guarantee Obligation is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee Obligation, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee Obligation, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee Obligation is substituted with another Demand Feature or Guarantee Obligation,(5) if it is a security issued by a money market fund registered with the Securities and Exchange Commission ("SEC") under the 1940 Act; or (6) if it is a government security as defined in Rule 2a-7. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

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     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the highest rating category, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantee Obligations. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee Obligation, the Fund, with respect to 75% of its total assets, shall not have invested more than 10% of its assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee Obligation (or a security after giving effect to the Demand Feature or Guarantee Obligation) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantee Obligations from the institution that issued the Demand Feature or Guarantee Obligation. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Subadviser, under procedures approved by the Board of Trustees, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub- Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

     Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of Rule 2a-7, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

RESEARCH VALUE FUND

     Under normal market conditions, the Fund invests at least 80% of its total assets in common stock and other securities having equity characteristics. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. The Fund may also invest in debt securities, including U.S. Government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Subadviser.

     However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high yield" or "junk" bonds). These investments involve certain risks. The Fund may also invest in money market instruments, including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.

SMALL CAP VALUE FUND

     It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Subadviser's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Subadviser's valuation model. The Fund may invest up to 15% of net assets in real estate investment trusts ("REITs").

STRATEGIC INCOME FUND

     In managing the Fund, the Subadviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Subadviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

     In making investment decisions with respect to maturity shifts, the Subadviser takes into account a broad range of fundamental and technical indicators. The Subadviser will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

     In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadviser expects interest rates to decline. If the Subadviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

     Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

     Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

     The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

     In making investments in foreign securities the Subadviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadviser may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

     Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadviser.

     The Subadviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

STRATEGIC VALUE FUND

     In managing the Fund, the Subadviser conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among the three asset classes. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Subadviser in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Subadviser's analysis indicates that the Fund should be fully invested in only one asset group, the Subadviser will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.

     In analyzing different securities to assess their relative attractiveness, the Subadviser's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

     In assessing whether a stock is undervalued, the Subadviser considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Subadviser's opinion, either unwarranted pessimism or unrecognized value.

     In selecting convertible securities for purchase or sale, the Subadviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

     In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Subadviser expects interest rates to decline. If the Subadviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

     Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

     Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

     The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

     In making investments in foreign securities the Subadviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Subadviser may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

     To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

TAX FREE BOND FUND

     This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Subadviser nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest.

     Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

     The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

     The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

     From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadviser.

TOTAL RETURN FUND

     The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

     The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Subadviser.

     Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Subadviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

THE EQUITY INDEX FUND GUARANTEE

     NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

     If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

     A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

     NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the fifth business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

     Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Information." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

     The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

     Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

     The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

     If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

     Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

     NYLIFE is a New York holding company incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1998, appear in this SAI.

     New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors, NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

HOW THE INDEXING WORKS

     The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Subadviser seeks to provide investment results which mirror the performance of the Index. The Subadviser attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

     It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

     "Standard & Poor's", "S&P 500", "S&P", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

     The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

     The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State.

     Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

     Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

     On November 8, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

     In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     On November 8, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal



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

income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94. Per pupil funding from Proposition 98 sources for the Fiscal Year 1999-00 is projected to be $5,944, an increase of approximately $200 per pupil from the 1998-99 Fiscal Year, and an increase of nearly $500 per pupil from the 1997-98 Fiscal Year.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off- budget loans. The settlement of this case, finalized in July, 1996, provided, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

     Substantially increased General Fund revenues, above initial budget projections, in the fiscal year 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs. During the Fiscal Year 1999-00, the most significant use of new K-12 Proposition 98 General Fund is $365 million for the Governor's READ in Schools Initiative, which seeks to improve reading skills, the quality of professional teaching, and school accountability. The remaining funds are attributable to statutory growth funding, cost-of-living adjustments, and deficit reduction funding for school district county offices of education.

     Certain California municipal securities in the Fund may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

     Certain California municipal securities in the Fund may be obligations that finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

     On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties.
The possibility exists that another such earthquake could create a major dislocation of the State economy.

     Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children ("AFDC") and Greater Avenues to Independence ("GAIN") programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

     Although the long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

     Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

     Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

     The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated.

     At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package were a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimated that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

     The following are major features of the 1998-99 Budget Act:

     1. The Budget reflected the largest single year tax cut reduction in California history, amounting to approximately $1.4 billion in 1998-99. The central element is a bill which provides for a phased-in reduction of Vehicle Licensing Fee ("VLF"). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the VLF has been reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter. In addition to the cut in VLF, the 1998-99 budget includes temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit($133 million), and various targeted business tax credits ($106 million).

     2. Proposition 98 funding for K-12 schools is increased by $2.2 billion in General Fund moneys over the latest revised 1997-98 levels, over $1 billion higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,752, which is $478 over the 1997-98 level. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

     3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $339 million (15.6%) for the University of California and $271 million (14.5%) for the California State University system. In addition, Community Colleges increased by $182 million (9.0%).

     4. The Budget includes increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increase will depend on sufficient General Fund revenue to trigger the phased costs in VLF described above.

     5. Funding for the judiciary and criminal justice programs increased by about 15% over 1997-98, primarily to reflect increased state support for local trial courts and rising prison population.

     6. Various other highlights of the revised Budget included new funding for resources projects, dedication of $240 million of General Fund moneys for capital outlay projects, funding of a state employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

     7. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The state anticipates receiving approximately $173 million in federal reimbursements for federal fiscal year 1998.

      The revised 1998-99 budget as reported in the 1999-00 Governor's Budget, also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1998 Budget Act. Major budget items include costs for the All-American Canal, state's share of purchase of Headwaters Forest, and additional funds for state prisons and juvenile facilities. The revised budget reflects $443 million reduction in the State's obligation to contribute to STRS in 1998-99.

     The Department of Finance released updated estimates for the 1998-99 Fiscal Year on January 9, 1998 as part of the Governor's 1999-00 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $56.3 billion, down approximately $600 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $1.0 billion above the original Budget Act, to $58.3 billion. The balance in the budget reserve, the SFEU, is projected to be $618 million at the end of the 1998-99 Fiscal Year, down approximately $500 million from the Budget Act projection.

     In January 1999, the Governor released his proposed budget for the 1999-00 Fiscal Year (the "Proposed Budget"). The Governor's Proposed Budget projects total General Fund revenues and transfers of $60.3 billion, a $3.3 billion increase over revised 1998-99 revenues. This includes anticipated initial payments from the tobacco litigation settlement of about $560 million and receipt of one-time revenue from sale of assets. Overall, the increase reflects an underlying revenue growth rate of 4.7% based on economic trends, as well as non-economic factors, such as the tobacco company litigation, that increases the total revenue growth rate to 7.1%.

     Total General Fund expenditures for 1999-00 are recommended at $60.5 billion, an increase of $2.7 billion above the revised 1998-99 level. The budget gives highest priority to education, with Proposition 98 funding increasing by almost 5%. The Governor's budget also proposed new education initiatives, such as the READ in Schools Initiative. The proposed budget included a modest increase in higher education funding, and an 8 percent increase in SSP payments (a State-funded welfare program). The Governor assumed decreases in Medi-Cal and CalWORKS grant cost as a result of decreasing caseloads. The Governor's Budget projects that the budget reserve, the SFEU, will be $415 million at June 30, 2000, $200 million lower than the projected level at June 30, 1998. The Governor's Budget projects Special Fund revenues of $15.2 billion, and Special Fund expenditures of $15.7 billion, in the 1999-00 Fiscal Year. A total of $1.3 billion of bond fund expenditures are also proposed.

     At the end of the 1999-00 Fiscal Year, the Fund balance is projected to be $895 million, comprised of $480 million in reserve for liquidation of encumbrances and $415 in reserve for economic uncertainties.

     On February 16, 1999, the Legislative Analyst released a report on the 1999-00 Governor's Budget (the "LAO Report"). The LAO Report was based in part on actual revenues received in December, 1998 and January, 1999, which had not been available when the Governor's Budget was prepared. These revenues were higher than had been predicted in the Governor's Budget, apparently reflecting stronger than expected economic activity in the nation and the State. The LAO report projected that General Fund revenues in 1998-99 could be as much as $750 million higher than predicted in the Governor's Budget, and 1999-00 revenues could be $550 million above the Governor's Budget.

     The Governor's Budget includes a proposal to implement changes in law to make "mid-course corrections" in the State budget if ongoing revenues fall short of projects during fiscal year or expenditures increase significantly. The proposals include two components: restoring authority for the Director of Finance to reduce expenditures in certain circumstances and an automatic "trigger" mechanism that would produce spending cuts if certain conditions were met. These proposals will require legislative action.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

     The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

     The Bonds have received ratings of "Aa3" by Moody's Investors Service, "A+" by Standard & Poor's, a division of The McGraw-Hill Companies and "AA-" by Fitch ICBA, Inc. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. A revision or withdrawal of any such credit rating could have an effect on the market price of the Bonds. After the Bonds are rated, the State Treasurer intends to provide appropriate periodic credit information to the bond rating agencies to assist in maintaining the ratings on the Bonds.

     The State's reliance on information technology in every aspect of its operations has made Year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, is responsible for ensuring the State's information technology processes are fully functional before the year 2000. The DOIT has created a Year 2000 Task Force and a California 2000 Office to establish statewide policy requirements; to gather, coordinate, and share information; and to monitor statewide progress. In December 1996, the DOIT began requiring departments to report on Y2K activities and currently requires departmental monthly reporting of Y2K status. The DOIT has emphasized to departments that efforts should be focused on applications that support mission-critical business practices.

     The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. The State Controller's Office reported that it had completed the necessary Y2K remediation projects for the State fiscal and accounting system by December 31, 1998, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure that they are also compliant.

     Although substantial progress has been made toward the goal of Y2K compliance, the task is very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what the impact failure of any particular IT system(s) or of outside interfaces with IT systems might have.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

     The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

     There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

     Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Annual Information Statement, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

     The State's 1998-99 enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $799 million that is comprised of a balance of $473 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $226 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

     The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in 1998-99 fiscal year are projected to grow at approximately 7.5%, following an adjusted growth roughly nine percent in the 1997-98 fiscal year.

     The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000 and is referred to herein as the State's 1999-00 fiscal year. This section of the AIS reflects estimates of receipts and disbursements for the State's 1999-00 fiscal year as formulated in the Financial Plan released on February 9, 1999, and as supplemented on February 18, 1999. Additional information on the State's finances will be released in quarterly updates to the Financial Plan. Information on the State's Capital Program and Financing Plan for the 1999-00 through 2002-03 fiscal years was released on or before July 30, 1999. The update to the State's financial projections based upon Generally Accepted Accounting Principles (GAAP) will be released on or before September 1, 1999.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.

     Total General Fund receipts in 1999-00 are projected to be $38.81 billion, an increase of over $2 billion from the current estimate of $36.78 billion in 1998-99. This total includes $34.80 billion in tax receipts, $1.28 billion in miscellaneous receipts, and $1.93 billion in transfers from other funds.

     The personal income tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $22.88 billion, nearly $2.77 billion above the 1998-99 collection total. The projected annual growth is in part due to the net impact of refund reserve transactions which will increase reported collections by over $1.77 billion, as partially offset by the diversion of slightly over $1.22 billion in income tax receipts to the STAR fund to finance the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9%. This growth is largely a function of over 5.3% growth in income tax liability projected for 1999 as well as the impact of the 1998 tax year settlement on 1998-99 net collections.

     User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

     Receipts from user taxes and fees are projected to total $7.17 billion, a decrease of $76 million from reported collections in the prior year. The sales tax component of this category accounts for approximately 80% of projected receipts, and is projected to increase by 4.4% in the 1999-00 fiscal year. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines were exacerbated in 1998-99 by revenue losses from scheduled and enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedication Highway and Bridge Trust Fund.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

     Total business tax collections in 1999-00 are now projected to be $4.56 billion, $241 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1999.

     Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $980 million - $119 million below last year's amount. The expected decline in collections from this category is a result of the ongoing effect of enacted tax cuts, and the elimination of the real property gains tax collections.

     Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.24 billion, down $292 million from the prior year, reflecting the growing effects of the phase-out of the medical provider assessments.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.93 billion, or $20 million less than total receipts from this category during 1998-99. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $43 million, while transfers from all other funds are expected to fall by $20 million, primarily reflecting lower receipts from real estate transfer taxes.

     General Fund disbursements in 1999-00, including transfers to support capital projects, debt service and other funds, are estimated at $37.14 billion. This represents an increase of $528 million or 1.4% percent from 1998-99. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1999-00 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

     Grants to Local Governments is the largest category of General Fund disbursements, comprising approximately 67% of all General Funding disbursements, and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1999-00 Financial Plan projects spending of $24.81 billion in this category, an decrease of $86 million or -0.4% over the prior year, in part due to a $175 million decline in proposed spending for legislative initiatives. The largest annual decreases are for education, Medicaid, other health and social welfare programs, and community projects grants.

     State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature, and the court system. Personal service costs account for approximately 73% of spending in this category. Since January 1995, the State's workforce has been reduced by about 10% and is projected to remain at its current level of approximately 191,200 persons in 1999-00.

     State operations spending is projected at $6.89 billion, an increase of $243 million or 3.7% the prior year. This increase is primarily due to the annualized costs of collective bargaining agreements for 1998-99, the costs of staffing a new State prison facility, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and an increase in the Legislative and Judiciary budgets.

     Disbursements in General State charges are estimated at $2.32 billion, an increase of $32 million from the prior year.

     Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1999-00 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

     Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. Transfers in support of debt service are projected at $3.08 billion in 1999-00, an increase of $299 million from 1998-99. The increase reflects the reclassification of SUNY community debt from local assistance accounts. The balance reflects the costs of prior borrowings and costs connected to the Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State-supported bonds. Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues, or federal grants. These transfers are projected at $439 million for 1999-00. Remaining transfer's from the General Fund to other funds are estimated to decline $71 million in 1999-00 to $350 million. This decline is primarily the net impact of one-time transfers in 1998-99 to the Lottery and Oil Spill Funds.




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


     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Total disbursements for programs supported by Special Revenue Funds are projected at $30.54 billion, an increase of $537 million or 1.8% from 1998-99. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.93 billion, an increase of $222 million or 1.0%. The single largest program in this fund group is Medicaid, which is projected at $13.55 billion, a decrease of $578 million below last year. Federal support for welfare programs is projected at $1.69 billion, a decrease of $259 million from 1998-99, due largely to declining case loads. The remaining growth in federal funds is primarily due to (1) education spending, projected at $1.86 billion in 1999-00, an increase of $170 million from 1998-99; and (2) the Child Health Plus program, estimated at $278 million in 1999-00, an increase of $96 million from last year. This program will expand health insurance coverage to children of indigent families.

     State special revenue spending is projected to be $8.61 billion, an increase of $315 million or 3.8% from last year's levels. Most of this projected increase in spending is due to the $638 million increase in the STAR program, as well as $42 million increase for the State share of the new Child Health Plus program.

     Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

     Capital Projects Funds spending in fiscal year 1999-00 is projected at $4.39 billion, an increase of $184 million from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund ("EPF"). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity. The capital spending plan also includes approximately $272 million for maintenance, preservation, and improvement projects at existing SUNY and CUNY facilities.

     Spending for capital projects is financed with cash or bond proceeds. Cash resources include pay-as-you-go State resources and Federal grants. Bond resources include proceeds from the sale of bonds, including voter-approved General Obligation bonds or public authority bonds.

     The Governor's debt reduction measures lower the State's dependence on debt by ensuring that a larger and growing share of the State's essential capital investments are financed with pay-as-you-go resources. The prudent financing of capital needs with cash resources ensures that less than one-half of 46% of capital spending in 1999-00 will be financed with debt while State pay-as-you-go resources and Federal grants will support the majority of 54% of capital costs.

     Total cash resources are comprised of State pay-as-you-go and Federal grants, and will finance 54 percent of 1999-00 capital spending. The percentage of the Capital Plan financed with pay-as-you-go resources in 1999-00 will represent 22% of total projected capital spending, an increase of 4% over last year's Plan estimate. Approximately 32% of the State's total spending for capital projects is expected to be supported by Federal grants, mainly for transportation and environmental purposes. Primarily as a result of the new Federal Highway Act, TEA-21, spending supported by Federal grants in 1999-00 will increase by $272 million, or 24%, from the 1998-99 enacted Capital Plan.

     Bonds will also be used as a resource for capital spending. Approximately $316 million, or 7% of projected 1999-00 capital spending will be supported by the Clean Water/Clean Air Environmental Bond Act approved by the voters in 1996. These projects will continue to protect the environment and the health and safety of all New Yorkers. Efforts to shift the financing of capital projects from bonds to cash resources will significantly reduce the share of 1999-00 capital spending projected to be financed with authority bond proceeds from last year's projection of 46% to 39%. In

1999-00, $1.7 billion of total capital spending, primarily in the areas of transportation, corrections, mental hygiene and higher education programs will be reimbursed by authority bond proceeds.

     In the 1999-00 Fiscal Year, the State projects a closing balance in the General Fund of $2.63 billion, comprised of a balance of $1.79 billion in the reduction reserves, $473 million in the TSRF, and $100 million in the CRF.

     The Division of the Budget projects budget gaps of $1.11 billion in 2000-01 and $2.08 billion in 2001-02. These estimates assume that the Legislature will enact the 1999-00 Executive Budget and accompanying legislation in its entirety. The gaps also include $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the 1999-00 Financial Plan recur and grow in value in future years. The Division of the Budget projects that, if the projected budget gap for 2000-01 is closed with recurring actions, the 2001-02 budget gap would be reduced to $963 million under current projections.

     The Executive Budget assumes the use of $1.79 billion tax reduction reserve to offset the incremental loss in tax receipts resulting from previously enacted and proposed tax reductions beginning in 2000-01. The Financial Plan currently assumes that $589 million of the reserves (about one-third of the amount available) will be applied in 2000-01, with the remaining $1.2 billion used in 2001-02. The State may alter how it apportions the reserves across the three years of the projection period.

     The Governor is required by law to propose a balanced budget each year and will propose steps necessary to address any potential remaining budget gaps in subsequent budgets. The Division of the Budget estimates that the State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively, and ended each of thee years with a cash surplus.

     The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1999-00 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1999-00 or in future fiscal years.

     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1999 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the Financial Plan are based on the State tax structure n effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

     The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set fort herein. In the past the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years are projected to grow more substantially beyond the 1999-00 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

     New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

     Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

     An additional risk to the 1999-00 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

     Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

     The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

     Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

     Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres and as well as compensatory and punitive damages.

     In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

     The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

     The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1999-00 fiscal year.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and 28 municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9% increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

     The 1998-99 budget included an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totaled more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     Moody's Investors Service, Inc. ("Moody's") has given the Series 1999A Tax-Exempt Bonds and the 1999B Taxable Bonds a rating of "A2" and Standard & Poor's Ratings Group ("S&P") has given the Bonds a rating of "A."

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

     The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

     The Government of Puerto Rico has established programs directed at developing the manufacturing and service sectors (with emphasis on the tourism industry) of the economy and expanding and modernizing the island's infrastructure. Domestic and foreign investment has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issues by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

     The economy of Puerto Rico is fully integrated with that of the United States mainland. During fiscal 1997, approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.

     The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has experienced a basis change over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and hotel and related services, also plays a major role in economy. It rates second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

     Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing.

     Gross product in fiscal 1993 was $25.1 ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).

     Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices). The difference in the statistics of 1992 prices for gross product and personal income is attributable to the difference in the price deflators used for each.

     Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or

71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare and U.S. Civil Service retirement pensions.

     According to the Labor Department's Household Employment Survey, during fiscal 1998, total employment increased 0.8% over fiscal 1997. Total monthly employment averaged 1,137,400 during the fiscal 1998, compared to 1,128,500 in fiscal 1997. The seasonally adjusted unemployment rate for September 1998 was 13.5%.

     The Planning Board's gross product forecast for fiscal 1999, made in February 1998, projected an increase of 2.7% over fiscal 1998.

     Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of a gross domestic product. According to the Planning Board's estimates, in fiscal 1997 manufacturing generated $19.8 billion, or 41.2%, of gross domestic product and accounted for 14.4% of total employment; as compared with fiscal 1996, when it generated $19.0 billion, or 42.0%, of gross domestic product and accounted for 14.4% of total employment. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Federal legislation enacted in 1996, however, which amended Internal Revenue Code Section 936, phased out the federal tax incentives during a 10-year period.

     For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 instituted two alternative methods for calculating the credit and limited the amount of the credit that a qualifying company could claim. These limitations area based on a percentage of qualifying income and on qualifying expenditures on wages, other wage related benefit and qualifying expenditures. As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996, the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations to the extent substantially new operations are established in Puerto Rico), the 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

     During 1997, Governor Rossello proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue to effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely, (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995, and
(iii) eliminate the income cap. Although said proposal was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is not possible at this time to predict whether the Section 30A Credit will be modified.

     It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendment. The Government incentive programs to safeguard Puerto Rico's competitive position.

     Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislations and covered into the Treasury of Puerto Rico in the two fiscal years proceeding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury of Puerto Rico, and motor vehicle fuel taxes and license fees, which are allocated to the Highway Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

     On February 26, 1997 legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self-government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth status. Under the proposed legislation, failure to settle on full self-government after completion of the referenda process provided therein would result in retention of the current commonwealth status. On March 19, 1997, similar legislation was introduced in the U.S. Senate. On March 4, 1998, the U.S. House of Representatives voted in favor of the Political Status Act. The Senate, however, has failed to act upon the Political Status Act and is not expected to consider this measure prior to the end of the current session.

     Pursuant to legislation approved by the Commonwealth Legislature, a referendum will be held in Puerto Rico on December 13, 1998 in which the voters will express their preference among four political status options. Two of the options represent statehood and independence. The other two options describe statuses which are based on a political relationship with the United States providing varying degrees of sovereignty over local, national and international matters. In connection with this referendum, the U.S. Senate adopted Senate Resolution 279 in which it expressed the sense of the Senate supporting and recognizing the right of United States citizens residing in Puerto Rico to express their views regarding their future political status through a referendum.

     On September 21, 1998, Puerto Rico suffered the direct impact of Hurricane Georges. The hurricane caused extensive damage throughout the island, with the most serious damage occurring in the central mountain region. The island was declared an emergency zone by President Clinton, thus making it eligible for emergency assistance from the Federal Emergency Management Agency ("FEMA"). Most losses to government and private property are expected to be covered by private insurance, FEMA emergency aid and local government assistance programs.

     It is expected that the hurricane will have a moderate short term negative impact on the economy. Unemployment figures may increase during the second quarter of fiscal year 1999 while the local economy recovers from the effects of the hurricane. The receipt of FEMA funds and private insurance proceeds and the corresponding increase in capital investment resulting from restoration activities is expected to counteract the negative impact of the slowdown in production activity. It is expected that the island will receive more than $3 billion from FEMA assistance and private insurance proceeds. This infusion is expected to generate increased economic activity similar to what the island experienced in the months after Hurricane Hugo and Hurricane Hortense in 1989 and 1996, respectively.

     Governor Rossello's administration has developed and is implementing a new economic development program which is based on the premise that the private sector should provide the primary impetus for economic development and growth. This new program, referred to as the New Economic Model, promotes changing the role of the government from one of a provider of most basic services, to that of a facilitator for private sector initiatives, and encourages private sector investment by reducing government-imposed regulatory constraints.

     The New Economic Model contemplates the development of initiatives that will foster private investment in, and private management of, sectors that are served more efficiently and effectively by private enterprise. The New Economic Model also seeks to identify and promote those areas in which Puerto Rico can compete more effectively in the global markets. In this regard, tourism has been targeted as a priority because of its potential for job creation and increased contribution to the gross product stemming from Puerto Rico's natural competitive advantage. The New Economic Model also seeks to reduce the size of government's direct contribution to gross domestic product. As part of this goal, the Government has transferred certain governmental operations and sold a number of its assets to private parties. One of the goals of the Rossello administration is to change Puerto Rico's public health care system from one in which the government provides: (i) free health services to low income individuals through public health facilities owned and administered by the government to one in which all medical services are provided by the private sector; and (ii) the government provides comprehensive health insurance coverage for qualifying (generally low-income) Puerto Rico residents.

     Computer applications could fail or create erroneous results at or during the year 2000. The extent of the potential impact of the Year 2000 Problem is not yet known, and if not timely corrected, it could affect the global economy. The Commonwealth does not anticipate that the transition to the twenty first century will have any material impact on its ability to continue providing governmental services. Each department, agency and instrumentality of the Commonwealth has implemented a program intended to assess and remedy the Year 2000 Problem in its respective unit. In addition, each such unit has been directed to seek assurances from service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000 and to continue to monitor the situation. However, in the event the Commonwealth or other such organizations are not Year 2000 compliant, the Commonwealth may face material adverse consequences with respect to its revenues and operations.

     On January 22, 1996, the U.S. District Court in Puerto Rico consolidated all cases against the Commonwealth related to the complaints filed in 1979 by the inmates of the correctional facilities in Puerto Rico. The Court ruled a permanent order requiring the Commonwealth to comply with the requirement of the minimum fixed living space per inmate. In the opinion of management, based on advice of their legal counsel, this order will limit the imposition of further fines and the fines already paid together with the accrued liability the general long-term debt account group, (which amount to approximately $200 million at June 30, 1997) shall be sufficient to carry out the Court's requirement.

     Moody's and S&P have given the Bonds ratings of Baa1 and A, respectively. These ratings do not reflect the MBIA Bond Insurance Policy or the Ambac Bond Insurance Policy. Moody's and Standard and Poor's have given the Insured Bonds ratings of Aaa and AAA, respectively. Ratings reflect only the respective views of the rating agencies and an explanation of the significance of each rating may be obtained only from the respective rating agency. There is no assurance that such ratings will remain in effect for any given period of time or that they will not be revised downward or withdrawn entirely by either or both of such rating agencies, if in the judgment of either or both, circumstances so warrant.

                      INVESTMENT PRACTICES AND INSTRUMENTS
                            COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

TEMPORARY DEFENSIVE MEASURES

     In times of unusual or adverse market conditions - for temporary defensive purposes - each fund, except for the Equity Index Fund, may invest without limit in cash and cash equivalents. See "Cash Equivalents."

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. In addition, the Global High Yield Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund and California and New York Tax Free Funds will enter into repurchase agreements as a means of earning income on their cash reserves when, in the judgment of the Subadviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

     For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Subadvisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Strategic Income Fund, Strategic Value Fund, California Tax Free Fund, New York Tax Free Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. The Strategic Income Fund, Strategic Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund will each limit its investments in reverse repurchase agreements to no more than 5% of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

     The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the named Funds to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

LENDING OF PORTFOLIO SECURITIES

     In accordance with guidelines adopted by the Board of Trustees, each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to 100% of the current market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Subadvisers.

     As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Subadviser to be creditworthy and approved by the Board, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If a Subadviser determines to make securities loans, it is intended that the value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. Under the guidelines adopted by the Board of Trustees, a Fund may not enter into a lending agreement with a counterparty which would cause the Fund to have loans outstanding to that counterparty for securities having a value greater than 5% of the Fund's total assets.

CASH EQUIVALENTS

Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof(including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper (as described in this SAI) short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described above if such instruments are deemed by the Subadviser to be of comparable high quality and liquidity. In addition, the Global High Yield, International Equity and International Bond Funds may hold foreign cash and cash equivalents.

BANK OBLIGATIONS

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

COMMERCIAL PAPER

     Each Fund may invest in commercial paper if it is rated at the time of investment Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Fund's Subadviser determines that the commercial paper is of comparable quality. In addition, each Fund may invest up to 5% of its total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, if the Fund's Subadviser determines that the commercial paper is of comparable quality. Commercial paper represents short-term unsecured promissory notes issued by banks or bank holding companies, corporations and finance companies.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to 10 years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities."

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

     The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, MAP Equity Fund and Global High Yield Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Subadviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

     Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. The Funds do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund. Such transactions, which involve costs to a Fund, may be limited by the requirements imposed on each Fund to qualify as a "regulated investment company" under the Code.

FOREIGN SECURITIES

     Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts and International Depositary Receipts are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

FOREIGN CURRENCY TRANSACTIONS

     Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may seek to increase its return by trading in foreign currencies. In addition, to the extent a Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which the Funds may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A foreign currency forward exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, each Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Fund might employ a foreign currency transaction. When a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Another example is when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy" hedge). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     A Fund may also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     A Fund may also purchase or sell currencies to profit from changing exchange rates based upon the Subadviser's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Subadviser's currency assessment is incorrect.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. When a Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract.

     Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that the use forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

     The Subadvisers believe active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

     The Funds cannot assure that their use of forward contracts will always be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currencies and could result in losses to the Fund if currencies do not perform as the Subadviser anticipates. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell a foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund, Strategic Income Fund and Global High Yield Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Fund may, subject to compliance with its respective limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

BRADY BONDS

     Each of the Convertible Fund, Global High Yield Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady bonds are not considered U.S. government securities.

     Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

     Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

     Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Securities which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for Municipal Securities which were not publicly offered initially.

     The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Securities the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Securities.

     The Tax Free Bond Fund and California and New York Tax Free Funds may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Subadviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Securities which are not General Obligation Bonds is made by the Subadviser on the basis of the characteristics of the Municipal Securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Securities.

     In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

     There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

     INCOME LEVEL AND CREDIT RISK. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Securities, that risk cannot be entirely eliminated.

     TAX CONSIDERATIONS. With respect to the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Securities and their coupons may also be treated as taxable income under certain circumstances.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Securities as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES

     Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. To be an eligible investment for the Money Market Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities. The Money Market Fund may not invest in inverse floaters.

ZERO COUPON BONDS

     The Funds, except the Equity Index Fund and MAP Equity Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of these Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Subadviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of these Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

     At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Funds do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Fund may buy mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities
(see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities, which are securities interests in pools of mortgage-related securities, differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's Subadviser determines that the securities meet the Fund's quality standards.

     PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

     The MAP Equity Fund, California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which, in the opinion of the Fund's Subadviser, are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid (15% in the case of the Blue Chip Growth, Equity Income, Global High Yield, Growth Opportunities, International Equity, International Bond, MAP Equity, Research Value, Small Cap Growth, Small Cap Value, Strategic Income and Strategic Value Funds).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. As with bonds, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one such CMO, more than 10% of the Fund's net assets would be invested in such CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of such CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The Funds' Subadvisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's Subadviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of a Subadviser to forecast interest rates and other economic factors correctly. If a Subadviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES. The Funds' Subadvisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     If consistent with a Fund's investment objective and policies, and, in the case of the Money Market Fund, the requirements of Rule 2a-7, a Fund also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

WARRANTS

     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's



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

custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Subadvisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets. The MAP Equity Fund may not enter into short sales against the box.

OPTIONS ON SECURITIES

     WRITING CALL OPTIONS. Each Fund, except the MAP Equity Fund and the Money Market Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the



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

underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadviser, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under Federal tax law, the International Bond Fund, International Equity Fund and Global High Yield Fund may, to the extent determined appropriate by the Subadviser, engage without limitation in the writing of options on their portfolio securities.

     WRITING PUT OPTIONS. Each Fund, except the Money Market Fund and the MAP Equity Fund, may also write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all



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

call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Subadvisers, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS. Each Fund, except Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Subadvisers deem to be of sufficient creditworthiness so as to minimize these risks.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Equity Fund, Money Market Fund and Tax Free Bond Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

     Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the MAP Equity Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.

     A Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.



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     If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

     Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the- counter options differ from traded options in that they are two- party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

     The Funds, except the MAP Equity Fund, may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index



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Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

     The California Tax Free Fund, Convertible Fund, Equity Income Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

     The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, MAP Equity Fund and Global High Yield Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund, International Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund are not limited to the above-listed exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Futures contracts trade on these markets through an "open outcry" auction on the exchange floor. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as



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between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Subadvisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract.

     SECURITIES INDEX FUTURES. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

     The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES. A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract if the Subadviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Subadviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

     Another risk is that the Subadviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or



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loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board



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of trade, or similar entity, or quoted on an automatic quotation system. The
Funds will not enter futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Information."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or


                                       67
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unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) delays in a availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.



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SWAP AGREEMENTS

     The International Bond Fund, International Equity Fund, Strategic Value Fund, Strategic Income Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most Swap Agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub- Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the

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swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

     The Funds may invest in participation interests in loans. A Fund's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a Participation Interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Fund's Subadviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund's qualitative standards. There is a risk that there may not be a readily available market for loan Participation Interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider Participation Interests not subject to puts to be illiquid.

     The principal credit risk associated with acquiring Participation Interests from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the Participation Interest was acquired and that of any person interpositioned between the Fund and the co-lender.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

     REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large-capitalization stocks such as those found in the Dow Jones Industrial Average. In addition, because smaller-capitalization stocks are typically less liquid than large-capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

RISKS ASSOCIATED WITH DEBT SECURITIES

     To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Fund purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Subadviser, such securities have the potential for future income (or capital appreciation, if any).

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Funds' investment restrictions set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without a majority vote of the outstanding shares of that Fund, as defined in the 1940 Act. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this

Statement of Additional Information, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

     Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

EACH FUND MAY NOT:

     1. With respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund, New York Tax Free Fund and Global High Yield Fund.

     2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

     3. Purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

     4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (or securities, with respect to the MAP Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, Global High Yield Fund and Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

     5. Make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

     6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

     7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

     1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

      Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

     The following are non-fundamental restrictions of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. Each of these Funds may not:

          (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Subadvisers or principal underwriter;

          (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Subadviser are deemed illiquid;

          (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with merger, consolidation, acquisition or reorganization;

          (d) invest in other companies for the purpose of exercising control or management;

          (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;
          (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund;
          (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period;
          (h) as an operating policy, each of the High Yield Corporate Bond and Strategic Income Funds may not invest more than 15% of its net assets in securities rated lower than B by Moody's or S&P;

          (i) as an operating policy, the Convertible Fund may not invest more than 5% of its total assets in securities that are rated less than B by Moody's or S&P; or are unrated but judged by the subadviser to be of comparable quality; or

          (j) as an operating policy, the Total Return Fund may not invest more than 5% of its net assets in securities rated below investment grade. Up to 20% of the Total Return Fund's debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the subadviser to be of comparable quality.
          The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

          (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

          (b) The Funds may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board).

          (c) A Fund may not invest in other companies for the purpose of exercising control or management.

          (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

     The following are non-fundamental restrictions of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value Fund:

          (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

          (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

          (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

          (d) As an operating policy, a Fund may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     The following are non-fundamental restrictions of the MAP Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund:

     (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

     (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

     (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Subadviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.
     (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization;
     (e) As an operating policy, the Blue Chip Growth Fund may not invest more than 10% of its total assets in securities of non-U.S. issuers.
     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

     In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

     In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Trustees.

     Each Subadviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

     (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

     (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (iii) dealer undertakings to make a market in the 144A security; and

     (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

     To make the determination that an issue of 4(2) commercial paper is liquid, a Subadviser must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

     (b) the 4(2) commercial paper is rated:

     (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

     (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

     (iii) if the security is unrated, the Subadviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

                              TRUSTEES AND OFFICERS

     The Board of Trustees oversees the Funds, the Manager and the Subadvisers. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


PRINCIPAL OCCUPATION(S)               POSITION(S)
-----------------------               -----------
NAME, ADDRESS AND AGE                 WITH TRUST                   DURING PAST 5 YEARS
---------------------                 ----------                   -------------------
Richard M. Kernan,Jr.*                Chairman and                 Director of MainStay VP Series
51 Madison Avenue                     Trustee                      Fund, Inc. From January 1987 to
New York, NY 10010                                                 present; Chairman of the board
Age: 58                                                            and Chief Executive Officer of
                                                                   MainStay VP Series Fund, Inc.
                                                                   From August 1989 to present;
                                                                   Executive Vice President and
                                                                   Chief Investment Officer of New
                                                                   York Life Insurance Company from
                                                                   March 1995 to present; Executive
                                                                   Vice President prior thereto;
                                                                   Member of the Board of Directors
                                                                   of New York Life Insurance Company
                                                                   from November 1996 to present and
                                                                   Chairman of the Investment Committee
                                                                   from January 1997 to present; and
                                                                   Director, MacKay Shields Financial
                                                                   Corporation, 1988 to present; and
                                                                   Director, Express Scripts, 1992-present.


Stephen C. Roussin*                   President, Chief             Director and Chairperson, MainStay
51 Madison Avenue                     Executive Officer            Institutional Funds, Inc., 1997
New York, NY 10010                    and Trustee                  to present; Senior Vice President,
Age: 35                                                            New York Life Insurance Company,
                                                                   1997 to present; Senior Vice President,
                                                                   Smith Barney, 1994 to 1997; and Division
                                                                   Sales Manager, Prudential Securities, 1989
                                                                   to 1994.


Mark Gordon*                          Trustee                      Senior Vice President, New York Life Insurance
51 Madison Avenue                                                  Company, 1998-present; President, NYLIFE
New York, NY 10010                                                 Distributors Inc., 1998-present; Senior Vice
Age: 45                                                            President, Seligman Financial Services,
                                                                   1995-1998, Senior Vice President, Directors of
                                                                   Investments, AG Edwards, 1994-1995.

Harry G. Hohn*                        Trustee                      Retired Chairman and Chief Executive Officer,
51 Madison Avenue                                                  New York Life Insurance Company; Chairman
New York, NY 10010                                                 of the Board and Chief Executive Officer,
Age: 67                                                            New York Life Insurance Company, 1990 to 1997;
                                                                   Vice Chairman of the Board, New York Life
                                                                   Insurance Company, 1986 to 1990; Director,
                                                                   New York Life Insurance Company, 1985 to
                                                                   present; Chairman of the Board, American Council
                                                                   of Insurance, 1994 to 1995; Chairman of the
                                                                   Board, Life Insurance Council of New York, 1996
                                                                   to 1997; Director, Million Dollar Roundtable
                                                                   Foundation, 1996 to 1997; Director, Insurance
                                                                   Marketplace Standards Association, 1996 to 1997;
                                                                   Director, Witco Corporation, 1989 to present;
                                                                   Member, International Advisory Board of Credit
                                                                   Commercial de France, 1995 to present; and a
                                                                   Life Fellow of the American Bar Foundation.


Edward J. Hogan                       Trustee                      Rear Admiral U.S. Navy (Retired); Independent
Box 2321                                                           Management Consultant, 1992 to 1997.
Sun Valley, ID  83353
Age:  66


Nancy Maginnes Kissinger                                           Member, Council of Rockefeller University,
Henderson Road                                                     New York, NY, 1991 to present; Trustee,
South Kent, CT 06785                                               Rockefeller University, 1995 to present;
Age: 65 Trustee                                                    Trustee, Animal Medical Center, 1993 to present;
                                                                   and Trustee, The Masters School, 1994 to present;
                                                                   Member, Board of Overseers, Rockefeller Institute
                                                                   of Government, Albany, NY, 1983- 1992 (Board
                                                                   dissolved).

Terry L. Lierman                      Trustee                    President, Capitol Associates, Inc., 1984 to
426 C Street, N.E.                                               present; Managing Director, The Life Services
Washington, D.C. 20002                                           Trust, 1998 to present; President, Employee
Age: 51                                                          Health Programs, 1990 to present; Vice Chairman,
                                                                 TheraCom Inc., 1994 to present; Director, Harvard
                                                                 University, Pollin Institute, 1995 to present;
                                                                 Director, PeacePac, 1994 to present; Commissioner,
                                                                 State of Maryland, Higher Education Commission,
                                                                 1995 to present; Vice Chairman, National
                                                                 Organization on Fetal Alcohol Syndrome, 1993 to
                                                                 present; Chief Executive Officer, Medical Crisis
                                                                 Systems, 1997 to present; and Board Member,
                                                                 Hollings Cancer Center, Medical University of
                                                                 South Carolina, 1993 to present; Member, UNICEF
                                                                 National Board, 1993 to present; Member, UNICEF
                                                                 National Board, 1993 to present.


John B. McGuckian                     Trustee                    Chairman of the Board, Ulster Television plc,
Ardverna                                                         1990 to present; Director, Ulster Television
Cloughmills                                                      plc, 1970 to present; Chairman of the Board,
Northern Ireland                                                 Tedcastle Holding Ltd. (energy), 1995 to
BT4 49NL                                                         present; Director, Cooneen Textiles Ltd. (clothing
Age: 59                                                          manufacturer), 1967 to present; Director Allied
                                                                 Irish Banks plc, 1977 to present; Director,
                                                                 First Trust Bank, 1991 to present; Director, Unidare
                                                                 plc (engineering), 1986 to present; Director,
                                                                 Irish Continental Group plc (ferry operations),
                                                                 1988 to present; Director, Harbour Group Ltd.
                                                                 (management company), 1980  to present; Chairman,
                                                                 Industrial Development Board, 1990 to 1997; and
                                                                 Chairman of Senate and Senior Pro-Chancellor, Queen's
                                                                 University, 1986 to present.

Donald E. Nickelson                   Trustee                    Vice Chairman, Harbour Group Industries, Inc., 1991
1701 Highway A-1-A                                               to present; Director, PaineWebber Group, 1980 to
Suite 218                                                        1993; President, PaineWebber Group, 1988 to 1990;
Vero Beach, FL 32963                                             Chairman of the Board, Paine Webber Properties,
Age: 66                                                          1985 to 1989; Director, Harbour Group, 1986 to
                                                                 present; Director, Sugen, Inc., 1992 to present;
                                                                 Chairman of the Board, Omniquip International, Inc.,
                                                                 1996 to present; Director, Carey Diversified, L.L.C.,
                                                                 January 1,1998 to present.


Donald K. Ross*                       Trustee                    Retired Chairman and Chief Executive Officer, New York
953 Cherokee Lane                                                Life Insurance Company; Director, New York Life
Franklin Lakes, NJ  07417                                        Insurance Company, 1978 to 1996; President, New York
Age: 73                                                          Life Insurance Company, 1986 to 1990; Chairman of the
                                                                 Board, New York Insurance Company, 1981 to 1990; New
                                                                 York Life Insurance Company, 1981 to 1990; Director,
                                                                 MacKay-Shields Financial Corporation, 1984 to present;
                                                                 and Trustee, Consolidated Edison Company of New York,
                                                                 Inc., 1976 to 1998.


Richard S. Trutanic                   Trustee                    Managing Director, The Somerset Group (financial
1155 Connecticut Ave. N.W.                                       advisory firm), 1990 to present; Chief Executive Officer
Suite 400                                                        and President, Americap L.L.C. (Financial Advisory
Washington, DC 20036                                             Firm), 1997 to present; Senior Vice  President,
Age: 46                                                          Washington National Investment Corporation (financial
                                                                 advisory firm), 1985 to 1990; Director, Allin
                                                                 Communications  Corporation, 1996 to 1997; and Director
                                                                 and Member of Executive Committee, Southern Net, Inc.,
                                                                 1986 to 1990.

Jefferson C. Boyce                    Senior Vice                   Chairman, Monitor Capital Advisors, Inc., 1977 to present;
51 Madison Avenue                     President                     Senior Vice President, MainStay Institutional Funds Inc.,
New York, NY 10010                                                  1998 to present; Senior Vice President, New York Life
Age: 40                                                             Insurance Company, 1994 to present; Director, NYLIFE
                                                                    Distributors Inc., 1993 to present; and chief
                                                                    Administrative Officer, Pensin, Mutual Funds,
                                                                    Structured Finance, Corporate Quality, Human
                                                                    Resources and Employees' health Departments, New
                                                                    York Life Insurance company, 1992 to 1994.


Anthony W. Polis                      Vice President and Chief      Vice President, New York Life Insurance Company, 1988 to
51 Madison Avenue                     Financial Company             present; Director, Vice President and Chief Financial
New York, NY 10010                                                  Officer, NYLIFE Securities Inc., 1988 to present; Vice
Age: 54                                                             President and Chief Financial Officer, NYLIFE Distributors
                                                                    Inc., 1993 to present; Treasurer, MainStay Institutional
                                                                    Funds Inc., 1990 to present; Treasurer, MainStay VP Series
                                                                    Fund, Inc., 1993 to present; Assistant Treasurer, MainStay
                                                                    VP Series Fund, Inc., 1992 to 1993; Vice President and
                                                                    Treasurer, Eclipse Financial Asset Trust, 1992 to present;
                                                                    Vice President and Chief Financial Officer, Eagle Strategies
                                                                    Corp. (registered investment adviser), 1993 to present.



Patrick J. Farrell                    Vice President                Vice President, New York Life Insurance Company, 1996 to
51 Madison Avenue                                                   present; Assistant Treasurer, Member of the Dividend
New York, NY 10010                                                  Committee, The MainStay Funds, 1998 to present.
Age: 39

Richard Zuccaro                       Tax Vice President            Vice President, New York Life Insurance Company, 1995 to
51 Madison Avenue                                                   present; Vice President -- Tax, New York Life Insurance
New York, NY 10010                                                  Company, 1986 to 1995; Tax Vice President, NYLIFE Securities
Age: 48                                                             Inc., 1987 to present; Tax Vice President, NAFCO, Inc., 1990 to present; Tax Vice President, NYLIFE Depositary Inc., 1990 to present; Tax Vice President, NYLIFE Inc., 1990 to
                                                                    present; Tax Vice President, NYLIFE Insurance Company of
                                                                    Arizona, 1990 to present; Tax Vice President, NYLIFE Realty
                                                                    Inc., 1991 to present; Tax Vice President, NYLICO Inc., 1991 to present; Tax Vice President, New York Life Fund Inc.,
                                                                    1991 to present; Tax Vice President, New York Life
                                                                    International Investment, Inc., 1991 to present; Tax Vice
                                                                    President, NYLIFE Equity Inc., 1991 to present; Tax Vice
                                                                    President, NYLIFE Funding Inc., 1991 to present; Tax Vice
                                                                    President, NYLCO Inc., 1991 to present; Tax Vice President,
                                                                    MainStay VP Series Fund, Inc., 1991 to present; Tax Vice
                                                                    President, CNP Realty, 1991 to present; Tax Vice President,
                                                                    New York Life MainStay Institutional Funds Inc., 1992 to
                                                                    present; Tax Vice President, NYLIFE Distributors, Inc.,
                                                                    1993 to present; Vice President Assistant Controller,
                                                                    New York Life.

-----------------------
*Messrs. Ross, Roussin, Gordon, Hohn and Kernan are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.

     As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

     Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

     For the fiscal year ended December 31, 1998, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:


                                  Aggregate        Total Compensation From
Name of                          Compensation            Registrant
Trustee                         from the Trust        Paid to Trustees
-------                         --------------        ----------------
Edward J. Hogan                   $48,250                  $48,250
Nancy M. Kissinger                 48,250                   48,250
Terry L. Lierman                   48,250                   48,250
Donald E. Nickelson                52,250                   52,250
Richard S. Trutanic                48,250                   48,250
John B. McGuckian                  48,250                   48,250

     As of April 1, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

                THE MANAGER, THE SUBADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities. MainStay Management, Inc is a direct subsidiary of NYLIFE Inc. which is a direct subsidiary of New York Life Insurance Company.

     The Trustees, including the Independent Trustees, approved the Management Agreement with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Management Agreement with respect to the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, and approved the continuation of the Agreement with respect to the other Funds. On March 15, 1999, the Trustees approved the Management Agreement with respect to the MAP Equity Fund. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Management Agreement. The Management Agreement for the Strategic Value Fund was approved by the Fund's sole shareholder on October 21, 1997. On May 29, 1998, the sole initial shareholder of Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Management Agreement with respect to those Funds. It is anticipated that the sole initial shareholder of the MAP Equity Fund will approve the Management Agreement on June 8, 1999. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Subadvisers and Distributor," the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or a Subadviser;

     (b) the fees to be paid to the Subadvisers pursuant to the Sub-Advisory Agreements; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

     Pursuant to the Sub-Advisory Agreements between the Manager and Monitor Capital Advisors, Inc. ("Monitor") with respect to the Equity Index Fund; between the Manager and Gabelli Asset Management ("GAMCO") with respect to the Blue Chip Growth Fund; between the Manager and John A. Levin & Co., Inc. ("John
A. Levin & Co.") with respect to the Research Value Fund; between the Manager and Dalton Greiner, Hartman, Maher & C. ("DGHM") with respect to the Small Cap Value Fund; between the Manager and Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund; between the Manager and Markston International LLC ("Markston") with respect to the MAP Equity Fund; and between the Manager and MacKay Shields Financial Corporation ("MacKay-Shields") with respect to the remaining 17 Funds (each a "Subadviser" and collectively the "Subadvisers"); each of the Subadvisers, subject to the supervision of the Trustees of the Trust the Manager in conformity with the stated policies of each of the Funds and the Trust, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Funds, pays the Fund's Subadvisers a monthly fee calculated on the basis of each Fund's average daily net assets during the preceding month at the following annual rates:

                                                                Annual Rate
     Blue Chip Growth Fund                                      0.50%(1)
     California Tax Free Fund                                   0.25%(2)
     Capital Appreciation Fund                                  0.36%(2)
     Convertible Fund                                           0.36%(2)
     Equity Income Fund                                         0.35%(2)
     Equity Index Fund                                          0.10%
     Global High Yield Fund                                     0.35%(2)
     Government Fund                                            0.30%(2)
     Growth Opportunities Fund                                  0.35%
     High Yield Corporate Bond Fund                             0.30%(2)
     International Bond Fund                                    0.45%(2)(3)
     International Equity Fund                                  0.60%(2)
     MAP Equity Fund                                            0.45%(4)
     Money Market Fund                                          0.25%(2)(5)
     New York Tax Free Fund                                     0.25%(2)
     Research Value Fund                                        0.425%(6)
     Small Cap Growth Fund                                      0.50%(2)
     Small Cap Value Fund                                       0.50%(7)
     Strategic Income Fund                                      0.30%(2)
     Strategic Value Fund                                       0.375%(2)
     Tax Free Bond Fund                                         0.30%(2)
     Total Return Fund                                          0.32%(2)
     Value Fund                                                 0.36%(2)(8)

-------------------
(1) Up to $500 million. For the period June 1, 1998 to May 31, 2001, only 0.40% on assets over $500 million, to be reviewed prior to June 1, 2001.
(2) To the extent that the Manager has agreed to voluntarily waive all or a portions of its fee or reimburse expenses or has established fee breakpoints, the Subadviser has voluntarily agreed to do so proportionately.
(3) The Subadviser has voluntarily agreed to waive a portion of its fee until such time as the International Bond Fund reaches $50 million in net assets.
(4) Up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.
(5) Up to $300 million; 0.225% from $300 million to $700 million; 0.20% from $700 million to $1.0 billion; and 0.175% in excess of $1.0 billion.

(6) Up to $250 million; 0.3825% from $250 million to $500 million; and 0.34% in excess of $500 million.
(7) Up to $250 million; 0.45% from $250 million to $500 million; and 0.40% in excess of $500 million.
(8) Up to $200 million; 0.325% from $200 million to $500 million; and 0.25% in excess of $500 million.

     The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements with MacKay-Shields and Monitor with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Sub-Advisory Agreement with GAMCO on behalf of the Blue Chip Growth Fund, the Sub-Advisory Agreement with John A. Levin & Co. on behalf of the Research Value Fund, the Sub-Advisory Agreement with DGHM on behalf of the Small Cap Value Fund, the Sub-Advisory Agreements with Madison Square Advisors on behalf of the Growth Opportunities Fund, and the Sub-Advisory Agreement with MacKay-Shields on behalf of Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. On that date, the Trustees also approved the continuation of the Sub-Advisory Agreements previously approved for the other funds. On March 15, 1999, the Trustees approved the Sub-Advisory Agreement with Markston on behalf of the MAP Equity Fund. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreement with respect to the Strategic Value Fund was approved by that Fund's sole shareholder on October
21, 1998. On May 29, 1998 the sole initial shareholder of Blue Chip Growth
Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Sub-Advisory Agreements with respect to those Funds. It is anticipated that the sole initial shareholder of the MAP Equity Fund will approve the Sub-Advisory Agreement on June 8, 1999. The Sub-Advisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or any Subadviser (as the term is defined in the 1940 Act).

     The Subadvisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisers bear the salaries and expenses of all of their personnel.

     The Sub-Advisory Agreements provide that the Subadvisers shall not be liable to a Fund for any error of judgment by a Subadviser or for any loss suffered by a Fund except in the case of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Sub-Advisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     For fiscal year ended December 31, 1998 and the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Sub-Advisory fee paid by the Manager from the Management fee; and the amount of the Sub-Advisory fee waived and/or reimbursed were as follows (the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund had not commenced operations as of December 31, 1997):


YEAR ENDED 12/31/98                                                                                           SUB-ADVISORY
                                                                  MANAGEMENT                                   FEE WAIVED
                                            MANAGEMENT            FEE WAIVED             SUB-ADVISORY           AND/OR
FUND                                        FEE PAID*         AND/OR REIMBURSED             FEE PAID*          REIMBURSED
----                                        ----------        -----------------             ---------          ----------
Blue Chip Growth Fund                         $189,170                  $    -                $94,585              $    -
California Tax Free Fund                        92,717                  45,570                 46,359              22,785
Capital Appreciation Fund                   13,345,757               4,592,655              6,672,879           3,296,327
Convertible Fund                             6,025,907                       -              3,012,954                   -
Equity Income Fund                              49,143                       -                 24,572                   -
Equity Index Fund+                           2,866,599                 172,008                607,721                   -
Global High Yield Fund                          28,467                  11,387                 14,234               5,693
Government Fund                              3,741,658                       -              1,870,829                   -
Growth Opportunities Fund                       70,044                       -                 35,022                   -
High Yield Corporate Bond Fund              20,579,090               1,598,099             10,289,545             799,049
International Bond Fund                        134,025                 100,518                 83,766              67,012
International Equity Fund                      906,887                       -                544,132                   -
Money Market Fund                            1,189,726               1,107,346                594,863             553,673
New York Tax Free Fund                          35,333                  70,678                 17,667              35,339
Research Value Fund                             61,472                       -                 30,736                   -
Small Cap Growth Fund                          136,799                       -                 68,400                   -
Small Cap Value Fund                            95,249                       -                 47,625                   -
Strategic Income Fund++                        424,136                  30,927                212,068              15,463
Strategic Value Fund                           382,133                       -                191,067                   -
Tax Free Bond Fund                           2,904,883                       -              1,452,442                   -
Total Return Fund                            8,761,932                 371,167              4,380,966             185,583
Value Fund                                   8,378,478                       -              4,189,239                   -

* After expense reimbursement or waiver.
+ Effective April 1, 1998, the Equity Index Fund's expense cap was terminated. ++ Effective February 28, 1998, the Strategic Income Fund's expense cap was terminated.

10/27/97 - 12/31/97

                                                               MANAGEMENT                                 SUB-ADVISORY
                                                               FEE WAIVED                                 FEE WAIVED
                                         MANAGEMENT             AND/OR               SUB-ADVISORY           AND/OR
               FUND                      FEE PAID*             REIMBURSED              FEE PAID*           REIMBURSED
------------------------------           ----------            -----------             ---------           ----------
California Tax Free Fund                  $  22,562            $        --               $  11,281           $     --
Capital Appreciation Fund                 1,996,154                     --                 998,077                 --
Convertible Fund                          1,210,730                     --                 605,365                 --
Equity Index Fund+                          149,354                223,441                  74,559                 --
Government Fund                             712,902                     --                 356,451                 --
High Yield Corporate Bond Fund            3,590,202                     --               1,795,101                 --
International Bond Fund                      24,178                 18,134                  15,111             12,089
International Equity Fund                   145,829                     --                  87,497                 --
Money Market Fund                           165,694                205,316                  82,847            102,658
New York Tax Free Fund                       11,863                  5,413                   5,932              2,707
Strategic Income Fund++                          --                 74,218                      --             37,109
Strategic Value Fund++                       23,276                     --                  11,638                 --
Tax Free Bond Fund                          533,914                     --                 266,957                 --
Total Return Fund                         1,431,434                     --                 715,717                 --
Value Fund                                1,479,934                     --                 739,967                 --

* After expense reimbursement or waiver.
+ The Equity Index Fund's expense limitation was terminated April 1, 1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.

     In previous years, prior to a change in management structure, each applicable or existing Fund paid an advisory fee directly to MacKay-Shields or Monitor. For the period from January 1,1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay-Shields or Monitor was as follows:

                                                     PERIOD ENDED 10/26/97                        YEAR ENDED 12/31/96
                                                     ---------------------                        -------------------
                                                                       ADVISORY                                  ADVISORY
                                                                         FEE                                       FEE
                                                   ADVISORY             WAIVED                 ADVISORY           WAIVED
                                                     FEE                AND/OR                   FEE              AND/OR
               REIMBURSED                            PAID*             REIMBURSED                PAID*           REIMBURSED
                                                   --------            ----------               -------          ----------
  California Tax Free Fund                         $  44,678            $  2,589                $  45,307       $ 11,228
  Capital Appreciation Fund                        3,934,494                  --                3,429,258             --
  Convertible Fund                                 2,710,393                  --                2,444,000             --
  Equity Index Fund                                  256,066                  --                  163,785             --
  Government Fund                                  1,760,807                  --                2,643,801             --
  High Yield Corporate Bond Fund                   6,921,965                  --                5,816,110             --
  International Bond Fund                             65,696              52,556                   68,489         54,933
  International Equity Fund                          384,003                  --                  342,100             --
  Money Market Fund                                  407,638             396,862                  397,071        473,155
  New York Tax Free Fund                              25,025              13,579                   29,457         19,911
  Strategic Income Fund+                              61,282              40,291                      N/A            N/A
  Strategic Value Fund+                                  N/A                 N/A                      N/A            N/A
  Tax Free Bond Fund                               1,217,473                  --                1,579,820             --
  Total Return Fund                                3,025,045                  --                3,087,111             --
  Value Fund                                       2,976,469                  --                2,682,642

+ The Strategic Income Fund commenced operations on February 28, 1997. The
  Strategic Value Fund commenced operations on October 21, 1997.

* After expense reimbursement or waiver.

     In previous years, prior to a change in management structure, each applicable or existing Fund paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the period from January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of the administration fees paid and waived and/or reimbursed by each Fund was as follows:


                                                PERIOD ENDED 10/26/97                          YEAR ENDED 12/31/96
                                                ---------------------                          -------------------
                                                                 ADMINISTRA-
                                                                  TION FEE                            ADMINISTRATION
                                           ADMINISTRA              WAIVED            ADMINISTRA-        FEE WAIVED
                                            TION FEE               AND/OR             TION FEE           AND/OR
              REIMBURSED                      PAID*               REIMBURSED           PAID*           REIMBURSED
              ----------                      ----                ----------           ----            ----------
California Tax Free Fund                       $44,678               $2,589           $  45,307            $11,228
Capital Appreciation Fund                    3,934,494                   --           3,429,258                 --
Convertible Fund                             2,710,393                   --           2,444,000                 --
Equity Index Fund                              605,767              418,496             365,118            290,022
Government Fund                              1,760,807                   --           2,643,801                 --
High Yield Corporate Bond Fund               6,921,965                   --           5,816,110                 --
International Bond Fund                         39,417               26,278              41,100             27,467
International Equity Fund                      256,002                   --             228,066                 --
Money Market Fund                              407,638              396,862             397,071            473,155
New York Tax Free Fund                          25,025               13,579              29,457             19,911
Strategic Income Fund+                          61,282               40,291                 N/A                N/A
Strategic Value Fund+                              N/A                  N/A                 N/A                N/A
Tax Free Bond Fund                           1,217,473                   --           1,579,820                 --
Total Return Fund                            3,025,045                   --           3,087,111                 --
Value Fund                                   2,976,469                   --           2,682,642                 --

+ The Strategic Income Fund commenced operations on February 28, 1997. The
  Strategic Value Fund commenced operations on October 21, 1997.
* After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors Inc. serves as the Trust's distributor and principal underwriter (the "Distributor")pursuant to a Distribution Agreement dated January 1, 1994. NYLIFE Securities Inc. ("NYLIFE Securities") sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives sales loads and distribution plan payments.

     The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes. The Distribution Agreement was most recently approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust or the Distributor nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreement for the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund was approved by the Trustees, including a majority of the Independent Trustees, on April 27, 1998. On that date, Distribution Agreements for the other Funds were reapproved by the Trustees, including a majority of the Independent Trustees. The Distribution Agreement for the MAP Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on March 15, 1999.

     After an initial two-year period, the Distribution Agreements are subject to annual approval by the Board of Trustees. The Distribution Agreements are terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreements will terminate in the event of their assignment.

     First Priority Investment Corporation acted as distributor to the MAP - Equity Fund until April 30, 1999 pursuant to a Distributor's Agreement. During the fiscal years ended December 31, 1996, 1997 and 1998, the company received $22,754, $37,552 and $162,627, respectively, for its services as distributors.

DISTRIBUTION PLANS

     Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans" and, collectively, the "Plans"). Under the Plans, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold. Dealers meeting certain criteria established by the Distributor, which may be changed from time to time, may receive additional compensation. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer.

     The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. In addition, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the California Tax Free, New York Tax Free and
Tax Free Bond Funds) on an annualized basis of the average net asset value of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

     In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

     If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. Plans may be terminated only by specific action of the Board of Trustees or shareholders.

     Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

     Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor.

     As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans.

     Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

     The Class C shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans.

     Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.


     Each Plan shall continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     For the fiscal year ended December 31, 1998, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows (Class C shares were not offered prior to September 1, 1998):


                                                            AMOUNT OF FEE          AMOUNT OF FEE         AMOUNT OF FEE
                                                             PURSUANT TO            PURSUANT TO           PURSUANT TO
                                                             CLASS A PLAN           CLASS B PLAN        CLASS C PLANS +
                                                             ------------           ------------        ---------------
      Blue Chip Growth Fund.........................           $   19,546           $     110,695        $         255
      California Tax Free Fund......................               46,921                  44,446                   --
      Capital Appreciation Fund.....................              713,699              22,059,032                1,492
      Convertible Fund..............................              140,235               7,808,334                    1
      Equity Income Fund............................               13,799                  15,005                    2
      Equity Index Fund.............................            1,519,304                     N/A                  N/A
      Global High Yield Fund........................               11,488                  10,923                   12
      Government Fund...............................               47,334               6,046,833                  180
      Growth Opportunities Fund.....................               15,350                  38,662                    1
      High Yield Corporate Bond Fund................              678,256              34,240,975               11,916
      International Bond Fund.......................               35,903                 191,552                    1
      International Equity Fund.....................               50,725                 704,194                   14
      Money Market Fund.............................                  N/A                     N/A                  N/A
      New York Tax Free Fund........................               36,654                  32,688                   --
      Research Value Fund...........................               13,506                  17,849                  360
      Small Cap Growth Fund.........................               17,741                  16,833                    2
      Small Cap Value Fund..........................               14,989                  34,743                  458
      Strategic Income Fund.........................               49,104                 561,856                   36
      Strategic Value Fund..........................               43,224                 336,436                  177
      Tax Free Bond Fund............................               38,079               2,344,632                    4
      Total Return Fund.............................              319,120              12,993,818                  295
      Value Fund....................................              330,584              13,654,812                  170

-----------------------
+ The Class C Plans became effective September 1, 1998.

     For the fiscal year ended December 31, 1998, 1997 and 1996, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:


                                                                          YEAR ENDED DECEMBER 31,
                                                          1998                  1997                1996
                                                      --------             ---------            --------
     Blue Chip Growth Fund.....................           $18,599
     California Tax Free Fund..................             5,765            $     6,958        $      35,009
     Capital Appreciation Fund.................           249,244                201,562            1,430,417
     Convertible Fund..........................            10,796                 39,646              903,782
     Equity Income Fund........................             2,531                     --                   --
     Equity Index Fund.........................           547,315                329,059            1,968,993
     Global High Yield Fund....................               766                     --                   --
     Government Fund+..........................            16,947                  5,803               96,545
     Growth Opportunities Fund.................             3,564                     --                   --
     High Yield Corporate Bond Fund                       335,190                308,282            1,413,313
     International Bond Fund...................             2,626                  5,235               54,586
     International Equity Fund.................            11,418                121,009               91,571
     Money Market Fund.........................               N/A                    N/A                  N/A
     New York Tax Free Fund....................             3,909                  2,297               22,774
     Research Value Fund.......................             2,903                     --                   --
     Small Cap Growth Fund.....................             9,699                     --                   --
     Small Cap Value Fund......................             7,842                     --                   --
     Strategic Income Fund.....................            16,088                 14,008                  N/A
     Strategic Value Fund......................            20,954                    344                  N/A
     Tax Free Bond Fund........................             5,062                  5,710               51,345
     Total Return Fund.........................            67,358                 50,232              334,470
     Value Fund+...............................            90,483                112,844              574,807

     For the fiscal years ended December 31, 1998, 1997 and 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:


                                                                  YEAR ENDED DECEMBER 31
                                                      1998                   1997                 1996
                                                 ------------          ------------         -----------
     Blue Chip Growth Fund.....................         $9,233
     California Tax Free Fund..................         14,309        $        3,586       $        2,008
     Capital Appreciation Fund.................      2,052,866             1,485,899              966,555
     Convertible Fund..........................      1,760,525             1,466,588              852,359
     Equity Income Fund........................            169
     Equity Index Fund.........................            N/A                   N/A                  N/A
     Global High Yield Fund....................          1,244
     Government Fund...........................        535,272               788,647              952,234
     Growth Opportunities Fund.................          1,935
     High Yield Corporate Bond Fund                  4,333,277             2,684,352            1,482,294
     International Bond Fund...................         36,901                31,152               27,332
     International Equity Fund.................        102,712                88,010               48,979
     Money Market Fund+........................        892,546               779,844              640,623
     New York Tax Free Fund....................         13,598                 2,531                2,810
     Research Value Fund.......................          1,171                --                   --
     Small Cap Growth Fund.....................          4,526                --                   --
     Small Cap Value Fund......................          3,797                --                   --
     Strategic Income Fund++...................         76,399                11,479                  N/A
     Strategic Value Fund++....................         86,652                  --                    N/A
     Tax Free Bond Fund........................        350,238               492,542              605,386
     Total Return Fund.........................        908,734               871,336              745,382
     Value Fund................................      1,412,491               996,052              712,915

----------
 + The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997. The
   Strategic Value Fund commenced operations on October 21, 1997.

     For the period from September 1, 1998 (commencement of Class C operations) through December 31, 1998, contingent deferred sales charges were paid by investors on the redemption of Class C shares of each Fund, as follows:


                                                                                  PERIOD ENDED
                                                                               DECEMBER 31, 1998
                                                                               -----------------
                 Blue Chip Growth Fund............................                     --
                 California Tax Free Fund.........................                     --
                 Capital Appreciation Fund........................                     --
                 Convertible Fund.................................                     82
                 Equity Income Fund...............................                     --
                 Equity Index Fund................................                    N/A
                 Global High Yield Fund...........................                     20
                 Government Fund..................................                     --
                 Growth Opportunities Fund........................                     --
                 High Yield Corporate Bond Fund                                        --
                 International Bond Fund..........................                   1,170
                 International Equity Fund........................                     --
                 Money Market Fund+...............................                     --
                 New York Tax Free Fund...........................                     --
                 Research Value Fund..............................                     --
                 Small Cap Growth Fund............................                     --
                 Small Cap Value Fund.............................                     --
                 Strategic Income Fund............................                     --
                 Strategic Value Fund.............................                    150
                 Tax Free Bond Fund...............................                     --
                 Total Return Fund................................                     --
                 Value Fund.......................................                     --

     For the fiscal year ended December 31, 1998, it is estimated that the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: Blue Chip Growth Fund spent $123,528; California Tax Free Fund spent $41,072; Capital Appreciation Fund spent $1,611,424; Convertible Fund spent $63,513; Equity Income spent $17,479; Equity Index Fund spent $5,385,422; Global High Yield Fund spent $5,867; Government Fund spent $128,915; Growth Opportunities Fund spent $25,740; High Yield Corporate Bond Fund spent $1,900,188; International Bond Fund spent $25,864; International Equity Fund spent $400,314; New York Tax Free Fund spent $26,929; Research Value Fund spent $22,102; Small Cap Growth Fund spent $65,297; Small Cap Value Fund spent $56,716; Strategic Income Fund spent $111,494; Strategic Value Fund spent $152,675 Tax Free Bond Fund spent $39,218; Total Return Fund spent $454,543; and Value Fund spent $611,010.
     For the fiscal year ended December 31, 1998, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class A shares of each Fund:

                                                 Printing and
                                                   Mailing
                                               Prospectuses To      Compensation To        Compensation
                         Sales Material and   Other than Current      Distribution          To Sales
                             Advertising         Shareholders          Personnel            Personnel
                             -----------         ------------          ---------            ---------
Capital Appreciation
Fund                           $21,178             $94,212              $464,440             $268,190

Value Fund                      7,419               44,970              171,693               88,877

Convertible Fund                 757                18,772               19,090               12,709

High Yield Corp. Fund          21,820               90,843              440,276               289,332

Government Fund                 3,295               5,864                36,481               34,264

Tax Free Bond Fund               950                4,986                23,127               11,336

Total Return Fund               7,968               41,949              131,652               88,810

California Tax Free Fund         206                6,131                13,209                8,489

New York Tax Free Fund           594                4,818                6,796                 6,217

International Bond Fund          86                 4,653                4,891                 2,393

International Equity
Fund                            1,048               6,786                23,613               13,203

Strategic Income Fund           1,927               6,370                22,252               19,338

Strategic Value Fund            1,653               5,919                31,308               17,396

Equity Index Fund              64,075              202,189             1,281,066              745,639

Blue Chip Growth Fund           1,429               2,781                36,703               25,275

Research Value Fund              291                2,211                5,664                 4,183

Small Cap Value Fund             324                2,392                16,264               10,288

Growth Opportunity Fund          439                2,396                6,437                 5,715

Small Cap Growth Fund            804                2,776                18,268               14,100

Equity Income Fund               202                2,190                4,784                 3,497

Global High Yield                (7)                2,002                1,894                  950
==============================================================================================================
         Total                 136,459             555,211             2,759,910             1,670,202
==============================================================================================================

                                                                     Approximate
                                                                     Total Amount
                                                                    Spent By NYLife
                                               Sales               Distributors With
                                            Distribution            Respect to Each
                               Other           Costs                     Fund
                               -----           -----                     ----
Capital Appreciation
Fund                          $371,753          $2,533,006             $3,752,779

Value Fund                    126,056           1,029,602              1,468,618

Convertible Fund               14,152            215,031                280,511

High Yield Corp. Fund         398,940           2,726,374              3,967,585

Government Fund                36,167            199,823                315,895

Tax Free Bond Fund             18,989            119,410                178,798

Total Return Fund             118,232            852,280               1,240,890

California Tax Free Fund       9,124              93,961                131,120

New York Tax Free Fund         9,114              77,719                105,259

International Bond Fund        2,992              60,743                 75,759

International Equity
Fund                           17,816            139,598                202,064

Strategic Income Fund          23,921            137,017                210,825

Strategic Value Fund           22,131            175,972                254,381

Equity Index Fund            1,160,171          7,096,672              10,549,813

Blue Chip Growth Fund          33,524            148,154                247,867

Research Value Fund            5,298              22,727                 40,374

Small Cap Value Fund           13,693             64,303                107,263

Growth Opportunity Fund        8,603              32,909                 56,498

Small Cap Growth Fund          19,662             82,615                138,225

Equity Income Fund             4,506              20,238                 35,417

Global High Yield              1,071             154,908                160,818
====================================================================================
         Total               2,415,917          15,983,060             23,520,758
====================================================================================

       Total differences due to inherent Lotus rounding.

     For the fiscal year ended December 31, 1998, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:*


                                                 Printing and
                                                   Mailing
                                               Prospectuses To      Compensation To          Compensation
                         Sales Material and   Other than Current      Distribution             To Sales
                             Advertising         Shareholders          Personnel              Personnel
                             -----------         ------------          ---------              ---------
Capital Appreciation
Fund                          $172,099             $570,147            $3,141,208           $1,269,325

Value Fund                     71,239              363,935             1,520,706              549,114

Convertible Fund               10,133              204,341              215,104               80,486

High Yield Corp. Fund          199,002             889,581             4,337,271             1,774,831

Government Fund                18,518              152,599              325,350               143,968

Tax Free Bond Fund             12,530              119,187              257,784               106,559

Total Return Fund              70,719              334,039             1,256,208              498,199

California Tax Free Fund        1,539               2,226                34,245               13,169

New York Tax Free Fund          2,112               1,620                23,513               11,895

International Bond Fund          969                4,854                20,221                8,005

International Equity
Fund                            5,416               18,410              108,532               42,045

Strategic Income Fund           8,754               14,208              180,968               71,095

Strategic Value Fund           10,013               9,103               243,741               83,789

Blue Chip Growth Fund*          8,489               2,154               150,470               70,659

Research Value Fund              567                 414                 19,481                8,495

Small Cap Value Fund*           2,528                814                 60,650               26,290

Growth Opportunity Fund*        2,622                781                 43,063               21,965

Small Cap Growth Fund*          5,257               1,375                98,322               44,350

Equity Income Fund*              767                 346                 17,600                8,196

Global High Yield Fund*          411                 291                 12,821                5,146
============================================================================================================
Total                          603,685            2,690,424            12,067,256            4,837,580
============================================================================================================


                                                                    Approximate Total
                                                                 Amount Spent By NYLife
                                                 Sales             Distributors With
                                              Distribution            Respect to
                              Other              Costs                Each Fund
                              -----              -----                ---------
Capital Appreciation
Fund                         $2,781,395         $14,808,885            $22,743,059

Value Fund                    1,182,239          7,500,431             11,187,664

Convertible Fund               176,529           1,331,775              2,018,367

High Yield Corp. Fund         4,012,878          24,964,419            36,177,983

Government Fund                313,635           1,939,142              2,893,212

Tax Free Bond Fund             236,221           1,502,168              2,234,449

Total Return Fund             1,100,809          6,175,841              9,435,813

California Tax Free Fund       27,467             150,254                228,900

New York Tax Free Fund         27,281             109,791                176,213

International Bond Fund        19,086             100,170                153,306

International Equity
Fund                           93,935             494,340                762,677

Strategic Income Fund          151,479            855,934               1,282,438

Strategic Value Fund           175,052           1,129,775              1,651,473

Blue Chip Growth Fund*         174,977            622,252               1,029,003

Research Value Fund            20,717              87,583                137,256

Small Cap Value Fund*          62,467             251,367                404,115

Growth Opportunity Fund*       57,671             200,417                326,519

Small Cap Growth Fund*         110,312            401,278                660,893

Equity Income Fund*            21,615              78,570                127,093

Global High Yield Fund*        12,666              51,804                83,138
=====================================================================================
Total                        10,758,428          62,756,196            93,713,569
=====================================================================================

  Total differences due to inherent Lotus rounding.
  * Commenced operations on June 1, 1998.

     For the period September 1, 1998 (commencement of operations--Class C shares) through December 31, 1998, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:*

                                                 Printing and
                                                   Mailing
                                                 Prospectuses
                            Sales Material       To Other than         Compensation         Compensation
                                and                Current           To Distribution         To Sales
                             Advertising         Shareholders          Personnel             Personnel
                             -----------         ------------          ---------             ---------
Capital Appreciation
Fund                             522                 543                 3,119                 2,422

Value Fund                        5                   39                  175                   83

Convertible Fund                  0                   1                    2                     1

High Yield Corp. Fund           2,442               6,199                21,135               14,359

Government Fund                  18                   25                  231                   138

Tax Free Bond Fund                0                   6                    10                    5

Total Return Fund                111                 155                  691                   532

California Tax Free Fund          0                   0                    0                     0

New York Tax Free Fund            0                   0                    0                     0

International Bond Fund           0                   0                    0                     0

International Equity
Fund                              3                   3                    22                   16

Strategic Income Fund            23                  (3)                  101                   89

Strategic Value Fund             26                   20                  215                   140

Blue Chip Growth Fund            41                   54                  268                   202

Research Value Fund              25                   91                  276                   176

Small Cap Value Fund             56                   98                  387                   277

Growth Opportunity Fund           0                   0                    0                     0

Small Cap Growth Fund             0                  (0)                   1                     1

Equity Income Fund                0                   0                    0                     0

Global High Yield Fund            1                   13                   35                   13
==============================================================================================================
Total                           3,272               7,243                26,669               18,453
==============================================================================================================

                                                                      Approximate Total
                                                                       Amount Spent By
                                                                           NYLife
                                                   Sales             Distributors With
                                                Distribution            Respect to
                                  Other            Costs                Each Fund
                                  -----            -----                ---------
Capital Appreciation
Fund                              5,153              13,899                 25,658

Value Fund                         182                782                   1,267

Convertible Fund                    2                  10                     16

High Yield Corp. Fund             30,285             96,263                170,683

Government Fund                    310                942                   1,664

Tax Free Bond Fund                  10                 50                     83

Total Return Fund                 1,125              3,107                  5,722

California Tax Free Fund            0                  0                      0

New York Tax Free Fund              0                  0                      0

International Bond Fund             0                  0                      0

International Equity
Fund                                36                 94                    174

Strategic Income Fund              192                425                    826

Strategic Value Fund               304                953                   1,658

Blue Chip Growth Fund              430               1,190                  2,185

Research Value Fund                372               1,240                  2,179

Small Cap Value Fund               576               1,831                  3,224

Growth Opportunity Fund             0                  0                      0

Small Cap Growth Fund               1                  3                      6

Equity Income Fund                  0                  0                      0

Global High Yield Fund              25                193                    279
=======================================================================================
Total                             39,004            120,982                215,622
=======================================================================================

  Total differences due to inherent Lotus rounding.

  OTHER SERVICES

       Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

       For the fiscal year ended December 31, 1998 and the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:


                                                            YEAR ENDED
                                                         DECEMBER 31, 1998                        10/27/97 - 12/31/97
                                                     ---------------------                     ----------------------
       Blue Chip Growth Fund................                            8,769
       California Tax Free Fund.............                            8,531                               N/A
       Capital Appreciation Fund............                          275,485                            41,466
       Convertible Fund.....................                          110,412                            21,595
       Equity Income Fund...................                            7,133
       Equity Index Fund....................                           61,548                               N/A
       Global High Yield Fund...............                            7,000
       Government Fund......................                           88,839                            16,639
       Growth Opportunities Fund............                            7,133
       High Yield Corporate Bond
           Fund.............................                          395,788                            68,994
       International Bond Fund..............                           14,829                             2,608
       International Equity Fund............                           33,255                             5,460
       Money Market Fund....................                           74,315                            12,407
       New York Tax Free Fund...............                            8,000                               N/A
       Research Value Fund..................                            7,133                                 --
       Small Cap Growth Fund................                            7,280                                 --
       Small Cap Value Fund.................                            7,133                                 --
       Strategic Income Fund................                           28,380                             4,701
       Strategic Value Fund.................                           20,585                             2,323
       Tax Free Bond Fund...................                           75,715                            13,665
       Total Return Fund....................                          169,320                            28,016
       Value Fund...........................                          176,604                            31,142

       For the period January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of recordkeeping fee paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:


                                                                                       PERIOD                     YEAR ENDED
                                                                                  1/1/97 - 10/26/97              DECEMBER 31,
                                                                                  -----------------              ------------
                                                                                                                     1996
                                                                                                                     ----
  California Tax Free Fund............................................                   $N/A                   $       N/A
  Capital Appreciation Fund...........................................                  164,868                     145,721
  Convertible Fund....................................................                  108,332                      81,568
  Equity Index Fund...................................................                    N/A                           N/A
  Government Fund.....................................................                  80,879                      114,622
  High Yield Corporate Bond Fund......................................                  270,515                     233,333
  International Bond Fund.............................................                  11,358                       12,511
  International Equity Fund...........................................                  24,683                       22,075

  Money Market Fund...................................................                  54,915                       62,593
  New York Tax Free Fund..............................................                    N/A                           N/A
  Strategic Income Fund +.............................................                  13,624                          N/A
  Strategic Value Fund +..............................................                    N/A                           N/A
  Tax Free Bond Fund..................................................                  60,703                       80,430
  Total Return Fund...................................................                  119,962                     126,154
  Value Fund..........................................................                  125,541                      16,985

  ----------------

  + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

       In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

  EXPENSES BORNE BY THE TRUST

       Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Subadvisers,
  (iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
  (iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

       Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Funds intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

       The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and its other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Subadvisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

       NYLIFE Securities (the "Affiliated Broker") may act as broker for the Funds. In order for the Affiliated Broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Funds will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

       Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Subadviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Subadviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Subadvisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Subadvisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Subadvisers for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Subadvisers' clients and not solely or necessarily for the benefit of the Trust. The Subadvisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

       In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Subadvisers. Investment decisions for a Fund and for the Subadvisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

       The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Subadvisers will not be reduced as a consequence of the Subadvisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be clearly determined. Such services would be useful and of value to the Subadvisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Subadvisers in carrying out their obligations to the Funds.

       For the fiscal years ended December 31, 1998, 1997 and 1996, each of the following Funds paid brokerage commissions as follows:


                                                      Total Brokerage Commissions Paid
                                                      --------------------------------
                                           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                          DEC. 31, 1998        DEC. 31, 1997         DEC. 31, 1996
                                          -------------        -------------         -------------
  Blue Chip Growth Fund                     $   52,673      $                     $

  Capital Appreciation Fund                  1,418,340          1,349,716          $      882,877

  Convertible Fund                           2,933,036          1,728,411               1,952,991

  Equity Income Fund                            40,578

  Equity Index Fund                            199,806             24,704                  63,111

  Global High Yield Fund                            --

  Government Fund                                   --              1,719                  20,809

  Growth Opportunities Fund                     28,756

  High Yield Corporate Bond
  Fund                                       1,730,356          1,297,005               1,187,150

  International Equity Fund                    230,372            239,373                 215,696

  Research Value Fund                           27,977

  Small Cap Growth Fund                         43,448

  Small Cap Value Fund                          60,955

  Strategic Income Fund+                         2,531             11,739                     N/A

  Strategic Value Fund+                        237,599             21,314                     N/A

  Total Return Fund                            496,313            609,009                 339,858


  Value Fund                                 2,776,378          2,347,711               1,354,707


                                                            Total Brokerage Commissions
                                                             Paid to Affiliated Persons
                                                             --------------------------
                                               YEAR ENDED            YEAR ENDED           YEAR ENDED
                                              DEC. 31, 1998        DEC. 31, 1997         DEC. 31, 1996
                                              -------------        -------------         -------------
  Blue Chip Growth Fund                    $                    $                     $

  Capital Appreciation Fund                       $---               $ ---                 $       ---

  Convertible Fund                                 ---                 ---                         ---

  Equity Income Fund

  Equity Index Fund                                ---                 ---                         ---

  Global High Yield Fund

  Government Fund                                  ---                 ---                         ---

  Growth Opportunities Fund

  High Yield Corporate Bond                        ---
  Fund                                                                ---

  International Equity Fund                        ---                 ---                         ---

  Research Value Fund

  Small Cap Growth Fund

  Small Cap Value Fund

  Strategic Income Fund+                           ---                ---                          N/A

  Strategic Value Fund+                            ---                ---                          N/A

  Total Return Fund                                ---                ---                          ---


  Value Fund                                       ---                 ---



                                                                   TOTAL AMOUNT OF TRANSACTIONS
                                                                      WHERE COMMISSIONS PAID
                                       --------------------------------------------------------------------------------
                                             YEAR ENDED                  YEAR ENDED                     YEAR ENDED
                                          DECEMBER 31, 1998           DECEMBER 31, 1997              DECEMBER 31, 1996
                                       -----------------------       -------------------        -----------------------
  Blue Chip Growth Fund                $         59,586,318

  Capital Appreciation Fund                   1,150,491,675               $987,618,526          $     571,478,397

  Convertible Fund                            2,129,442,319              1,608,359,897              1,296,465,108

  Equity Income Fund                             60,556,859

  Equity Index Fund                             211,986,359                 21,111,250                 64,348,135

  Government Fund                                       ---                 12,111,250                275,083,720

  Growth Opportunities Fund                      23,105,426

  High Yield Corporate Bond
  Fund                                          644,381,301              1,451,737,826            2,471,387,854

  International Equity Fund                      84,406,014                 60,462,344                 49,098,906

  Research Value Fund                            24,199,572

  Small Cap Growth Fund                          18,719,435

  Small Cap Value Fund                           26,176,292

  Strategic Income Fund+                          1,122,044                 41,537,454                        N/A

  Strategic Value Fund+                         147,090,662                 12,723,841                        N/A

  Total Return Fund                             403,031,223                459,057,404                271,187,968


  Value Fund                                  2,147,864,794              1,523,756,743                848,170,710

                                              TOTAL BROKERAGE
                                             COMMISSIONS PAID
                                              TO BROKERS THAT
                                             PROVIDED RESEARCH
                                             -----------------
                                                YEAR ENDED
                                             DECEMBER 31, 1998
                                             -----------------
  Blue Chip Growth Fund

  Capital Appreciation Fund                      $ ---

  Convertible Fund                              287,964

  Equity Income Fund                            995,049

  Equity Index Fund                              28,690

  Government Fund                               163,805

  Growth Opportunities Fund                        ---

  High Yield Corporate Bond
  Fund                                          285,948

  International Equity Fund                      2,096

  Research Value Fund                            8,201

  Small Cap Growth Fund                          14,024

  Small Cap Value Fund                           28,638

  Strategic Income Fund+                          300

  Strategic Value Fund+                         124,871

  Total Return Fund                             130,137


  Value Fund                                    693,561


+ The Strategic Income Fund commenced operations on February 28, 1997 and the Strategic Value Fund commenced operations on October 21, 1997.

     The California Tax Free Fund, Global High Yield Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1998, 1997 and 1996.

     For the fiscal years ended December 31, 1996, 1997 and 1998, The MAP - Equity Fund (predecessor to the MAP Equity Fund) paid total brokerage commissions of $48,782 in 1996 (on portfolio transactions amounting to $52,030,342), of which approximately 41% was paid to brokers that provided research; $61,779.48 in 1997 (on portfolio transactions amounting to $84,698,287), of which approximately 24.3% was paid to brokers that provided research; and $44,996.83 in 1998 (on portfolio transactions amounting to $63,342,288), of which approximately 37.9% was paid to brokers that provided research.

     As of December 31, 1998, Blue Chip Growth Fund held common stock of Charles Schwab Corp. valued at $716,391 and common stock of Merrill Lynch & Co, Inc. valued at $480,600; Capital Appreciation Fund held commercial paper of Salomon Smith Barney Holdings Inc. valued at $23,587,347 and commercial paper of American Express Credit Corp., valued at $14,990,247; Convertible Fund held preferred stock of Merrill Lynch & Co., Inc., 7.25%, valued at $16,680,550, and 6.25%, valued at $921,500; Equity Index Fund held common stock of American Express Co. valued at $3,613,822, common stock of Bear Stearns Cos. Inc. valued at $335,740, common stock of Lehman Brothers Holdings Inc. valued at $398,281, common stock of Merrill Lynch & Co., Inc. valued at $1,850,977 and common stock of Charles Schwab Corp. valued at $1,774,289; Government Fund held collateralized mortgage obligations of Merrill Lynch Mortgage Investors, Inc., 7.2778%, due 6/15/21, valued at $5,323,846; Morgan Stanley Capital I, 6.01%, due 11/15/30, valued at $2,911,156; DLJ Commercial Mortgage Corp., 6.24%, due 11/12/31, valued at $5,739,109; and Asset-Backed Securities of Morgan Stanley Aircraft Finance, 5.7455%, due 3/15/23, valued at $8,087,534; Growth Opportunities Fund held commercial paper of MetLife Funding Inc. valued at $299,444. High Yield Corporate Bond Fund held commercial paper of American Express Credit Corp. valued at $14,990,250; International Equity Fund held common stock of Nomura Securities, Ltd. valued at $209,592; Money Market Fund held commercial paper of American Express Credit Corp. valued at $11,911,878, commercial paper of Goldman Sachs Group L.P. valued at $14,027,944, commercial paper of Merrill

Lynch & Co., Inc. valued at $13,929,079, commercial paper of Morgan Stanley, Dean Witter, Discover & Co. valued at $20,368,422, commercial paper of Prudential Finance (Jersey) Ltd. valued at $14,912,482, commercial paper of Prudential Funding Corp. valued at $9,942,975, commercial paper of Salomon Smith Barney Holdings Inc. valued at $18,973,495, medium-term notes of Goldman Sachs Group L.P. 5.25%, due 3/26/99, valued at $7,500,000 and medium-term notes of Merrill Lynch & Co., Inc. 5.20%, due 3/17/99, valued at $6,400,669; Small Cap Growth Fund held commercial paper of American Express Credit Corp. valued at $903,969; Strategic Income Fund held long-term bonds of Equitable Companies, Inc., 7.00%, due 4/1/28, valued at $115,064, collateralized mortgage obligations of Merrill Lynch Mortgage Investors, Inc. 7.2778% due 6/15/21, valued at $158,476, collateralized mortgage obligations of Morgan Stanley Capital I, 6.01%, due 11/15/30, valued at $100,385, and DLJ Commercial Mortgage Corp., 6.24%, due 11/12/31, valued at $183,488; and Total Return Fund held medium-term notes of Sears Roebuck Acceptance Corp., 6.36%, due 12/4/01, valued at $3,573,150, collateralized mortgage obligations of DLJ Commercial Mortgage Corp., 6.24%, due 11/12/31, valued at $3,348,663, collateralized mortgage obligations of Merrill Lynch Mortgage Investors, Inc., 7.2778%, due 6/15/21, valued at $4,622,928, collateralized mortgage obligations of Morgan Stanley Capital I, 6.01%, due 11/15/30, valued at $2,409,233, commercial paper of American Express Credit Corp. valued at $4,914,395, commercial paper of Salomon Smith Barney Inc., valued at $9,970,557, and asset-backed securities of Morgan Stanley Aircraft Finance, 5.7455%, due 3/15/23, valued at $5,160,936.

     A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

     The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of equity oriented Funds, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund's shareholders. High portfolio turnover may also result in the realization of an increase in net short-term capital gains by the Fund which, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).

                                 NET ASSET VALUE

     The Trust determines the net asset value per share of each class of each Fund on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated as of the close of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) for each class of shares of each Fund (except the Money Market Fund, which is determined at noon), by dividing the current market value (amortized cost, in the case of the Money market Fund) of the total assets attributable to that class, by the total number of outstanding shares of that class.

     Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing on instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each of the other Funds are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price of the first session on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges; (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Subadviser if the prices are deemed by the Subadviser to be representative of market values at the close of the first session of the New York Stock Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by the Subadviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques and/or matrix pricing if those prices are deemed by a Fund's Subadviser to be representative of market values at the close of the first session of the New York Stock Exchange; (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Subadviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. For financial accounting purposes, the Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

     Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Funds' calculation of net asset values. However, a Subadviser, in consultation with the Manager, may, in its judgement, determine that an adjustment to a Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

     Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability of New York Life Inc. rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

     The Funds may pay shareholder service fees, directly or indirectly to various entities (shareholders service agents) that provide services to shareholders. These may include broker-dealers, advisers, administrative service forms, banks and other financial institutions. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

     The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be less competitive than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL

     Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share plus any applicable sales charge next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected as of the NAV next determined after receipt in good order of the purchase order by MSS.

BY TELEPHONE

     For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."

BY WIRE

     An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 8:00 AM and 6:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28 Attn.: Custody and Shareholder Services
For Credit: MainStay________________Fund-Class______
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

     An application must be received by MSS within three business days.

     The investor's bank may charge the investor a fee for the wire.
To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

     Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check or by ACH payment, the Trust may withhold payment for up to 10 days from the date the check is received.

ADDITIONAL INVESTMENTS

     Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

SYSTEMATIC INVESTMENT PLANS

     The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

     Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

     Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Subadviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Subadviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MAINSTAY at 1- 800-MAINSTAY before sending any securities.

     An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

     The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

     The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be determined according to the following table:


                                        SALES CHARGE AS                          SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                                       A PERCENTAGE OF:
                                                             NET                                                      RETAINED
AMOUNT OF                  OFFERING                        AMOUNT               RETAINED                               BY THE
PURCHASE                     PRICE                        INVESTED              BY DEALER                            DISTRIBUTOR
--------                     -----                        --------              ---------                            -----------
    Less than $50,000         5.50%                          5.82%                    4.75%                             0.75%
   $50,000 to $99,999         4.50%                          4.71%                    4.00%                             0.50%
          $100,000 to         3.50%                          3.63%                    3.00%                             0.50%
             $249,999
          $250,000 to         2.50%                          2.56%                    2.00%                             0.50%
             $499,999
          $500,000 to         2.00%                          2.04%                    1.75%                             0.25%
             $999,999
        $1,000,000 or
                more*         None                           None                See Below*                             None

     The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:


                                         SALES CHARGE AS                          SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                                        A PERCENTAGE OF:
                                                              NET                                                       RETAINED
AMOUNT OF                   OFFERING                        AMOUNT               RETAINED                                BY THE
PURCHASE                      PRICE                        INVESTED              BY DEALER                             DISTRIBUTOR
--------                      -----                        --------              ---------                             -----------
   Less than $100,000          4.50%                          4.71%                    4.00%                              0.50%
          $100,000 to          3.50%                          3.63%                    3.00%                              0.50%
             $249,999
          $250,000 to          2.50%                          2.56%                    2.00%                              0.50%
             $499,999
          $500,000 to          2.00%                          2.04%                    1.75%                              0.25%
             $999,999
        $1,000,000 or
                more*          None                           None                See Below*                              None

     The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:


                                        SALES CHARGE AS                         SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE:
                                       A PERCENTAGE OF:
                                                             NET                                                      RETAINED
AMOUNT OF                  OFFERING                        AMOUNT              RETAINED                                BY THE
PURCHASE                     PRICE                        INVESTED             BY DEALER                             DISTRIBUTOR
--------                     -----                        --------             ---------                             -----------
   Less than $100,000         3.00%                          3.09%                   2.75%                              0.25%
          $100,000 to         2.50%                          2.56%                   2.25%                              0.25%
             $249,999
          $250,000 to         2.00%                          2.04%                   1.75%                              0.25%
             $499,999
          $500,000 to         1.50%                          1.52%                   1.25%                              0.25%
             $999,999
        $1,000,000 or
                more*         None                           None               See Below*                              None

--------------

*No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."

     Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor may pay, from its own resources, a commission to dealers on such investments. In such cases, the dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Effective, January 1, 1999, commissions will be calculated on a calendar year basis. Such commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

     The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

     Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on December 31, 1998.


     Net Asset Value per Class A Share                                $39.47
       at December 31, 1998

     Per Share Sales Charge - 3.00%
       of offering price (3.09% of net asset value per share)
                                                                       $1.22

     Class A Per Share Offering Price to the Public                   $40.69

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be 4.50% of the offering price per share (4.71% of the net asset value per share). Set forth below is an example of the method of commuting the offering price of the Class A shares of these Funds. The example assumes a purchase of Class A shares of the California Tax Free Fund aggregating less than $1,000,000 at a price based upon the net asset value of Class A shares of the California Tax Free Fund on December 31, 1998. The offering price of shares of each of the other listed Funds can be calculated using the same method.


     Net Asset Value per Class A Share at December 31, 1998           $9.98

     Per Share Sales Charge - 4.50% of offering price (4.71% of net    0.47
       asset value per share)

     Class A Per Share Offering Price to the Public                  $10.45

The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be 5.50% of the offering price per share (5.82% of net asset value per share). Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares of the Blue Chip Growth Fund aggregating less than $1,000,000 at a price based upon the net asset value of Class A shares of the Blue Chip Growth Fund on December 31, 1998. The offering price of the Class A shares of each of the other listed Funds can be calculated using the same method.



     Net Asset Value per Class A Share at December 31, 1998          $11.64

     Per Share Sales Charge - 5.50% of offering price (5.82% of net    0.68
       asset value per share)

     Class A Per Share Offering Price to the Public                  $12.32

PURCHASES AT NAV

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of John A. Levin & Co. ("Levin") and Dalton, Greiner, Hartman, Maher & Co. ("DGHM"); employees (and immediate family members) of Gabelli Asset Management Company and Markston Investment Management LLC; and investors who are recommended by Levin or DGHM to invest in the MainStay funds managed by Levin or DGHM, respectively. Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) may purchase a Fund's shares at NAV without payment of any sales charge.

     In addition, the Trust will treat Class A share purchases of Funds, other than the Money Market Fund, in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

     Class A shares of the Funds also may be purchased at net asset value, without payment of any sales charge, through broker-dealers, investment advisers and other financial institutions which have entered into a supplemental agreement with the Distributor which (i) includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution or (ii) provides for certain employee benefit plans to be made available to their clients.

REDUCED SALES CHARGES ON CLASS A SHARES

     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-Erisa 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT ("LOI")

     Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, call your Registered Representative or MainStay at 1-800-MAINSTAY.

     On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

     In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase.

     Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. or TRAC- 2000 as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

     The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

     For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

CONTINGENT DEFERRED SALES CHARGE CLASS B SHARES

     A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the aggregate net asset value of the Class B shares redeemed does not exceed (a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

     The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the contingent deferred sales charge:


                                                      Contingent Deferred Sales
                                                       Charge as a Percentage
               Year Since Purchase                       of Amount Redeemed
                   Payment Made                         Subject to the Charge
----------------------------------------------------------------------------------------------------
First                                                            5.0%
Second                                                           4.0%
Third                                                            3.0%
Fourth                                                           2.0%
Fifth                                                            2.0%
Sixth                                                            1.0%
Thereafter                                                      None

     In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

     The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; and (x) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

            ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1, 1998. In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation;
(viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

     Shareholders should notify MainStay Shareholder Services, the Funds' transfer agent, at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

     A contingent deferred sales charge of 1% of the net asset value of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (a) the current aggregate net asset value of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate net asset value of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus
(c) increases in the net asset value of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

     Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

REDEMPTIONS AND EXCHANGES

     Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

     Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

     The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION BY CHECK

     The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

     Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

DISTRIBUTIONS IN KIND

     The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

     Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

     Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors.

     In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.

       INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

     Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.

     Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next computed following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

     Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 6:00 PM Eastern time).

     In times when the volume of telephone exchanges is heavy, additional phone lines will be added by MSS. However, in times of very large economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

     It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, except for systematic exchanges, exchanges processed via MainStay's automated system and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed on each trade date on which a shareholder makes an exchange and additional exchange requests may be denied.

     For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

     For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

     For shareholder convenience in monitor the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee.

     Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the Roth IRA and the Education IRA.

     An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 1999 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($51,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $51,000 and $61,000; $31,000 for a single individual, with a phase-out for adjusted gross income between $31,000 and $41,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.



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     Roth IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Education IRAs. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b)(7) TSA plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b)(7) TSA plan.

GENERAL INFORMATION

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b)(7) TSA plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b)(7) TSA plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.




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                      CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

          A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1998 was 4.53%, 4.53% and 4.53%, respectively.

          B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1998 was 4.63%, 4.63% and 4.63%, respectively.

          The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 4.50% and 4.60%, respectively, for Class A shares, 4.50% and 4.60%, respectively, for Class B shares and 4.50% and 4.60%, respectively, for Class C shares for the seven-day period ended December 31, 1998.

     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

     From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1998 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

                n
          P(1+T)  = ERV



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






where:

              P   =     a hypothetical initial payment of $1,000
              T   =     average annual total return
              ERV =     ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5 or 10- year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

     Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     The average annual total returns of the Class A shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1998 and the period from inception to December 31, 1998 were as follows:*


                                                                                                Average
                                                     Year       Five Years      Ten Years       Annual
                                                     Ended        Ended           Ended          Total            Inception
                Fund                               12/31/98      12/31/98       12/31/98       Return(a)            Date
                ----                               --------      --------       --------       ---------            ----
Blue Chip Growth Fund.......................          --            --             --           10.00%                6/1/98
California Tax Free Fund....................         0.59%        4.23%            --            6.00%               10/1/91
Capital Appreciation Fund (b)...............        31.59%       21.08%          21.95%         16.64%                5/1/86
Convertible Fund (b)........................        (4.34)%       7.83%          11.74%          9.27%                5/1/86
Equity Income Fund..........................          --            --             --           (1.71)%               6/1/98
Equity Index Fund...........................        23.86%       22.25%            --           19.02%              12/20/90
Global High Yield Fund......................          --            --             --          (20.14)%               6/1/98
Government Fund (b).........................         3.44%        5.41%           6.88%          6.68%                5/1/86
Growth Opportunities Fund...................          --            --             --           12.08%                6/1/98
High Yield Corporate
  Bond Fund (b).............................        (2.52)%       9.21%          10.28%          9.80%                5/1/86
International Bond Fund (b).................         6.59%          --             --            9.36%               9/13/94
International Equity Fund (b)...............        13.56%          --             --            7.04%               9/13/94
New York Tax Free Fund......................         0.64%        4.43%            --            6.22%               10/1/91
Research Value Fund.........................          --            --             --           (2.67)%               6/1/98
Small Cap Growth Fund.......................          --            --             --           (0.68)%               6/1/98
Small Cap Value Fund........................          --            --             --          (14.67)%               6/1/98
Strategic Income Fund.......................         0.44%          --             --            3.80%               2/28/97
Strategic Value Fund........................        (5.01)%         --             --           (0.93)%             10/22/97
Tax Free Bond Fund (b)......................         0.26%        4.13%           6.21%          6.10%                5/1/86
Total Return Fund (b).......................        19.95%       15.06%          14.33%         13.74%              12/29/87
Value Fund (b)..............................       (12.50)%      10.79%          13.82%         10.95%                5/1/86

--------------

*   Assumes the deduction of the maximum applicable initial sales charge.

(a) From inception to 12/31/98.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

     The average annual total returns of the Class B shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1998, and the period from inception to December 31, 1998 were as follows:


                                                                                         Average
                                        Year         Five Years     Ten Years            Annual
                                        Ended          Ended          Ended               Total        Inception
               Fund                   12/31/98*      12/31/98*      12/31/98*           Return(a)        Date
               ----                   ---------      ---------      ---------           ---------        ----
Blue Chip Growth Fund...........         --              --            --                11.00%        6/1/98
California Tax Free Fund........        0.07%          4.63%           --                 6.52%        10/1/91
Capital Appreciation Fund.......       33.15%         21.71%         22.36%              16.95%        5/1/86
Convertible Fund................       (4.47)%         8.22%         12.09%               9.54%        5/1/86
Equity Income Fund..............         --              --            --                (1.44)%       6/1/98
Global High Yield Fund..........         --              --            --               (20.98)%       6/1/98
Government Fund                         2.52%          5.52%          7.10%               6.85%        5/1/86
Growth Opportunities Fund.......         --              --            --                13.00%        6/1/98
High Yield Corporate
  Bond Fund.....................       (3.69)%         9.40%         10.52%               9.99%        5/1/86
International Bond Fund.........        5.79%            --            --                 9.51%        9/13/94
International Equity Fund.......       14.34%            --            --                 7.33%        9/13/94
New York Tax Free Fund..........        0.00%          4.85%           --                 6.75%        10/1/91
Research Value Fund.............         --              --            --                (2.50)%       6/1/98
Small Cap Growth Fund...........         --              --            --                (0.40)%       6/1/98
Small Cap Value Fund............         --              --            --               (14.50)%       6/1/98
Strategic Income Fund...........       (0.65)%           --            --                 3.55%        2/28/97
Strategic Value Fund............       (5.26)%           --            --                (0.20)%       10/22/97
Tax Free Bond Fund..............       (0.17)%         4.60%          6.62%               6.42%        5/1/86
Total Return Fund...............       20.96)%        15.62%         14.72%              14.09%        12/29/87
Value Fund......................      (12.69)%        11.25%         14.19%              11.24%        5/1/86

--------------

* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge.

(a) From inception to 12/31/98.

(b) Performance figures for the Funds' Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

     The average annual total returns of the Class C shares of the following Funds for the 1-year and, as applicable, 5-year and 10-year periods ended December 31, 1998, and the period from inception to December 31, 1998 were as follows:*


                                                                                                    Average
                                         Year             Five Years           Ten Years             Annual
                                         Ended               Ended               Ended               Total             Inception
               Fund                    12/31/98*           12/31/98*           12/31/98*           Return(a)              Date
               ----                    ---------           ---------           ---------           ---------              ----
Blue Chip Growth Fund............         --                  --                  --                15.00%               6/1/98
California Tax Free Fund.........        4.07%               4.97%                --                 6.52%              10/1/91
Capital Appreciation Fund........       37.15%              21.89%              22.36%              16.95%               5/1/86
Convertible Fund.................       (0.47)%              8.51%              12.09%               9.54%               5/1/86
Equity Income Fund...............         --                  --                  --                 2.56%               6/1/98
Global High Yield Fund...........         --                  --                  --                17.65%               6/1/98
Government Fund..................        6.52%               5.84%               7.10%               6.85%               5/1/86
Growth Opportunities Fund........         --                  --                  --                17.00%               6/1/98
High Yield Corporate
  Bond Fund......................        0.31%               9.68%              10.52%               9.99%               5/1/86
International Bond Fund..........        9.79%                --                  --                 9.85%              9/13/94
International Equity Fund........       18.34%                --                  --                 7.70%              9/13/94
New York Tax Free Fund...........        4.00%               5.18%                --                 6.75%              10/1/91
Research Value Fund..............         --                  --                  --                 1.50%               6/1/98
Small Cap Growth Fund............         --                  --                  --                 3.60%               6/1/98
Small Cap Value Fund.............         --                  --                  --               (10.90)%              6/1/98
Strategic Income Fund............        3.35%                --                  --                 5.05%              2/28/97
Strategic Value Fund.............        1.27%                --                  --                 3.15%              10/22/97
Tax Free Bond Fund...............        3.83%               4.93%               6.62%               6.42%               5/1/86
Total Return Fund................       24.96%              15.84%              14.72%              14.09%              12/29/87
Value Fund.......................       (9.01)%             11.51%              14.19%              11.24%               5/1/86

--------------
* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares, first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.

(a) From inception to 12/31/98.

     The average annual total returns of the Class A shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1998, and the period from inception to December 31, 1998, without deducting the applicable initial sales charge is as follows:


                                                                                                   Average
                                       Year              Five Years           Ten Years            Annual
                                       Ended               Ended                Ended               Total             Inception
                Fund                 12/31/98             12/31/98            12/31/98            Return(a)             Date
                ----                 --------             --------            --------            ---------             ----
Blue Chip Growth Fund............       --                   --                  --                16.40%              6/1/98
California Tax Free Fund.........      5.33%                5.19%                --                 6.67%              10/1/91
Capital Appreciation Fund (b)....     39.24%               22.45%              22.64%              17.16%              5/1/86
Convertible Fund(b)..............      1.23%                9.06%              12.38%               9.76%              5/1/86
Equity Income Fund...............       --                   --                  --                 4.01%              6/1/98
Equity Index Fund................     27.69%               23.00%                --                19.47%              12/20/90
Global High Yield Fund...........       --                   --                  --               (16.38)%             6/1/98
Government Fund(b)...............      8.32%                6.39%               7.38%               7.07%              5/1/86
Growth Opportunities Fund........       --                   --                  --                18.60%              6/1/98
High Yield Corporate
  Bond Fund (b)..................      2.07%               10.22%              10.79%              10.20%              5/1/86
International Bond Fund (b)......     11.61%                 --                  --                10.54%              9/13/94
International Equity Fund (b)....     20.17%                 --                  --                 8.45%              9/13/94
New York Tax Free Fund...........      5.38%                5.40%                --                 6.90%              10/1/91
Research Value Fund..............       --                   --                  --                 3.00%              6/1/98
Small Cap Growth Fund............       --                   --                  --                 5.10%              6/1/98
Small Cap Value Fund.............       --                   --                  --                (9.70)%             6/1/98
Strategic Income Fund............      5.17%                 --                  --                 6.43%              2/28/97
Strategic Value Fund.............      0.52%                 --                  --                 3.89%              10/22/97
Tax Free Bond Fund (b)...........      4.98%                5.09%               6.70%               6.48%              5/1/86
Total Return Fund (b)............     26.93%               16.37%              14.98%              14.33%              12/29/87
Value Fund (b)...................     (7.41)%              12.05%              14.47%              11.45%              5/1/86

--------------

(a) From inception to 12/31/98.

(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class B shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1998, and the period from inception to December 31, 1998, without deducting the applicable contingent deferred sales charge is as follows:*


                                                                                                     Average
                                         Year              Five Years          Ten Years             Annual
                                         Ended               Ended               Ended                Total       Inception
                Fund                   12/31/98             12/31/98            12/31/98            Return(a)       Date
                ----                   --------             --------            --------            ---------       ----
Blue Chip Growth Fund............         --                   --                  --                16.00%        6/1/98
California Tax Free Fund.........        5.07%               4.97%                 --                 6.52%        10/1/91
Capital Appreciation Fund........       38.15%              21.89%               22.36%              16.95%        5/1/86
Convertible Fund.................        0.53%               8.51%               12.09%               9.54%        5/1/86
Equity Income Fund...............         --                   --                  --                 3.56%        6/1/98
Global High Yield Fund...........         --                   --                  --               (16.82)%       6/1/98
Government Fund..................        7.52%               5.84%                7.10%               6.85%        5/1/86
Growth Opportunities Fund........         --                   --                  --                18.00%        6/1/98
High Yield Corporate
  Bond Fund......................        1.31%               9.68%               10.52%               9.99%        5/1/86
International Bond Fund..........       10.79%                 --                  --                 9.85%        9/13/94
International Equity Fund........       19.34%                 --                  --                 7.70%        9/13/94
New York Tax Free Fund...........        5.00%               5.18%                 --                 6.75%        10/1/91
Research Value Fund..............         --                   --                  --                 2.50%        6/1/98
Small Cap Growth Fund............         --                   --                  --                 4.60%        6/1/98
Small Cap Value Fund.............         --                   --                  --               (10.00)%       6/1/98
Strategic Income Fund............        4.35%                 --                  --                 5.65%        2/28/97
Strategic Value Fund.............       (0.27)%                --                  --                 3.15%        10/22/97
Tax Free Bond Fund...............        4.83%               4.93%                6.62%               6.42%        5/1/86
Total Return Fund................       25.96%              15.84%               14.72%              14.09%        12/29/87
Value Fund.......................       (8.09)%             11.51%               14.19%              11.24%        5/1/86

  --------------

  (a)    From inception to 12/31/98.

          The average annual total returns of the Class C shares of the following Funds for the 1-year and as applicable, 5-year and 10-year periods ended December 31, 1998, and the period from inception to December 31, 1998, without deducting the applicable contingent deferred sales charge is as follows:


                                                                                               Average
                                    Year             Five Years           Ten Years             Annual
                                    Ended               Ended               Ended               Total            Inception
               Fund               12/31/98*           12/31/98*           12/31/98*           Return(a)            Date
               ----               ---------           ---------           ---------           ---------            ----
Blue Chip Growth Fund.........       --                  --                  --                16.00%              6/1/98
California Tax Free Fund......      5.07%               4.97%                --                 6.52%             10/1/91
Capital Appreciation Fund.....     38.15%              21.89%              22.36%              16.95%              5/1/86
Convertible Fund..............      0.53%               8.51%              12.09%               9.54%              5/1/86
Equity Income Fund............       --                  --                  --                 3.56%              6/1/98
Global High Yield Fund........       --                  --                  --               (16.82)%             6/1/98
Government Fund...............      7.52%               5.84%               7.10%               6.85%              5/1/86
Growth Opportunities Fund.....       --                  --                  --                18.00%              6/1/98
High Yield Corporate..........
  Bond Fund                         1.31%               9.68%              10.52%               9.99%              5/1/86
International Bond Fund.......     10.79%                --                  --                 9.85%              9/13/94
International Equity Fund.....     19.34%                --                  --                 7.70%              9/13/94
New York Tax Free Fund........      5.00%               5.18%                --                 6.75%             10/1/91
Research Value Fund...........       --                  --                  --                 2.50%              6/1/98
Small Cap Growth Fund.........       --                  --                  --                 4.60%              6/1/98
Small Cap Value Fund..........       --                  --                  --               (10.00)%             6/1/98
Strategic Income Fund.........      4.35%                --                  --                 5.65%              2/28/97
Strategic Value Fund..........     (0.27)%               --                  --                 3.15%             10/22/97
Tax Free Bond Fund............      4.83%               4.93%               6.62%               6.42%              5/1/86
Total Return Fund.............     25.96%              15.84%              14.72%              14.09%             12/29/87
Value Fund....................     (8.09)%             11.51%              14.19%              11.24%              5/1/86

--------------

(a) From inception to 12/31/98.

(*) Performance figures for the Funds' Class C shares, first offered to the public on September 1, 1998, include the historical performance of the Funds' Class B shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.


     The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

                            6
          Yield = 2[(a-b +1)  -1]
                    --------
                     cd

where:

a =        interest earned during the period
b =        expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =        the maximum offering price per share on the last day of the period

     This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

     For the 30-day period ended December 31, 1998, the yield of each of the following Funds was:


                                                                                        30-Day
                                                                                     Period Ended
                                                                                     December 31,
                                         Fund                        Class A         1998 Class B          Class C
                                         ----                        -------         ------------          -------
California Tax Free Fund....................................          4.17               4.10               4.10
Government Fund.............................................          4.46               3.92               3.92
High Yield Corporate Bond Fund..............................          8.08               7.69               7.69
International Bond Fund.....................................          3.48               2.89               2.89
New York Tax Free Fund......................................          4.45               4.39               4.39
Tax Free Bond Fund..........................................          4.13               4.07               4.07
Strategic Income Fund.......................................          5.16               4.64               4.64

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

     The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+


                                                                                                  To Equal a 5.50% Tax
                                   If                                                            Free Return, a Taxable
                              Your Federal                                                      Investment Would Have to
                              Marginal Tax                                                     Earn Without Fee Reduction
                                Rate is:                                                            or Expense Limit
                            ---------------                                                    ---------------------
                                 15.00%                                                                  6.47%
                                 28.00%                                                                  7.64%
                                 31.00%                                                                  7.97%
                                 36.00%                                                                  8.59%
                                 39.60%                                                                  9.11%

--------------------

* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the

California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.

     A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

     In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Subadviser, and other pertinent facts relating to the management of the Fund by the Sub- Adviser.

     From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

     In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

     The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital



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losses (adjusted for certain ordinary losses) for the 12-month period ending on
October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

     Certain of the Funds have received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (i) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders.

     If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations. If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

     Distributions of a fund's net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gains, regardless of how long a Shareholder has held the Fund's Shares. Net capital gains from assets held for one year or less will be taxed as ordinary income.

     Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.




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     Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

     The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

     Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

     Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

     Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined



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as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

     Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

      Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.




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     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

     The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the



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date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

     A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

     If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to



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these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

     If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of either of these Funds may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

     The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

     Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued



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by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Subadviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

     Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

EXPLANATION OF FUND DISTRIBUTIONS

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

     If Shareholders receive distributions of amounts paid pursuant to the Guarantee, such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

     In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

     It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

     Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

     Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

     Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

     Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

     Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

     Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a

Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

     The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. The MAP Equity Fund was originally formed as the Mutual Benefit Fund, a Delaware corporation. The Fund was renamed the MAP-Equity Fund in 1995. If the current shareholders of the MAP-Equity Fund approve an Agreement and Plan of Reorganization at their June 3, 1999 meeting, the Map-Equity Fund will be reorganized as the MainStay MAP Equity Fund on the effective date of the reorganization. The organizational expenses of each Fund (except the MAP Equity Fund) will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REGISTRATION STATEMENT

            This Statement of Additional Information and the Prospectus do not contain all the information included in the Company's registration statement filed with the SEC under the Securities Act of 1933 with respect t the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

            Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

SHARE OWNERSHIP OF THE FUNDS

     The following table sets forth information concerning beneficial and record ownership, as of April 5, 1999, of the Funds' shares by each person who beneficially or of record owned more than 5% of the voting securities of any
Fund:


                             Shares                                                Percentage
Name and Address             Beneficially                                          Outstanding
Name of Fund                 of Shareholder                                        Owned (1)                    Shares
                                                                                   Owned
---------------------------  ----------------------------------------------------  ---------------------------------------
New York                     Helen Ostreicher                                      6.80%                      103,381.4250
  Tax Free Fund              Agnes Zitter
  Class A                    1 Lakeside Dr East
                             Lawrence NY 11559-1718

New York                     NYLIFE Distributors Inc.                              32.84%                     499,488.3950
  Tax Free Fund              c/o George Daoust
  Class A                    PO Box 421
                             Parsippany NJ  07054-0421

Equity Index                 New York Life Trust Company                           7.98%                    1,876,320.9250
   Fund                      Client Accounts
   Class A                   51 Madison Avenue, Rm 117A
                             New York, NY 10010-1603

Blue Chip Growth Fund        Merrill Lynch Pierce Fenner & Smith                   11.18%                       6,597.6630
  Class C                    Inc. - For the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Blue Chip Growth Fund        Salomon Smith Barney Inc.                             8.50%                        5,016.5020
  Class C                    00112017839
                             333 West 34th Street- 3rd Floor
                             New York, NY 10001-2483

Blue Chip Growth Fund        Salomon Smith Barney Inc.                             5.38%                        3,172.0860
  Class C                    00117964110
                             333 West 34th Street- 3rd Floor
                             New York, NY 10001-2483

Blue Chip Growth Fund        Smith Barney Inc.                                     6.44%                        3,797.2650
 Class C                     00117968794
                             333 West 34th Street- 3rd Floor
                             New York, NY 10001-2483

Blue Chip Growth Fund        Salomon Smith Barney Inc.                             8.46%                        4,991.9480
  Class C                    00117964459
                             333 West 34th Street- 3rd Floor
                             New York, NY 10001-2483

Blue Chip Growth Fund        Salomon Smith Barney Inc.                             8.65%                        5,100.4860
  Class C                    00117968814
                             333 West 34th Street- 3rd Floor
                             New York, NY 10001-2483

Equity Income                New York Life Insurance Company                       89.50%                     906,648.6490
  Fund                       Attn Jean Hoysradt
  Class A                    51 Madison Avenue
                             New York NY 10010-1603

Equity Income Fund           Boston Financial Data Services                        8.83%                            5.4820
  Class C                    Corp Actions Audit Acct# 1 FD 121
                             MainStay Equity Income C
                             2 Heritage Drive - 8th Fl
                             North Quincy, MA 02171-2144

Equity Income Fund           Boston Financial Data Services                        8.96%                            5.5640
  Class C                    Corp Actions Audit Acct# 2 FD 121
                             MainStay Equity Income C
                             2 Heritage Drive - 8th Fl
                             North Quincy, MA 02171-2144

Equity Income Fund           Boston Financial Data Services                        8.41%                            5.2230
  Class C                    Operations Audit Account 121/3
                             MainStay Equity Income C
                             2 Heritage Drive - 8th Fl
                             North Quincy, MA 02171-2144

Equity Income Fund           Boston Financial Data Services                        8.92%                            5.5350
  Class C                    Corp Actions Audit Acct# 4 FD 121
                             MainStay Equity Income C
                             2 Heritage Drive - 8th Fl
                             North Quincy, MA 02171-2144

Equity Income Fund           Alana D. Glover Revocable Living                      47.02%                          29.1930
  Class C                    Trust DTD 11/20/97
                             Alana D. Glover TTEe
                             13 W. Frederick Street
                             Walkersville, MD 21793-8207

Equity Income Fund           NYLIFE Distributors Inc.                              17.85%                          11.0830
  Class C                    Attn: George Dacust - CVP
                             260 Cherry Hill Road
                             Parsippany, NJ 07054-1108

Research Value               New York Life Insurance Company                       86.63%                          900,000
  Fund                       Attn Jean Hoysradt
  Class A                    51 Madison Avenue
                             New York NY 10010-1603

Research Value               New York Life Insurance Company                       18.22%                          100,000
 Fund                        Attn Jean Hoysradt
 Class B                     51 Madison Avenue
                             New York NY 10010-1603

Research Value Fund          Merrill Lynch Pierce Fenner & Smith                   31.67%                      11,468.7880
  Class C                    Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East
                             3rd fl
                             Jacksonville, FL 32246-6484

Research Value Fund          Salomon Smith Barney Inc.                             12.18%                       4,411.2200
  Class C                    00112003921
                             333 West 34th Street - 3rd Fl
                             New York, NY 10001-2483

Research Value Fund          Salomon Smith Barney Inc.                             8.87%                        3,213.2420
  Class C                    00112014971
                             333 West 34th Street - 3rd Fl
                             New York, NY 10001-2483

Research Value Fund          Salomon Smith Barney Inc.                             20.44%                       7,400.1950
  Class C                    00112017839
                             333 West 34th Street - 3rd Fl
                             New York, NY 10001-2483

Research Value Fund          Salomon Smith Barney Inc.                             15.34%                       5,553.9910
  Class C                    00150351046
                             333 West 34th Street - 3rd Fl
                             New York, NY 10001-2483

Equity Income                New York Insurance Company                            18.22%                     100,739.4790
  Fund                       Attn Jean Hoysradt
  Class B                    New York, NY 10010-1603

Capital                      New York Life Trust Company                           22.76%                   1,984,622.2700
 Appreciation                Client Accounts
  Class A                    51 Madison Avenue Rm 117A
                             New York NY 10010-1603

Capital Appreciation         Merrill Lynch Pierce Fenner & Smith                   25.52%                      35,391.2470
  Fund C                     Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Value Fund                   New York Life Trust Company                           23.35%                   1,424,988.6270
  Class A                    Client Accounts
                             51 Madison Avenue Rm 117A
                             New York NY 10010-1603

Value Fund                   Merrill Lynch Pierce Fenner & Smith                   29.59%                       2,030.2690
  Class C                    Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Value Fund                   Salomon Smith Barney Inc.                             34.72%                       2,381.7330
 Class C                     00112003921
                             333 West 34th St - 3rd Fl
                             New York, NY 10001-2483

Value Fund                   Salomon Smith Barney Inc.                             8.34%                          572.4400
 Class C                     00121763819
                             333 West 34th St - 3rd Fl
                             New York, NY 10001-2483

Value Fund                   Donaldson Lufkin Jenrette                             14.23%                         976.4900
 Class C                     Securities Corporation Inc.
                             P. O. Box 2052
                             Jersey City, NJ 07303-2052

Value Fund                   Jacqueline A. Leger                                   8.84%                          606.3690
 Class C                     Lynn Albert Leger JTWROS
                             53 Morse Ave.
                             Lewiston, ME 04240-3441

Convertible Fund             Boston Financial Data Service Corp.                   7.38%                            8.5110
 Class C                     Actions Dept.
                             Audit Acct 2 Fund #192
                             MainStay Convertible Fund C
                             2 Heritage Drive - 8th Floor
                             North Quincy, MA 02171-2144

Convertible Fund             Merrill Lynch Pierce Fenner & Smith                   34.43%                          39.7240
 Class C                     Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Convertible Fund             Andrea L. Rhoades                                     40.22%                          46.4020
 Class C                     3450 Andrews Drive #101
                             Pleasanton, CA 94588-3024

Convertible Fund             NYLIFE Distributors Inc.                              7.41%                            8.5460
 Class C                     Attn: George Daoust - CVP
                             260 Cherry Hill Road
                             Parsippany, NJ 07054-1108

Government Fund              Merrill Lynch Pierce Fenner & Smith                   7.96%                           257,892
 Class A                     Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Government                   New York Life Trust Company                           22.81%                     738,586.9220
  Fund                       Client Accounts
  Class A                    51 Madison Avenue Rm 117A

Government Fund              Merrill Lynch Pierce Fenner & Smith                   63.30%                       7,168.3710
  Class C                    Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Government Fund              Salomon Smith Barney Inc.                             24.23%                       2,744.0180
 Class C                     00114606397
                             333 West 34th Street - 3rd Floor
                             New York, NY 10001-2483

Government Fund              Salomon Smith Barney Inc.                             5.36%                          606.8400
 Class C                     00114606408
                             333 West 34th Street - 3rd Floor
                             New York, NY 10001-2483

Government Fund              Salomon Smith Barney Inc.                             6.79%                          768.3220
 Class C                     00107862531
                             333 West 34th Street - 3rd Floor
                             New York, NY 10001-2483

Growth Opportunities Fund    Boston Financial Data Services                        16.35%                           5.2800
 Class C                     Corp Actions Audit Acct # 1 FD 311
                             2 Heritage Drive, 8th Fl
                             North Quincy, MA 02171-2144

Growth Opportunities Fund    Boston Financial Data Services                        16.35%                           5.2800
 Class C                     Corp Actions Audit Acct # 2 FD 311
                             2 Heritage Drive, 8th Fl
                             North Quincy, MA 02171-2144

Growth Opportunities Fund    Boston Financial Data Services                        15.39%                           4.9700
 Class C                     Corp Actions Audit Account 311/3
                             2 Heritage Drive, 8th Fl
                             North Quincy, MA 02171-2144

Growth Opportunities Fund    Boston Financial Data Services                        16.05%                           5.1810
 Class C                     Corp Actions Audit Acct # 4 FD 311
                             2 Heritage Drive, 8th Fl
                             North Quincy, MA 02171-2144

Growth Opportunities Fund    NYLIFE Distributors Inc.                              32.74%                          10.5710
 Class C                     Attn: George Daoust - CVP
                             260 Cherry Hill Road
                             Parsippany, NJ 07054-1108

Tax Free                     Schmitt Family Trust                                  9.31%                      191,741.5830
  Bond Fund                  Dtd 9-13-91
  Class A                    A James S Schmitt & Don L Waters
                             & Kim Schmitt Fogarty TTEES PO
                             PO Box 1566
                             Savannah GA 31402-1566

Tax Free                     Michael N. Marks                                      8.59%                      176,954.1490
  Bond Fund                  PO Box 529
  Class A                    Pottsboro TX 75076-0529

Tax Free                     David Katzin                                          5.06%                      104,218.3620
  Bond Fund                  6301 N. 44th Street
  Class A                    Paradise Valley, AZ 85253-3919

Tax Free                     Shirley J. Schatz                                     14.42%                     297,029.7030
  Bond Fund                  Larry L. Schatz   JT Ten
  Class A                    TDD Registration on file
                             7518 Lillys Lane
                             Villa Ridge, MO 63089-2781

Tax Free                     Ellen Lajuan Pesnoff                                  5.22%                      107,502.3040
  Bond Fund                  1593 Marshall St., Apt. 23
  Class A                    Cameron, LA 70631-4930

Tax Free                     Salomon Smith Barney Inc.                             94.41%                         499.8690
  Bond Fund                  00114606408
  Class C                    333 West 34th St - 3rd Floor
                             New York, NY 10001-2483

Money Market                 New York Life Trust Company                           7.97%                   10,231,764.0100
   Fund                      Client Accounts
   Class A                   51 Madison Avenue Rm 117A
                             New York NY 10010-1603

High Yield Corporate Bond    Merrill Lynch Pierce Fenner & Smith                   19.85%                     596,496.5400
 Class C                     Inc - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Money Market Fund            Louis M. Carrick                                      17.45%                      31,500.0000
 Class C                     Lynn A. Carrick JT Wros
                             110 N. Oliver Ave.
                             Zelienople, PA 16063-1338

Money Market Fund            Helen A. Oliverio                                     13.69%                      24,707.7300
 Class C                     100 S. High St.
                             Zelienople, PA 16063-1317

Money Market Fund            Jennings R. Graham                                    8.31%                        15,000.000
 Class C                     Geraldine G. Graham JT Wros
                             3694 Doume Way
                             Clermont, FL 34711-6957

Money Market Fund            Nancy A. Smith                                        5.55%                       10,019.9300
 Class C                     735 University Dr.
                             Menlo Park, CA 94025-4913

Money Market Fund            Leroy A. Andrews                                      9.80%                       17,697.0000
 Class C                     Barbara J. Andrews JT Wros
                             337 Star Grille Rd.
                             Butler, PA 16003-8202

Money Market Fund            Danielle L. Kolling                                   5.54%                        10,000.000
 Class C                     213 S. Pittsburgh St., Apt. 3
                             Zelienople, PA 16063-1233

Money Market Fund            PaineWebber For the Benefit of                        24.11%                      43,515.6400
 Class C                     PaineWebber CDN FBO
                             Craig Knudsen
                             P. O. Box 3321
                             Weehawken, NJ 07087-8154

International                Defined Benefit Pension Trust of                      5.11%                       74,304.6560
   Bond Fund                 FMCNA
   Class A                   c/o The Free Methodist Foundation
                             PO Box 580
                             8050 Spring Arbor Road
                             Strong Arbor MI 49283-0580

International Bond Fund      Dean Witter Reynolds Incorporated                     5.79%                      777,411.0670
 Class A                     Michael Jordon
                             Attn: Curtis POL238299768

International                NYLIFE Distributors                                   53.50%                     777,411.0670
  Bond Fund                  Attn George Daoust
  Class A                    260 Cherry Hill Rd
                             Parsippany NJ 07054-1108

International Bond Fund      Dorothy W. Brown                                      92.60%                       2,819.7380
 Class C                     Terry A. Brown
                             1208 N. I St.
                             Tacoma, WA 98403-2117

International Bond Fund      Richard Flinn                                         6.42%                          195.5400
 Class C                     Caren Flinn JT Wros
                             11199 N. Maple
                             Haydon Lake, ID 83835-9612

International                New York Life Trust Company                           5.09%                       98,182.9240
   Equity Fund               Clients Accounts
   Class A                   New York NY 10010-1603

International                NYLIFE Distributors                                   32.39%                     625,089.8280
   Equity Fund               Attn George Daoust
   Class A                   260 Cherry Hill Rd
                             Parsippany NJ 07054-1108

International Equity Fund    Salomon Smith Barney Inc.                             15.31%                       1,615.0080
 Class C                     D0112014971
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

International Equity Fund    Salomon Smith Barney Inc.                             35.26%                       3,719.4130
 Class C                     D0112017839
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

International Equity Fund    Salomon Smith Barney Inc.                             28.18%                       2,973.3110
 Class C                     00150351046
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

Total Return                 New York Life Trust Company                           49.37%                   3,414,613.8650
   Fund                      Client Accounts
   Class A                   51 Madison Avenue Rm 117A
                             New York NY 10010-1603

Total Return Fund            Paul Koeing Inc.                                      13.48%                       7,729.6210
 Class C                     Paul Koeing TTEE
                             Angelia Charon Sanchez TTEE
                             P. O. Box 1238
                             Mesilla Park, NM 88047-1238

Total Return Fund            A G Edwards & Sons Inc. C/F                           6.37%                        3,653.7190
 Class C                     Dowene W. Gregory
                             Rollover IRA Account
                             744 Cole Ranch Rd
                             Olivenhain, CA 92024-6611

Total Return Fund            Salomon Smith Barney Inc.                             6.21%                        3,562.4860
 Class C                     00154657858
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

Total Return Fund            Salomon Smith Barney Inc.                             9.66%                        5,539.0030
 Class C                     00154655894
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

Strategic Income             James C. Calano                                       5.12%                      111,751.7270
   Fund                      200 Boulder View Lane
   Class A                   Boulder CO 80304-0491

Strategic Income Fund        New York Life Ins. General Account                    32.18%                     702,286.4480
 Class A                     Attn Richard Schwartz
                             260 Cherry Hill Rd
                             Parsippany NJ 07054-1187

Strategic Income Fund        Barbara D. Boga                                       25.33%                       9,834.2390
 Class C                     1114 Skyline Dr.
                             Medford, OR 97504-8584

Strategic Income Fund        Thomas J. Finn                                        26.09%                      10,127.8930
 Class C                     Sara B. Finn
                             P. O. Box 569
                             Guerneville, CA 95446-0569

Strategic Income Fund        Dain Rauscher Custodian                               8.13%                        3,155.9910
 Class C                     Robert L. Manor
                             A/C #1741-1273
                             Individual Retirement Account
                             4155 S. Pine Street
                             Superior, WI 54880-8483

Strategic Income Fund        Salomon Smith Barney Inc.                             23.22%                       9,015.5910
 Class C                     00112014416
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

Strategic Value Fund         New York Life Insurance                               56.64%                      930,642.899
 Class A                      Company
                             Attn: Richard Schwartz
                             260 Cherry Hill Rd.
                             Parsippany, NJ 07054-1187

Strategic Value Fund         Merrill Lynch Pierce Fenner & Smith                   65.24%                       5,878.3290
 Class C                     Inc. - for the sole benefit of its
                             customers
                             Attn: Fund Administration 97T98
                             4800 Deer lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Strategic Value Fund         Salomon Smith Barney Inc.                             28.93%                       2,606.3610
 Class C                     00144363011
                             333 West 34th St - 3rd floor
                             New York, NY 10001-2483

Blue Chip                    New York Life Insurance Company                       42.02%                          900,000
   Growth Fund               Attn Jean Hoysradt
   Class A                   51 Madison Avenue
                             New York NY 10010-1603

Global High                  New York Life Insurance Company                       96.66%                          900,000
   Yield Fund                Attn Jean Hoysradt
   Class A                   51 Madison Avenue
                             New York NY 10010-1603

Global High                  New York Life Insurance Company                       28.98%                          100,000
   Yield Fund                Attn Jean Hoysradt
   Class B                   51 Madison Avenue
                             New York NY 10010-1603

Global High                  Ettinger Family Trust                                 5.97%                       20,587.3220
   Yield Fund                Dated 05-16-1993
   Class B                   S. Ettinger & J. Gross TTEES
                             115 Nottingham Drive
                             Watchung, NJ 07060-6139

Global High                  Donaldson Lufkin Jenrette                             6.34%                       21,885.6270
   Yield Fund                Securities Corporation Inc.
   Class B                   P. O. Box 2052
                             Jersey City, NJ 07303-2052

Global High                  Boston Financial Data Services                        8.68%                           15.8370
   Yield Fund                Corp Actions Aduti Acct# 4FD 802
   Class                     C MainStay Global High Yield C
                             2 Heritage Drive - 8th FL
                             North Quincy, MA 02171-2144

Global High                  Richard Flinn                                         71.75%                         130.9770
   Yield Fund                Caren Flinn JT Wros
   Class C                   11199 N. Maple
                             Haydon Lake, ID 83835-9612

Global High                  NYLIFE Distributors Inc.                              7.79%                           14.2140
   Yield Fund                Attn: George Daoust - CVP
   Class C                   260 Cherry Hill Road
                             Parsippany, NJ 07054-1108

Growth Opportunities         New York Life Insurance Company                       71.49%                          900,000
 Fund                        Attn Jean Hoysradt
Class A                      51 Madison Avenue
                             New York NY 10010-1603

Growth Opportunities         New York Life Insurance Company                       5.17%                           100,000
   Fund                      Attn Jean Hoysradt
   Class B                   51 Madison Avenue
                             New York NY 10010-1603

Small Cap                    New York Life Insurance Company                       61.20%                          900,000
   Value Fund                Attn Jean Hoysradt
   Class A                   51 Madison Avenue
                             New York NY 10010-1603

Small Cap                    New York Life Insurance Company                       7.59%                           100,000
   Value Fund                Attn Jean Hoysradt
   Class B                   51 Madison Avenue
                             New York NY 10010-1603

Small Cap                    Merrill Lynch Pierce Fenner & Smith                   27.74%                       8,238.9390
   Value Fund                Inc - for the sole benefit of its
   Class C                   customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

Small Cap                    Smith Moore & Co. IRA Custodian                       5.88%                        1,744.7310
   Value Fund                A/C Gary R. Johnson
   Class C                   400 Locust St
                             Saint Louis, MO 63102-2064

Small Cap                    Legg Mason Wood Walker Inc.                           10.93%                       3,246.7530
   Value Fund                382-00717-14
   Class C                   P. O. Box 1476
                             Baltimore, MD 21203-1476

Small Cap                    Donaldson Lufkin Jenrette                             5.91%                        1,756.4400
   Value Fund                Securities Corporation Inc.
   Class C                   P. O. Box 2052
                             Jersey City, NJ 07303-2052

Small Cap                    Raymond James & Assoc Inc. CSDN                       6.14%                        1,824.4010
   Value Fund                Jerry L. Dinsdale IRA
   Class C                   12294 NE 37th
                             Bellevue, WA 98005-1211

Small Cap                    New York Life Insurance Company                       55.29%                          900,000
   Growth Fund               Attn Jean Hoysradt
   Class A                   51 Madison Avenue
                             New York NY 10010-1603

Small Cap                    Merrill Lynch Pierce Fenner & Smith                   98.05%                       3,129.4970
   Growth Fund               Inc - for the sole benefit of its
   Class C                   customers
                             Attn: Fund Administration 97T98
                             4800 Deer Lake Drive East 3rd Fl
                             Jacksonville, FL 32246-6484

California Tax               Jaroth II LLC                                         5.99%                      105,646.2340
   Free Fund                 Michael Zumbo TTEE
   Class A                   Thomas Keane TTEE
                             14472 Wicks Blvd
                             San Leandro CA 94577-6712

California Tax               NYLIFE Distributors Inc.                              15.36%                     271,121.2630
   Free Fund                 c/o George Daoust
   Class A                   PO Box 421
                             Parsippany NJ  07054-0421

Strategic Income             NYLIFE Distributors Inc.                              8.74%                      579,505.9570
   Fund                      Attn George Daoust
   Class B                   300 Interpace Parkway
                             Parsippany NJ 07054-1100

New York Tax                 Felice Brand                                          5.94%                       50,607.9020
   Free Fund                 156 Wright Ave
   Class B                   Deer Park, NY 11729-2224

New York Tax                 Henry Sheiman Irrevocable Trust                       6.14%                       52,330.0030
   Free Fund                 Dtd 03/06/97
   Class B                   Robert Sheiman TTEE
                             David Brown TTEE
                             411 Theodore Fremd Ave Ste 3
                             Rye, NY 10580-1411

New York Tax                 Dominick Carelli                                      6.55%                       55,867.4320
   Free Fund                 29 Beattie Rd
   Class B                   Washingtonville, NY 10992-1018

New York Tax                 Boston Financial Data Services                        19.77%                           4.9550
   Free Fund                 Corp Actions Audit Account #1 199
   Class C                   MainStay New York Tax Free C
                             2 Heritage Drive - 8th Floor
                             North Quincy, MA 02171-2144

New York Tax                 Boston Financial Data Services                        20.42%                           5.1190
   Free Fund                 Corp Actions Audit Account #2- 199
   Class C                   MainStay New York Tax Free C
                             2 Heritage Drive - 8th Floor
                             North Quincy, MA 02171-2144

New York Tax                 Boston Financial Data Services                        19.01%                           4.7660
   Free Fund                 Operations Audit Account 199/3
   Class C                   MainStay Funds-5th Floor
                             2 Heritage Drive - 8th Floor
                             North Quincy, MA 02171-2144

New York Tax                 NYLIFE Distributors Inc.                              40.80%                          10.2260
   Free Fund                 Attn: George Daoust - CVP
   Class C                   260 Cherry Hill Road
                             Parsippany, NJ 07054-1108

California Tax               William J & Elinor G. Potikian                        6.78%                       83,446.9820
   Free Fund                 Family Revocable Trust
   Class B                   Dtd 8-17-93
                             Jacinda Potikian TTEE
                             4475 N College
                             Fresno CA 93704-3806

California Tax               Attn Mutual Funds Dept.                               5.51%                       67,907.4450
   Free Fund                 BNC Securities Inc.
   Class B                   FAO 40278915
                             One Commerce Square
                             2005 Market Street Suite 1200
                             Philadelphia, PA 19103-7084

California Tax               Thomas J. Finn                                        82.71%                       9,807.7240
   Free Fund                 Sara B. Finn
   Class C                   P. O. Box 569
                             Guerneville, CA 95446-0569

California Tax               Nancy A. Smith                                        17.08%                       2,025.3660
   Free Fund                 735 University Dr.
   Class C                   Menlo Park, CA 94025-4913


(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

       NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

TRANSFER AGENT

       MainStay Shareholder Services, Inc. ("MSS"), an affiliate of the Manager, serves as the transfer agent and dividend disbursing agent for each of the Funds. MSS has its principal office and place of business at 260 Cherry Hill Road, Parsippany, New Jersey. Pursuant to its Transfer Agency and Service Agreement dated April 28, 1997 with the Trust, MSS provides transfer agency services, such as the receipt of purchase and redemption orders, the receipt of dividend reinvestment instructions, the preparation and transmission of dividend payments and the maintenance of various records of accounts. The Funds pay MSS fees in the form of per account charges, as well as out-of-pocket expenses and advances incurred by MSS. MSS has entered into a Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") located at 2 Heritage Drive, North Quincy, Massachusetts 02171 and pays to BFDS per account, and transaction fees and out-of-pocket expenses for performing certain transfer agency and shareholder recordkeeping services.

CUSTODIANS

     The Bank of New York ("BONY") serves as custodian for the Equity Index Fund, California Tax Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund, Blue Chip Growth Fund, Equity Income Fund, Global High Yield Fund, Growth Opportunities fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund and the MAP Equity Fund. The Trust has also appointed BONY as its foreign custody manager with respect to certain securities held outside of the United States. BONY has its principal office at 48 Wall Street, New York, New York 10286.

       State Street Bank and Trust Company ("State Street") serves as custodian for the other MainStay Funds, including the Capital Appreciation Fund, Convertible Fund, Total Return Fund, Value Fund, Government Fund, High Yield Corporate Bond Fund, Tax Free Fund, and Money Market Fund. State Street has its principal office at 225 Franklin Street, Boston, Massachusetts.

LEGAL COUNSEL

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or the Manager or a Subadviser unless such power is the result of their position with the Trust or Manager or Subadviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Subadvisers that are unaffiliated with New York Life Insurance Company have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
-----------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
-----------------------------------------------------------------

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S
------------------------------------------------------------------
Corporate and Municipal Long-Term Debt Ratings
Investment Grade
AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

AUDITED FINANCIAL STATEMENT FOR NYLIFE INC.









NYLIFE INC. AND SUBSIDIARIES
(AFFILIATES OF NEW YORK LIFE
INSURANCE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998 AND 1997

PRICEWATERHOUSECOOPERS

                                                    PricewaterhouseCoopers LLP
                                                    1177 Avenue of the Americas
                                                    New York NY 10036
                                                    Telephone (212) 596 8000
                                                    Facsimile (212) 596 8910

                        REPORT OF INDEPENDENT ACCOUNTANTS

March 19, 1999

To the Board of Directors and
Stockholder of NYLIFE Inc.

We have audited the accompanying statutory basis consolidated statement of financial position of NYLIFE Inc. and its subsidiaries (affiliates of New York Life Insurance Company) as of December 31, 1998 and 1997, and the related statutory basis consolidated statements of operations, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New York State Insurance Department for valuing companies owned by an insurer, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are described in
Note 2.

To the Board of Directors and
Stockholder of NYLIFE Inc.
Page 2
March 19,1999



In our opinion, except for the effects of the matters described in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, on the basis of the accounting described in Note 2.


/s/ PricewaterhouseCoopers LLP

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION


                                                                                                     December 31,
                                                                                                     ------------
                                                                                      1998                             1997
                                                                                      ----                             ----
                                                                                                   (in thousands)
                                                ASSETS

Investments:
     Common stocks                                                                        $7,083                       $26,130
     Bonds:
           Available for sale                                                              3,968                       241,697
           Held to maturity                                                                4,119                         4,119
           Insurance operations                                                           70,065                        50,253
     Real estate                                                                               -                        11,359
     MainStay funds at fair value                                                         35,622                        41,665
     Security alarm monitoring contracts held for sale                                         -                        34,180
     Other investments                                                                    29,353                        66,034
Cash and cash equivalents                                                                362,644                       401,565
Short-term investments                                                                        25                        57,959
Premiums and accounts receivable less allowance for doubtful
     accounts of $18,074 and $6,374, respectively                                        472,310                       569,108
Interest and other receivables                                                            21,628                        36,805
Deferred distribution costs (net of accumulated amortization
     of $432,076 and $296,341, respectively)                                             226,756                       268,470
Statutory valuation of subsidiary in excess of GAAP net equity                           549,363                       200,247
Fixed assets (net of accumulated depreciation of $43,976 and
     $84,445, respectively)                                                              103,451                        80,355
Income taxes receivable                                                                        -                        10,961
Receivable from New York Life Insurance Company                                        1,315,849                       500,686
Goodwill                                                                                 274,955                        40,183
Other assets                                                                             157,111                        83,775
                                                                                      ----------                    ----------

                  Total assets                                                        $3,634,302                    $2,725,551
                                                                                      ==========                    ==========

                                   LIABILITIES and STOCKHOLDER'S EQUITY

Accrued claims payable                                                                  $339,992                      $341,594
Policy and claim reserves - accident and health                                                -                       133,412
Policy and claim reserves - life                                                          87,319                        94,825
Participating policyholder liability                                                       4,292                        14,866
Payable to New York Life Insurance Company                                                14,889                        48,204
Dividend payable to New York Life Insurance Company                                      373,924                             -
Accrued expenses and other payables                                                      210,310                       202,642
Payable on reinsurance assumed                                                                 -                        39,608
Medical group risk sharing and unearned premiums                                               -                        71,424
Income taxes payable                                                                       5,084                             -
Notes payable                                                                          1,271,202                       577,930
Net deferred tax liability                                                                41,192                        79,019
Other liabilities                                                                        152,836                        69,888
                                                                                      ----------                    ----------
                  Total liabilities                                                    2,501,040                     1,673,412
                                                                                      ----------                    ----------


Minority interest                                                                        128,428                       111,901

Stockholder's equity:
     Commonstock, par value $.10 per share (20,000 shares authorized, 3,850 shares issued and outstanding) and
           additional paid-in capital                                                    857,696                     1,043,108
     Accumulated deficit                                                               (404,787)                     (306,938)
     Investment valuation account                                                        549,363                       200,247
     Net unrealized gains on available for sale investments (net of
           taxes of $96 and $886, respectively)                                              111                         1,383
     Cumulative translation adjustment                                                     2,451                         2,438
                                                                                      ----------                    ----------
                  Total stockholder's equity                                           1,004,834                       940,238
                                                                                      ----------                    ----------
                  Total liabilities and stockholder's equity                          $3,634,302                    $2,725,551
                                                                                      ==========                    ==========

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                               For the Years ended December 31,
                                                                               --------------------------------

                                                                         1998                 1997                    1996
                                                                         ----                 ----                    ----
                                                                                       (in thousands)
Income:
     Premium revenue - net of reinsurance                          $1,426,882             $ 2,792,678            2,363,286
     Premiums (ceded) assumed on reinsurance settlement             (569,687)                       -              478,149
     Fee income                                                     3,078,365               1,392,649              925,671
     Interest and dividend income                                      82,632                  57,108               56,846
     Commission income                                                146,661                 113,590               95,858
     Net realized and unrealized losses on investments               (19,409)                 (6,462)              (2,869)
     Net realized gain on sale of interest in subsidiaries            696,818                  19,932              121,741
     Equity in loss of affiliates                                     (2,519)                 (2,551)                (699)
     Gain on issuance of additional shares by public subsidiary           921                   2,411               27,835
     Other income                                                      13,128                  38,341               11,871
                                                                   ----------             -----------           ----------
     Total income                                                   4,853,792               4,407,696            4,077,689
                                                                   ==========             ===========           ==========

Expenses:
     HMO claims and capitation costs                                1,054,552               1,738,512            1,350,743
     Health, disability and death benefit costs                       170,000                 618,663              551,816
     Cost of prescription sales                                     2,449,592               1,015,982              621,652
     Administrative charge from New York Life
       Insurance Company                                               86,446                  65,385               62,631
     Employee compensation                                            292,337                 368,939              339,974
     Reserve transfer on reinsurance (ceded) assumed                (569,687)                       -              478,149
     Increase in policy reserves - life                                24,500                  21,829               11,746
     Depreciation and amortization                                    205,617                 120,238              112,642
     Impairment of intangible asset                                         -                   4,381               28,830
     Interest                                                          55,362                  14,558               15,594
     Professional fees                                                 58,909                  35,138               37,938
     Selling expenses                                                 166,619                 166,632              123,413
     Rent expense                                                      26,978                  36,575               34,943
     Administrative and other expenses                                197,039                 184,442              152,272
                                                                   ----------             -----------           ----------
     Total expenses                                                 4,218,264               4,391,274            3,922,343
                                                                   ----------             -----------           ----------
Net income before income taxes and minority interest                  635,528                  16,422              155,346
Net income tax expense                                                302,867                  21,929               76,325
                                                                   ----------             -----------           ----------
Net income (loss) before minority interest                            332,661                 (5,507)               79,021
Minority interest                                                      14,799                  18,288               14,188
                                                                   ----------             -----------           ----------
Net income (loss)                                                    $317,862               $(23,795)              $64,833
                                                                   ==========             ===========           ==========

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
              For the years ended December 31, 1998, 1997, and 1996


                                                        Common                                                  Net Unrealized
                                                        Stock &                                                 Gains (Losses)
                                                      Additional                             Investment          on Available
                                                        Paid-In          Accumulated          Valuation            for Sale
                                                        Capital            Deficit             Account           Investments
-------------------------------------------------- ----------------- ------------------------------------------------------------
Balance at December 31, 1995                             $946,546          $(240,623)             $406,834             $19,099
Effect of business combination (Note 1)                        --            (88,130)                   --            (17,375)
Capital contributions                                     168,325                  --                   --                  --
Return of capital                                        (47,950)                  --                   --                  --
Change in prior year's retained earnings                       --             (7,102)                   --                  --
Cumulative translation adjustment                              --                  --                   --
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --                  --            (307,307)                  --
Other equity adjustments                                       --                 205                   --                  --
Net unrealized losses on available for
sale investments                                               --                  --                   --             (2,939)
Net income                                                     --              64,833                   --                  --
                                                       ----------        ------------          -----------            --------
Balance at December 31, 1996                            1,066,921           (270,817)               99,527             (1,215)

Capital contributions                                     101,087                  --                   --                  --
Return of capital                                       (124,900)                  --                   --                  --
Cumulative translation adjustment                              --                  --                   --                  --
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --                  --              100,720                  --
Other equity adjustments                                       --            (12,326)                   --                  --
Net unrealized gains on available for
sale investments                                               --                  --                   --               2,598
Net loss                                                       --            (23,795)                   --                  --
                                                      -----------        ------------          -----------            --------
Balance at December 31, 1997                            1,043,108           (306,938)              200,247               1,383

Capital contributions                                     100,145                  --                   --                  --
Return of capital                                       (285,557)                  --                   --                  --
Dividends                                                      --           (373,924)                   --                  --
Cumulative translation adjustment                              --                  --                   --                  --
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --                  --              349,116                  --
Other equity adjustments                                       --            (41,787)                   --                  --
Net unrealized losses on available for
sale investments                                               --                  --                   --             (1,272)
Net income                                                     --             317,862                   --                  --
                                                      -----------        ------------          -----------            --------
Balanced at December 31, 1998                            $857,696          $(404,787)             $549,363                $111
                                                      ===========        ============          ===========            ========



                                                     Cumulative               Total
                                                     Translation          Stockholder's
                                                     Adjustment              Equity
-------------------------------------------------- ----------------- -----------------------
Balance at December 31, 1995                               $1,123              $1,132,979
Effect of business combination (Note 1)                        --               (105,505)
Capital contributions                                          --                 168,325
Return of capital                                              --                (47,950)
Change in prior year's retained earnings                       --                 (7,102)
Cumulative translation adjustment                           2,727                   2,727
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --               (307,307)
Other equity adjustments                                       --                     205
Net unrealized losses on available for
sale investments                                               --                 (2,939)
Net income                                                     --                  64,833
                                                        ---------               ---------
Balance at December 31, 1996                                3,850                 898,266

Capital contributions                                          --                 101,087
Return of capital                                              --               (124,900)
Cumulative translation adjustment                         (1,412)                 (1,412)
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --                 100,720
Other equity adjustments                                       --                (12,326)
Net unrealized gains on available for
sale investments                                               --                   2,598
Net loss                                                       --                (23,795)
                                                        ---------             -----------
Balance at December 31, 1997                                2,438                 940,238

Capital contributions                                          --                 100,145
Return of capital                                              --               (285,557)
Dividends                                                      --               (373,924)
Cumulative translation adjustment                              13                      13
Statutory valuation of subsidiary in
excess of GAAP net equity                                      --                 349,116
Other equity adjustments                                       --                (41,787)
Net unrealized losses on available for
sale investments                                               --                 (1,272)
Net income                                                     --                 317,862
                                                        ---------            ------------
Balanced at December 31, 1998                              $2,451              $1,004,834
                                                        =========              ==========

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                          For the Years ended December 31.
                                                                                          --------------------------------

Cash flow from operating activities                                                 1998               1997               1996
                                                                                -----------        -----------        -----------
                                                                                              (in thousands)
Cash flow from operating activities:
  Net income (loss)                                                             $   317,862        $   (23,795)       $    64,833
  Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization                                                205,617            120,238            112,642
       Impairment of intangible assets                                                    -              4,381             28,830
       Insurance reserves                                                            24,500             21,829             11,748
       Net realized gain on sale of interest in subsidiaries                       (696,818)           (19,932)          (121,741)
       Net realized and unrealized losses on investments                             19,409              6,462              2,869
       Equity in loss of affiliates                                                   2,519              2,551                699
       Provision for deferred income tax expense                                       (730)            13,609             87,297
       Minority interest                                                             14,799             18,288             14,188
       Gain on issuance of additional shares by public subsidiary                      (921)            (2,411)           (27,835)
       Other                                                                          9,997              3,821             11,083

Change in assets and liabilities, net of changes resulting from acquisitions or sales of subsidiaries:
    Premiums and accounts receivable                                                 78,185            (91,791)          (206,586)
    Interest and other receivables                                                   (8,302)            22,609            (67,897)
    Deferred distribution costs and other assets                                   (138,751)          (107,471)          (141,565)
    Accrued expenses and other payables                                               5,114            171,002            170,509
    Net (receivable) payable to New York Life
        Insurance Company                                                          (463,035)               467             30,499
    Policy and claim reserves                                                      (132,124)            11,029            143,096
    Net income taxes payable (receivable)                                            16,305              1,604            (58,597)
    Other liabilities                                                                84,327            (13,285)               345
    Net assets of dissolved subsidiaries                                                  -             66,553           (192,223)
                                                                                -----------        -----------        -----------

Net cash (used in) provided by operating activities                                (662,047)           205,758           (137,806)

Cash flow from investing activities:
    Capital expenditures                                                            (45,363)           (38,826)           (51,446)
    Proceeds from sale of investments                                               289,655            214,642            209,383
    Purchase of investments                                                        (164,007)          (165,089)          (283,947)
    Purchase of receivable from New York Life                                    (1,252,023)          (615,307)                 -
    Proceeds from sale of subsidiaries, net of cash
        sold and closing costs                                                      851,332              2,766            138,497
   Acquisition of subsidiaries, net of cash acquired                               (460,137)                 -            (14,843)
   Payments received on receivable from New York Life                               884,728            115,526                  -
   Payments received on investments                                                   2,537              8,693             45,653
   Other                                                                              4,603             (1,045)             3,552
                                                                                -----------        -----------        -----------

   Net cash provided by (used in) investing activities                          $   111,325        $  (478,640)       $    46,849
                                                                                -----------        -----------        -----------

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                CONSOLIDATED STATEMENT OF CASH FLOWS (continued)

                                                                                       For the Years ended December 31.
                                                                                       --------------------------------

                                                                                 1998                 1997                    1996
                                                                                 ----                 ----                    ----
                                                                                                (in thousands)

Cash flow from financing activities:
   Capital contributions                                                      $97,534                 $95,471              $97,784
   Dividends paid                                                                   -                       -             (35,250)
   Borrowings net of repayments under line of credit agreements                     -                (97,446)               53,378
   Payments applied against capital leases                                          -                   (527)                (779)
   Proceeds from issuance of debt                                           7,286,530                 615,374                    -
   Principal repayment of debt                                            (6,592,397)               (122,839)             (12,536)
   Return of capital distribution                                           (276,237)               (124,900)                    -
   Proceeds from issuance of shares by public subsidiary                            -                       -               52,592
   Other                                                                      (2,256)                   2,124             (52,839)
                                                                          -----------              ----------           ----------

Net cash provided by financing activities                                     513,174                 367,257              102,350
                                                                          -----------              ----------           ----------

Effect of exchange rates on cash                                              (1,373)                 (3,042)                3,158
                                                                          -----------              ----------           ----------

Net (decrease) increase in cash and cash equivalents                         (38,921)                  91,333               14,551

Cash and cash equivalents at beginning of period                              401,565                 310,232              295,681
                                                                          -----------              ----------           ----------

Cash and cash equivalents at end of period                                   $362,644                $401,565             $310,232
                                                                          ===========              ==========           ==========

Supplemental disclosure of cash flow information:

   Cash paid (received) during the year for:

     Income taxes                                                            $298,158               $(11,776)              $50,245
                                                                          -----------              ----------           ----------

     Interest expense                                                         $47,492                 $10,998             $ 15,075
                                                                          -----------              ----------           ----------

Supplemental disclosure of non-cash financing activities:

   Net capital contributions                                                 $(6,709)                  $5,613              $22,598
                                                                          -----------              ----------           ----------

   Dividends declared but not paid                                           $373,924               $       -             $      -
                                                                          -----------              ----------           ----------

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 1998, 1997 AND 1996

NOTE I - ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying financial statements reflect the consolidation of NYLIFE Inc. ("NYLIFE Inc." or the "Company"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), and its subsidiaries, each of which is wholly-owned, except as noted:

Aegis Technologies, Inc. ("Aegis")
Avanti Corporate Health Systems Inc. ("Avanti")
Eagle Strategies Corp. ("Eagle")
Greystone Realty Corporation ('Greystone") (Discontinued in 1998)
MacKay-Shields Financial Corporation ("MacKay-Shields")
Madison Square Advisors, Inc. ("MSA")
MainStay Management, Inc. ("MainStay Management")
MainStay Shareholder Services Inc. ("MSSI")
Monitor Capital Advisors, Inc. ("Monitor Capital")
MSC Holding, Inc. ("MSC"), 85% owned
New York Life Benefit Services, Inc. ("Benefit Services")
New York Life Capital Corporation ("Capital Corp.")
New York Life International, Inc. ("International, Inc.")*
New York Life International Investment, Inc. ("NYL International")
   NYL Management Limited
New York Life Irrevocable Trust of 1996 ("Trust")
   New York Life Settlement Corporation ("NYLSET")
New York Life Trust Company ("NYL Trust")
New York Life UK Limited ("NYLUK")*
NYLCare NC Holdings, Inc. ("NC Holdings") (Discontinued in 1998)
NYLIFE Administration Corp. ("NYLACOR")
NYLIFE Depositary Corporation ("Depositary")
NYLIFE Distributors Inc. ("NYLIFE Distributors")
NYLIFE Equity Inc. ("NYLIFE Equity")(Dissolved in 1997)
NYLIFE Funding Inc. ("NYLIFE Funding")(Dissolved in 1998)
NYLIFE HealthCare Management Inc. ("NYLIFE HealthCare")
   NYLCare Health Plans ("NYLCare")(Discontinued in 1998)
      New York Life and Health Insurance Company ("NYLHIC")(Discontinued in
      1998)*
   Express Scripts Inc. ("ESI"), 45% owned
NYLIFE Realty Inc. ("NYLIFE Realty")(Dissolved in 1997)
NYLIFE Refinery Inc. ("NYLIFE Refinery")
NYLIFE Resources Inc. ("NYLIFE Resources")(Dissolved in 1998)
NYLIFE Securities Inc. ("NYLIFE Securities")
NYLIFE SFD Holding, Inc. ("SFD Holding")
   Auto Funding II, LP ("Auto Funding")
   NYLIFE Structured Asset Management Company, Ltd. ("SAMCO")
NYLINK Insurance Agency Corporation ("NYLINK")
NYLTemps Inc. ("NYLTemps")
WellPath of Arizona Reinsurance Company ("WellPath") (Discontinued in 1998)

* Denotes Life Insurance Operations

NYLIFE Inc., through its subsidiaries, offers insurance products in certain international markets; pharmacy benefit management services; investment management, mutual fund, and pension products and services; securities brokerage and the ability to raise capital. Until July 15, 1998, the Company offered health insurance and managed care through NYLCare, which was sold to Aetna, Inc. ("Aetna") (See Note 5).

International operations are conducted primarily through International, Inc., which markets life insurance and related products and services through joint ventures and equity investments in Hong Kong, Korea, Indonesia, Mexico and Argentina.

Pharmacy benefit management services are conducted through ESI, which markets mail order prescriptions and provides pharmacy claims processing services.

Asset management operations primarily consist of institutional asset management and mutual fund related products and services offered through MacKay-Shields, Monitor Capital and MSA. Mutual fund distribution and administration services are conducted through NYLIFE Distributors, MSSI and MainStay Management. Pension and 401(k) products and related administrative and trust services are offered through Benefit Services and NYL Trust.

Securities brokerage is conducted through NYLIFE Securities, whose operations consist of the distribution of mutual fund products (including the MainStay Funds through a soliciting dealer agreement with NYLIFE Distributors) and registered products through New York Life's career agency force.

Capital raising operations are conducted through Capital Corp. which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

BUSINESS COMBINATIONS:
NYLCare was established on January 1, 1996 when New York Life combined certain of its existing group life and health indemnity insurance operations with those of Sanus Corp. Health Systems, an indirect wholly-owned managed care subsidiary of New York Life, and renamed the company. Concurrently, New York Life also transferred its ownership in New York Life and Health Insurance Company (NYLHIC), a wholly-owned life insurance subsidiary, to NYLCare.

Also on January 1, 1996, NYLHIC entered into a modified coinsurance agreement through which it had assumed the risk on 90% of New York Life's group life and health indemnity insurance business. Under the terms of the modified coinsurance agreement, NYLHIC assumed the risk for group life and health policies issued by New York Life; however, New York Life retained the reserves and related assets. This modified coinsurance agreement was terminated on March 31, 1998.

For purposes of these financial statements, the combination has been treated as a transaction between entities under common control and, accordingly, stockholder's equity has been restated to reflect an increase of $105,505,000 as of December 31, 1995.

On July 15, 1998, NYLCare was sold to Aetna (see Note 5).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING:
The accompanying statutory basis consolidated financial statements have been prepared on the basis of accounting practices prescribed or permitted by the New York State Insurance Department for valuing common stocks of subsidiaries (New York statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

For non-insurance subsidiaries, New York accepts GAAP net equity as a valuation basis, with certain adjustments for goodwill amortization. Goodwill arising from the purchase of non-insurance subsidiaries is amortized over a period not to exceed ten years. Under GAAP, this goodwill would be amortized over a period of 15 to 30 years. In 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value (subject to certain liquidity adjustments) as the carrying value for its investment in Express Scripts Inc., a publicly traded 45% owned subsidiary of NYLIFE HealthCare. This practice is not recognized under GAAP.

The New York statutory basis of accounting for life insurance subsidiaries varies from those prepared under GAAP primarily as follows: (1) the costs relating to acquiring business, principally commissions and certain policy issuance expenses, are charged to income in the year incurred, whereas under GAAP, they would be deferred and amortized over the periods benefited; (2) policy reserves are based on different assumptions than under GAAP and dividends on participating policies are provided when approved by the Board of Directors, whereas under GAAP, they are provided when credited to the policies; (3) policy reserves are recorded net of reinsurance, whereas under GAAP, such amounts are reported gross; (4) the excess of purchase price over statutory net assets acquired is charged to stockholder's equity in the year of acquisition, whereas under GAAP, an intangible asset is established and amortized over its useful life; (5) investments in bonds are generally carried at amortized cost, whereas under GAAP, investments in bonds which are considered available for sale or held for trading are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) certain assets are considered 'non-admitted and excluded from the statement of financial position, whereas they are included under GAAP; (7) joint ventures and minority stock investments are stated at the value of their underlying statutory net assets, whereas under GAAP, such investments are stated on the equity basis; (8); deferred federal income taxes are not provided for as they are under GAAP; and
(9) the results of discontinued operations are consolidated in each applicable financial statement, whereas under GAAP, they are segregated from continuing operations and reflected as discontinued operations in each financial statement.

The approximate effects on the financial statements of the variances between the practices described in the preceding paragraphs and generally accepted accounting principles are as follows: a decrease in net income of $73,000,000, $4,000,000 and $17,000,000 for the years ending December 31, 1998, 1997 and
1996, respectively, a decrease in total assets of $479,000,000 and $122,000,000 at December 31, 1998 and 1997, respectively, and a decrease in stockholder's equity of $490,000,000 and $123,000,000 as of December 31, 1998 and 1997,
respectively. The components comprising the differences in net income are detailed in the chart on the following page (in thousands):

                                                           1998                     1997                    1996
                                                           ----                     ----                    ----
GAAP Income before Discontinued Operations              $(135,275)                    $116                 $68,280
Discontinued Operations                                    380,137                (27,911)                (20,447)
                                                         ---------               ---------                --------

GAAP Net Income                                            244,862                (27,795)                  47,833
                                                         ---------               ---------                --------

Gain on Sale of NYLCare                                     66,000                       -                       -
Goodwill Adjustments                                         9,000                   1,000                   1,000
Other Adjustment                                           (2,000)                   3,000                  16,000
                                                         ---------               ---------                --------

Statutory Net Income                                      $317,862               $(23,795)                 $64,833
                                                         =========               =========                 =======

The consolidated statement of operations reflects the activities of purchased subsidiaries from the acquisition date through the respective year-end date. Intercompany accounts and transactions have been eliminated.

OTHER COMPREHENSIVE INCOME:

The following chart summarizes the components which would be included as other comprehensive income:

                                                            1998                   1997                     1996
                                                            ----                   ----                     ----
GAAP Net Income                                           $244,862               $(27,795)                 $47,833

Cumulative translation adjustment                               13                 (1,412)                   2,727
Net unrealized (losses) gains on
    available for sale investments                         (1,272)                   2,598                 (2,939)
                                                         ---------               ---------                 -------

Other Comprehensive Income                                $243,603               $(26,609)                 $47,621
                                                         =========               =========                 =======

INVESTMENTS:
Short-term investments consist of commercial paper and are carried at cost which approximates fair value. Common stocks are stated at market value. Bonds, other than those associated with insurance operations, are either classified as held to maturity and are reported at amortized cost or classified as available for sale and are reported at estimated fair value, with unrealized gains and losses reported as a separate component of stockholder's equity, net of deferred tax. The investment in the MainStay Funds is recorded at fair value and is held by MacKay-Shields and MainStay Management, investment advisors; MainStay Shareholder Services, a transfer agent; and NYLIFE Securities and NYLIFE Distributors, broker-dealers. In accordance with specialized accounting practices for broker-dealers, unrealized gains and losses are included in net income. Real estate is recorded at the lower of cost or fair value. Alarm monitoring contracts are recorded at the lower of cost or fair value less cost to sell. Investments in limited partnerships are generally accounted for under the equity method of accounting. Under this method, net earnings or losses are included in net income.

FAIR VALUES OF FINANCIAL INSTRUMENTS:
Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of bonds, real estate and the investment in the MainStay Funds is reported in Note 6 and fair value disclosure of notes payable is reported in Note 9. Fair values of bonds and the investment in the MainStay Funds are based on published or quoted market values, respectively.

CASH AND CASH EQUIVALENTS:
Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. The carrying value of cash and cash equivalents approximates fair value.

ACCOUNTS RECEIVABLE:
The carrying value of accounts receivable approximates fair value.

DEFERRED DISTRIBUTION COSTS:
Deferred distribution costs relate to commission expenses and certain other costs related to the distribution of MainStay Funds which have a contingent deferred sales charge, and are deferred and amortized over a six year period on a straight-line basis, adjusted for related contingent deferred sales charge income earned.

FIXED ASSETS:
Fixed assets are recorded at cost and are depreciated over the estimated useful lives of the assets, generally 3 to 10 years, using the double-declining balance and straight-line methods of depreciation.

GOODWILL:
Goodwill represents the cost in excess of the value assigned to net assets acquired in connection with acquisitions and is being amortized over 10 years, unless deemed to be impaired, in which case it is written off to the extent considered unrecoverable (see Note 4).

DERIVATIVE FINANCIAL INSTRUMENTS:
The Company, through its investment in ESI, has entered into an interest rate swap agreement in order to manage exposure to interest rate risk (see Note 9). ESI does not hold or issue derivative financial instruments for trading purposes. The interest rate swap is designated as a hedge of ESI's variable interest rate payments. Amounts received or paid are accrued as interest receivable or payable and as interest income or expense. The fair value of interest rate swap agreements is based on market prices. The fair value represents the estimated amount ESI would receive or pay to terminate the agreements taking into consideration current interest rates.

In June 1998, the Financial Accounting Standards Board ("the FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The Statement requires all derivatives be recognized as either assets or liabilities in the statement of financial position and measure those instruments at fair value. In addition, the Statement specifies the accounting for changes in the fair value of a derivative based on the intended use of the derivative and the resulting designation. FAS 133 is effective for fiscal years beginning after June 15, 1999. ESI's present interest rate swap would be considered a cash flow hedge. Accordingly, the change in the fair value of the swap would be reported on the balance sheet as an asset or liability. The corresponding unrealized gain or loss representing the effective portion of the hedge will be initially recognized in stockholder's equity, and subsequently any changes in unrealized gain or loss from the initial measurement date will be recognized in earnings concurrent with the interest expense on ESI's underlying variable rate debt. If ESI had adopted FAS 133 as of December 31, 1998, ESI would record the unrealized loss of $7,209,000 as a liability and reduction in stockholder's equity.

POLICY AND CLAIM RESERVES:
Policy reserves are computed utilizing mortality tables and interest assumptions which are consistent with the local statutory requirements of each respective subsidiary and are considered to be sufficient to provide for contractual benefits.

PARTICIPATING POLICYHOLDER LIABILITY:
The liability for participating policyholders consists principally of dividends accrued as of the statement date. The allocation of dividends is determined by means of formulas which reflect the relative contribution of each group of policies to the results of operations.

ACCRUED EXPENSES AND OTHER PAYABLES:
The carrying value of accrued expenses and other payables approximates fair value.

MEDICAL GROUPS' RISK SHARING:
NYLCare compensates primary care physicians on a capitation basis. NYLCare has in place an incentive program whereby primary care physicians are eligible to receive a bonus based on quality and cost utilization criteria. An accrual is made for the estimate of the amount of bonus which will be paid to medical care providers based upon quality cost utilization criteria.

NYLCare also has risk contracts with provider groups covering certain medical services. To the extent medical expenses differ from budget, NYLCare and the providers share any savings or deficit as defined in the contracts.

INCOME TAXES:
The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences/benefits, utilizing current tax rates, of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

FOREIGN CURRENCY TRANSLATION:
Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year-end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment ("CTA") account in stockholder's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

PREMIUM REVENUE RECOGNITION:
Premium revenue, net of reinsurance, for indemnity and managed health care and other ancillary coverage is recorded as income over the premium paying period of the policies. Revenue on premiums collected in advance is deferred.

FEE INCOME:
Revenues from dispensing prescription and non-prescription medical products from ESI's mail service pharmacies are recorded upon shipment. Revenue from sales of prescription drugs by pharmacies in ESI's nationwide network and pharmacy claims processing revenues are recognized when the claims are processed. When ESI has an independent contractual obligation to pay its network pharmacy providers for benefits provided to members of its clients pharmacy benefit plans, ESI includes payments from plan sponsors for these benefits as prescription sales. Fees and payments to these pharmacy providers are included as cost of prescription sales. If ESI is only administering the plan sponsors' network pharmacy contracts, ESI records fees derived from ESI's contracts with plan sponsors as net revenue.

Through its subsidiaries, the Company receives fees for services provided under agreements with its clients. The Company accrues fee income when earned. Consulting and management fees are recognized in income as services are rendered. Additionally, the Company derives monitoring revenues from customer payments for alarm monitoring services. The Company recognizes revenue as the monitoring services are provided.

CLAIMS, BENEFITS AND CAPITATION COSTS:
Claims and benefits include estimates of payments to be made on individual claims for medical and ancillary services and for death benefits. The cost of claims incurred but not reported is estimated using actuarial techniques based on current membership statistics, current utilization and historical claims data and trends. These estimates are continually reviewed and revised as changes in these factors occur and revisions are reflected in the current year's statement of income. Capitation costs represent monthly charges paid to participating physicians as compensation for providing continuing medical care.

COST OF PRESCRIPTION SALES:
Costs of prescription sales include product costs, pharmacy claims payments and other direct costs associated with dispensing prescription and non-prescription medical products and claims processing operations, offset by fees received from pharmaceutical manufacturers in connection with ESI's drug purchasing and formulary management programs.

RECLASSIFICATIONS:
Certain 1997 and 1996 amounts in the consolidated financial statements and accompanying notes have been reclassified to conform with the 1998 presentation. These reclassifications had no effect on net earnings or stockholders equity as previously reported.

NOTE 3 - BUSINESS RISKS AND UNCERTAINTIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

During 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value (subject to certain liquidity adjustments) as the carrying value for its investment in ESI. Accordingly, the Company recorded adjustments of $549,363,000 and $200,247,000 for the statutory valuation of ESI in excess of its GAAP net equity at December 31, 1998 and 1997, respectively. These adjustments are included as a component of stockholder's equity. Based upon the market value of ESI's common stock at March 15, 1999, the amount of the statutory valuation of the subsidiary in excess of GAAP net equity was approximately $659,197,000. A significant decline in the value of this stock could have an adverse effect on the Company's stockholder's equity.

As providers of life and health insurance products, the operating results of certain subsidiaries in any given period depend upon estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for the products of these companies requires management to make estimates and assumptions regarding mortality, morbidity, healthcare costs, lapses, expense and investment experience. Such estimates, including provisions for incurred but not reported claims, are primarily based on historical experience and, at times, the specific requirements of local insurance regulators. Actual results could differ materially from these estimates. Management monitors actual experience, and, where circumstances warrant, revises its assumptions and the related estimates of policy reserves and claim liabilities.

As substantially all of the net assets of International, Inc.'s subsidiaries and NYLUK are held in foreign countries, there is a potential for adverse impact on net assets arising from economic and political changes in these countries.

See Note 14 for description of specific commitments and contingencies.

NOTE 4 - IMPAIRMENTS

DEFERRED DISTRIBUTION COSTS
In October of 1998, NYLIFE Distributors amortized an additional $52,648,000 of deferred 12b- I distribution costs in order to more appropriately align the deferred asset with the anticipated recoverable sales charges. This adjustment was necessitated in part, by the occurrence of significant redemptions which qualified for waiver of otherwise payable contingent deferred sales charges.

COMMON STOCK

On December 31, 1997, NYCare sold its 100% stock interest in Avanti Health Systems of Texas, Inc. to FPA Medical Management, Inc. ("FPA"). NYLCare received approximately 1,402,000 shares of FPA common stock with a market value of $26,115,000 (see Note 5).

During the third quarter of 1998, FPA entered into bankruptcy proceedings. In accordance with Statement of Financial Accounting Standard No. 115, the Company determined that a provision for other than temporary impairment was required on its investment in FPA and recorded a pre-tax realized loss of $26,115,000.

LONG LIVED ASSETS
In accordance with Statement of Financial Accounting Standard No. 121 ("SFAS 121"), "Accounting for the Impairment of Long- lived Assets and for Long Lived Assets to be Disposed Of", the following NYLIFE Inc. subsidiaries established impairment reserves:

            SFD HOLDING
            Auto Funding II L.P. is a limited partnership formed for the purpose of investing in a series of trusts (NAFCO Auto Trusts) consisting of prime and non prime automobile loans. During the third quarter of 1998, Auto Funding II recorded a realized loss for its remaining investments in the Trusts totaling approximately $6,700,000 before taxes. In addition, during the fourth quarter of 1998, Auto Funding II took an $11,500,000 pre-tax realized loss relating to the anticipated exercise of its option to prepay the Investor Certificateholders in NAFCO Auto Trusts-2, 3 and B. The write-offs were necessitated by the continued unpredictability of the underlying collateral in each of the Trusts. Going forward, Auto Funding II will record all cash receipts from the Trusts as income in the period received.

            In 1997, Auto Funding II recorded a realized loss on its investment in trusts of $4,600,000 and recorded a loss on related capitalized costs associated with the investment of $2,600,000.

            NYLIFE REFINERY
            NYLIFE Refinery, Inc. determined that adverse market and operating conditions and independent market value quotes were sufficient indicators of a potential impairment for its investment in Refinery Holding Corporation. As a result, NYLIFE Refinery recorded a pretax realized loss of $6,010,000 and $17,219,000 on its investment in limited partnerships for the years ended December 31, 1998 and 1997, respectively.

            BENEFIT SERVICES
            In 1997, Benefit Services determined that projected operating losses were indicators of potential impairment. These operating losses indicated that a write-down of the goodwill related to the purchase of this subsidiary was required. As a result, $4,381,000 of goodwill that arose from the purchase of Benefit Services was written off in 1997.

            NYLCARE
            In 1996, NYLCare determined that continuing operating losses of certain subsidiaries which perform administrative services for physician groups, were indicators of potential impairment. Based upon the estimated undiscounted cash flows anticipated from these subsidiaries it was determined that a write-down of the goodwill related to these subsidiaries was required. As a result of the above, approximately $28,830,000 of goodwill and other intangibles was written off in 1996.

NOTE 5 - ACQUISITIONS AND DISPOSITIONS

SALE OF NYLCARE
Through July 15, 1998, the Company offered health insurance and managed care products which were sold to Aetna. The sale included the stock of the Company's wholly owned healthcare subsidiary, NYLCare, including NYLHIC, a downstream subsidiary of NYLCare. The sales price of $1,070,000,000 resulted in an after-tax gain of $438,654,000.

The following is summarized financial information of NYLCare included in the consolidated statement of Financial Position and Statement of Operations (in thousands).


        STATEMENT OF FINANCIAL POSITION                     1998                        1997
                                                            ----                        ----
Assets
   Cash and cash equivalents                                  $ -                      $195,498
   Premiums and accounts receivable                             -                       331,727
   Investments                                                  -                       263,801
   Fixed assets                                                 -                        47,265
   Other assets                                                 -                        91,902
                                                        ---------                     ---------
Total assets                                                    -                       930,193

Liabilities
   Accrued HMO claims payable                                   -                       210,813
   Policy & claims reserves                                     -                       153,513
   Accrued expenses & other payables                            -                       111,139
   Other liabilities                                            -                       136,069
                                                        ---------                       -------
Total liabilities                                               -                       611,534

Net assets included in stockholder's equity                 $   -                      $318,659
                                                         ========                      ========

             STATEMENT OF OPERATIONS                      1998                    1997                    1996
                                                          ----                    ----                    ----

Revenues
  Premium income                                       $1,379,507               $2,765,107              $2,321,310
  Premium (ceded) assumed on reinsurance settlement     (569,687)                        -                 478,149
  Fee income                                               30,744                   78,930                  71,719
  Other income                                             33,762                   59,737                  39,061
                                                       ----------              -----------             -----------
Total revenue                                             874,326                2,903,774               2,910,239

Expenses
   HMO claims and capitation costs                      1,054,552                1,819,722               1,418,529
   Health, disability and death benefit costs             159,092                  630,661                 554,865
   Reserve transfer on reinsurance (ceded) assumed      (569,687)                        -                 478,149
   Employee compensation                                  144,749                  257,736                 240,364
   Selling, administrative and other expenses              71,172                  232,259                 239,436
                                                        ---------               ----------              ----------
Total expenses                                            859,878                2,940,378               2,931,343
                                                         --------              -----------              ----------

Gain (loss) before income taxes                            14,448                 (36,604)                (21,104)

Federal income tax expense (benefit)                        7,452                  (8,756)                   (743)
Minority interest                                              70                       63                      86
                                                       ----------              -----------              ----------

Net income (loss)                                          $6,926                $(27,911)               $(20,447)
                                                       -=========              ===========              ==========

NYLIFE HEALTHCARE
On April 1, 1998, ESI acquired all of the outstanding capital stock of Value Health, Inc. and Managed Prescriptions Network, Inc. (Collectively, the "Acquired Entities") from Columbia/HCA HealthCare Corporation ("Columbia") for approximately $460,000,000 in cash (which includes transaction costs and executive management severance costs of approximately $15,000,000), of which approximately $360,000,000 was obtained through a five year bank credit facility and the remainder from ESI's cash balances and short term investments. At closing, the Acquired Entities owned various subsidiaries that now or formerly conducted a PBM business, commonly known as "ValueRx".

The acquisition has been accounted for using the purchase method of accounting and the results of operations of the Acquired Entities have been included in the consolidated financial statements since April 1, 1998. The purchase price has been preliminarily allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired was originally allocated to other intangible assets consisting of customer contracts and non-compete agreements in the amount of $57,653,000, included in other assets, and goodwill in the amount of $289,863,000, both of which are being amortized using the straight-line method over 10 years. In conjunction with the acquisition, the Acquired Entities and their subsidiaries retained the following liabilities (in thousands):

    Fair value of assets acquired                $656,488
    Cash paid for the capital stock              (460,137)
    Liabilities retained                         $196,351
                                                 ========


The following unaudited pro forma information presents a summary of combined results of operations of NYLIFE Inc. and the Acquired Entities as if the acquisition had occurred at the beginning of the period presented, along with certain pro forma adjustments to give effect to amortization of goodwill, other intangible assets, interest expense on acquisition debt and other adjustments. The pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transaction been effected on the assumed dates. Included in the pro forma information are integration costs incurred by ESI that are being reported within selling, general and administrative expenses in the statement of operations (in thousands).


                                          Year Ended December 31,
                                    1998                          1997
                                    ----                          ----
Net revenues                       $5,263,720                   $6,054,968
Net income (loss)                     318,012                     (23,537)


On December 31, 1997, NYLCare sold its 100% stock interest in Avanti Health Systems of Texas, Inc., its physician practice management company located in Texas. NYLCare received approximately 1,402,000 shares of FPA Medical Management, Inc. common stock with a market value of $26,115,000. NYLCare has recorded a gain of $19,454,000 after adjusting for the costs related to the sale.

In 1997, NYLCare sold substantially all of the operating assets and certain liabilities of Avanti of the District, Inc., its physician management practice company located principally in Maryland. NYLCare received $2,766,000 in cash, resulting in a gain on the sale of $478,000.

In April 1996, ESI completed a public offering of 1,150,000 shares of Class A common stock and received $52,592,000 in net proceeds. NYLIFE HealthCare recognized a pre-tax gain of $27,835,000, representing the difference between NYLIFE HealthCare s interest in the net assets of ESI immediately after the public offering and the historical book value of its investment in ESI. As part of the same stock offering, NYLIFE HealthCare converted 2,990,000 shares of ESI Class B Common Stock to Class A Common Stock. Net proceeds from the sale totaled $138,497,000 and a pre-tax gain of approximately $121,741,000 was recognized. As a result of these transactions, NYLIFE HealthCare's ownership of ESI decreased from 70% to 46% and its voting stock from 96% to 90%. Additional issuance of shares in 1997 and 1998 reduced NYLIFE HealthCare's ownership to 45% and its voting stock to 89%.

During 1996 and 1995, NYLIFE Inc. paid $7,076,000 and $10,800,000, respectively, to the three original Founders of NYLIFE HealthCare to purchase their remaining NYLIFE HealthCare shares in accordance with their Termination, Severance and Stock Buyback Agreements. Subsequent to the purchase of these shares, NYLIFE's ownership of NYLIFE HealthCare increased to 100%.

INTERNATIONAL, INC.
Effective December 31, 1998, International Inc. sold all of its common stock in Bermuda to outside investors for consideration amounting to $3,812,000. The assets, liabilities, premiums and net loss of Bermuda as of December 31, 1998 and 1997 were as follows (in thousands):

                                                1998                     1997
                                                ----                     ----
            Assets                             $15,963                   $12,364
            Liabilities                        $14,061                   $11,795
            Premiums                           $ 3,608                   $ 8,945
            Net loss                             $ 721                   $ 2,325

NYLUK
In March 1998, NYLUK contributed $9,909,000 to Life Assurance Holding Corporation Limited ("LAHC"), a UK holding company in which NYLUK has an equity interest, to fund the acquisition of GAN Life Holdings. As a result of disproportionate contributions by other investors, NYLUK's interest in LAHC was reduced from 31.25% to 22.8%. Accounting practices prescribed or permitted by the New York State Insurance Department require the excess of purchase price over statutory net assets acquired to be charged directly to stockholder's equity. In accordance with this guidance, NYLUK reduced its investment in LAHC by $43,960,000 following the purchase of GAN Life Holdings.

NYLIFE FUNDING/NYLIFE RESOURCES
On February 28, 1998, the Board of Directors of NYLIFE Funding and NYLIFE Resources Inc. approved plans to voluntarily dissolve these companies. During 1998, NYLIFE Funding and NYLIFE Resources have had no present operations and have returned capital to NYLIFE Inc. totaling $4,100,000 and $2,018,000, respectively.

GREYSTONE
In January 1998, management of the company decided to transfer the asset and property management functions performed by Greystone to New York Life and liquidated Greystone. As a result, all third party management agreements have been terminated and Greystone has incurred various expenses including employee severance and office closure expenses.

MSA
On November 13, 1997, MSA was created to act as investment advisors over three New York Life separate accounts. MSA was funded with a $25,000 subscription receivable. A $25,000 cash contribution was made in January of 1998.

MAINSTAY MANAGEMENT
On August 22, 1997, MainStay Management was created to oversee the portfolio management services provided by MacKay- Shields, Monitor Capital, MSA, and New York Life and for managing the MainStay Funds business affairs. MainStay Management was funded with a $1,000,000 cash contribution and $1,210,000 of furniture and equipment.

MSSI
On March 4, 1997, MSSI was created to assume certain shareholder servicing functions previously handled by NYLIFE Distributors. MSSI was funded with a $2,000,000 cash contribution and $912,000 of furniture and equipment.

MSC
During 1995, the assets of the Health and Investment Divisions of MSC were sold to Meritech, a subsidiary of Summit Technologies and Melson Technologies, an indirect subsidiary of Aegon Insurance, respectively. Meritech purchased the Health Division assets for approximately $750,000 which included contracts, licenses, equipment and various receivables. Melson Technologies purchased the Investment Division assets for a purchase price contingent upon the amount of licencing fees the buyers receive over the next 10 years relating to the SMS Investment System. $1,000,000 of the purchase price is guaranteed, and will be received within 5 years or within 1 year after the assets were sold. In 1997, the assets were sold to SS&C Technologies, activating the acceleration clause. As of December 1998, $75,000 has been received. The remaining $925,000 receivable is expected to be settled in 1999. A total gain of approximately $1,695,000 was recognized on these transactions.

NYLINK
NYLINK was incorporated in Delaware in November 1996. NYLINK commenced operations in 1998 and its activities primarily consist of the facilitation of the sale of non-proprietary insurance products by New York Life registered representatives.

NYL MANAGEMENT LTD.
On June 18, 1996, Quorum Capital Management Ltd. ("Quorum") transferred its assets and business operations to Westdeutsche LandesBank (West LB) for approximately $1,125,000. A gain of approximately $969,000 was recognized on this transaction. Quorum subsequently changed its name to NYL Management Ltd. and substantially ceased on-going operations.

AEGIS
In December 1995, the Aegis Board of Directors approved a plan to close the business and dissolve Aegis in the event a suitable buyer could not be found. On March 5, 1996, the decision to dissolve Aegis and its subsidiary, Personal Financial Assistant Financial Centers was announced. The assets were liquidated and a loss of $5,420,000 was recognized. Aegis is expected to be formally dissolved in 1999.

OTHER
In 1995, New York Life, NYLIFE Inc., and certain other affiliated and unaffiliated entities, entered into a Stipulation of Settlement (the "Settlement Agreement") of a class action lawsuit related to the sale of units in, and the operation of, the Company's proprietary limited partnership programs. In connection with the Settlement Agreement, New York Life announced a plan to dissolve the partnership programs ("the Plan"), contingent upon the consent of the Limited Partnership Investors (the "Investors"). In 1995, NYLIFE Inc. recorded a provision of $137,000,000 to reflect the estimated costs of dissolving the partnership operations and certain claims in connection therewith, including settlement of the class action lawsuit. Both the Settlement Agreement and the Plan were approved during 1996. Final settlement costs totaled $121,000,000 and, as a result, a corresponding $16,000,000 pre-tax gain was recorded in 1997 and is included in other income.

Pursuant to the Plan, NYLIFE Equity and NYLIFE Realty, as liquidators, finalized the process of winding up the partnership programs. All of the property interests of the partnership programs were sold prior to September 30, 1997. As of September 30, 1997, pursuant to the Settlement Agreement, NYLIFE Inc. advanced $173,000,000 to the Investors and paid $35,652,000 to other unaffiliated entities for costs of the liquidation, primarily from the proceeds from a $200,000,000 line of credit with New York Life. In addition, NYLIFE Inc. recovered $87,723,000 from the liquidation of the partnership programs.

NYLIFE Equity and NYLIFE Realty were dissolved on September 30, 1997, whereby each entity disbursed its remaining funds and transferred its net assets to NYLIFE Inc. Closing returns of capital totaled $8,888,000 and $2,579,000 for NYLIFE Equity and NYLIFE Realty, respectively.

NOTE 6 - INVESTMENTS

COMMON STOCK:
At December 31, 1998 and 1997, the distribution of unrealized gains on common stock was as follows (in thousands):

                                           Unrealized                Unrealized               Estimated
               Cost                        Gains                       Losses                Fair Value
               ----                        -----                       ------                ----------
1998             $6,397                     $686                         $-                     $7,083
                 ======                     ====                         ==                     ======
1997            $26,126                       $4                         $-                    $26,130
                =======                       ==                         ==                    =======

BONDS:
At December 31, 1998, the maturity distribution of bonds was as follows (in thousands):


                                                                                                               Insurance
                                    Available for Sale                  Held to Maturity                       Operations
                                    ------------------                  ----------------                       ----------
                                         Amortized     Estimated        Amortized        Estimated     Statement       Estimated
                                              Cost    Fair Value             Cost       Fair Value         Value      Fair Value
                                         ---------    ----------        ---------       ----------         -----      ----------
Due in one year or less                   $  1,499        $1,503     $         --     $         --        $2,752          $2,758
Due in years two through five                1,147         1,165               --               --        30,731          30,813
Due in years six through ten                    --            --               --               --        22,160          22,824
Due after ten years                          1,291         1,300            4,119            5,007        14,422          15,109
                                             -----         -----            -----            -----        ------          ------
Total                                      $ 3,937        $3,968           $4,119           $5,007       $70,065         $71,504
                                           =======        ======           ======           ======       =======         =======

At December 31, 1998 and 1997, the distribution of unrealized gains and losses on bonds was as follows (in thousands):

DECEMBER 31, 1998



                                         Amortized           Unrealized          Unrealized                  Estimated
Available for Sale                         Cost                 Gains              Losses                    Fair Value
------------------                       ---------           ----------          ----------                  ----------
U.S. Treasury and other
   U.S. Governmental Agencies             $ 3,937               $ 31                 $ -                       $ 3,968
                                          =======               ====                 ===                       =======

                                         Amortized           Unrealized          Unrealized                  Estimated
Held to Maturity                           Cost                 Gains              Losses                    Fair Value
----------------                         ---------           ----------          ----------                  ----------
U.S. Treasury and other
   U.S. Governmental Agencies             $ 4,119               $ 888                $ -                       $ 5,007
                                          =======               =====                ===                       =======

                                         Statement           Unrealized          Unrealized                   Estimated
                                           Value                Gains              Losses                    Fair Value
                                         ---------           ----------          ----------                  ----------
Insurance Operations:
U.S. Treasury                             $ 7,231               $   --               $ 55                      $  7,176
Foreign Governments                        26,211                1,530                 12                        27,729
Corporate                                  36,623                  133                157                        36,599
Other                                          --                   --                 --                            --
                                        ---------           ----------           --------                    ----------
Total                                     $70,065               $1,663               $224                       $71,504
                                          =======               ======               ====                       =======

DECEMBER 31, 1997



Available for Sale                       Amortized          Unrealized                   Unrealized                   Estimated
------------------                            Cost               Gains                       Losses                  Fair Value
                                         ---------          ----------                   ----------                  ----------
U.S. Treasury and other
   U.S. Governmental Agencies            $  85,691            $    785                       $   81                   $  86,395
Commercial paper and Corporate notes       149,456               1,819                          258                     151,017
Other                                        4,057                  --                           --                       4,057
Certificates of deposit                        228                  --                           --                         228
                                         ---------         -----------                     --------                ------------
Total                                     $239,432              $2,604                        $ 339                    $241,697
                                          ========              ======                        =====                    ========

Held to Maturity                         Amortized          Unrealized                   Unrealized                   Estimated
----------------                              Cost               Gains                       Losses                  Fair Value
                                         ---------          ----------                   ----------                  ----------
U.S. Treasury and other                    $ 4,119               $ 495                         $ --                      $4,614
                                           =======               =====                         ====                      ======
U.S. Governmental Agencies

Insurance Operations                     Amortized          Unrealized                   Unrealized                   Estimated
--------------------                          Cost               Gains                       Losses                  Fair Value
                                         ---------          ----------                   ----------                  ----------
U.S. Treasury                             $    548           $      --                        $  11                    $    537
Foreign Governments                         16,520               1,809                           12                      18,317
Corporate                                   19,738               2,000                          231                      21,507
Other                                       13,447                 289                            4                      13,732
                                          --------            --------                      -------                    --------
Total                                      $50,253              $4,098                         $258                     $54,093
                                           =======              ======                         ====                     =======

Proceeds from investments in bonds sold, matured, or repaid were $162,850,000, $82,038,000, and $182,786,000, for 1998, 1997 and 1996, respectively. Realized gains from investments in bonds sold, matured, or repaid were $7,578,000, $0, and $705,000 for 1998, 1997 and 1996, respectively, and realized losses were $88,000, $89,000, and $12,000 for 1998, 1997 and 1996, respectively.

There were no restricted securities as of December 31, 1998. Investment in bonds included $83,401,000 of restricted securities on deposit to meet solvency requirements of various insurance departments, for 1997.

REAL ESTATE:
On January 8, 1998, NYLUK sold its freehold land and buildings and its finance lease, including the property under the finance lease, to Windsor Life Assurance Company Limited (which is 22.8% indirectly owned by NYLUK through its investment in LAHC) resulting in no gain.

At December 31, 1997, real estate totaled $11,359,000.

During 1997 NYLIFE Funding sold its remaining three properties and recorded a realized loss of $9,526,000. During 1996, NYLIFE Funding foreclosed on two delinquent mortgage loans and transferred them at their appraisal value to real estate recording a realized gain of $773,000.

MAINSTAY FUNDS:
At December 31, 1998 the total investment in the MainStay Funds includes investments in individual funds as follows (in thousands):


Fund                                                      Cost                          Fair Value
-----------------------------                             ----                          ----------
California Tax Free                                     $2,830                              $2,806
Capital Appreciation                                       176                                 350
Convertible                                                109                                 130
Corporate Bond                                              89                                  91
Equity Index                                               135                                 386
Institutional Growth                                       272                                 388
International Equity                                     6,303                               7,692
International Bond                                       7,822                               8,242
High Yield Corporate Bond                                  119                                 128
Short-Term Bond                                          4,134                               4,014
New York Tax Free                                        5,200                               5,137
Strategic Income/Value                                   5,700                               5,533
Total Return                                                76                                 135
Value                                                      681                                 590
                                                       -------                             -------
            Total 1998                                 $33,646                             $35,622
                                                       =======                             =======
            Total 1997                                 $41,557                             $41,665
                                                       =======                             =======

SECURITY ALARM CONTRACTS:
All of SAMCO's security alarm monitoring contracts were sold during 1998 resulting in a pre-tax gain of $16,600,000. The carrying amount of security alarm monitoring contracts held for sale as of December 31, 1997 includes Contracts collateralizing Series A, B, and C Notes (see Note 9) as follows (in thousands):


                                                1997
                                                ----
Series A                                  $    7,821
Series B                                       3,374
Series C                                      22,985
                                            --------
  Total                                      $34,180


Prior to the reclassification of the Contracts as held for sale effective December 30, 1996, the Contracts were being amortized over an estimated life of 12 years, as adjusted for lapsed Contracts. Amortization expense for the period January 1, 1996 to December 30, 1996 for Series A, B and C Contracts was $9,924,000.

TIME DEPOSITS:
Time deposits, included in cash and cash equivalents, at December 31, 1998 and 1997, amounted to $6,077,000 and $5,625,000, respectively.

OTHER INVESTMENTS:
Other investments include interests in limited partnerships which consist primarily of an oil refinery and oil and gas producing properties valued at $5,574,000 and $13,117,000 at December 31, 1998 and 1997, respectively. The 1998 and 1997 values include a pre-tax impairment loss of $6,010,000 and $17,219,000, respectively, in accordance with SFAS 121 (see Note 4).

NOTE 7 - FIXED ASSETS

At December 31, 1998 and 1997, fixed assets, at cost, are comprised of the following (in thousands):


                                                               1998                 1997
                                                               ----                 ----
Furniture                                                  $ 21,903                $29,571
Equipment                                                    47,017                 51,124
Computer hardware                                            14,171                 44,260
Computer software                                            38,270                 18,326
Leasehold improvements                                       19,342                 17,901
Other                                                         6,724                  3,618
                                                              -----                  -----
                                                            147,427                164,800
Less accumulated depreciation and amortization               43,976                 84,445
                                                             ------                 ------
Total                                                      $103,451                $80,355
                                                           ========                =======


NOTE 8 - POLICY AND CLAIM RESERVES

On January 1, 1996, in accordance with the terms of the initial settlement of the modified coinsurance agreement, New York Life transferred $478,149,000 to NYLHIC representing reserves and an equal amount of premiums on existing business. NYLHIC immediately retransferred the reserves back to New York Life. As a result of the above transactions, NYLHIC recorded premiums assumed and an increase in reserves on the initial settlement of $478,149,000 in the statement of operations.

The modified coinsurance reserve retained by New York Life related to the reinsured group life and health indemnity business was $568,105,000 at December 31, 1997. The liability for unpaid group health indemnity claims incurred in the year ended December 31, 1997 related to prior years was immaterial.

On March 31, 1998, in connection with the sale of NYLCare (Note 5), the modified coinsurance agreement with New York Life was terminated. In accordance with the terms of the final settlement, NYLHIC transferred $569,687,000 to New York Life representing reserves and an equal amount of premiums on existing business. As a result of the above transaction, NYLHIC recorded premiums ceded and a decrease in reserves on the final settlement of $569,687,000 in the statement of operations.

NOTE 9 - NOTES PAYABLE

Notes payable, generally carried at the unpaid principal balance, consisted of the following at December 31, 1998 and 1997 (in thousands):


                                                                                                     1998                 1997
                                                                                                     ----                 ----
Short-term notes payable                                                                           $ 865,906          $500,708
International-Loan from Windsor Life                                                                       -             5,075
Series A and B, Floating Rate Secured Five Year Notes                                                      -            16,216
Series C 9% Fixed Rate Secured Five Year Notes                                                        20,578            24,548
Loans payable to New York Life                                                                        24,704            29,474
Bank borrowings and revolving line of credit with financial institutions                             306,000                 -
Other (including current portion)                                                                     54,014             1,909
                                                                                                  ----------          --------
Total                                                                                             $1,271,202          $577,930
                                                                                                  ==========          ========


The carrying value of notes payable approximates fair value.

Short-term notes payable consist of Capital Corp's debt balance at December 31, 1998 and 1997. The weighted average cost of short-term notes payable was approximately 5.19% and 5.75% at December 31, 1998 and 1997, respectively.

The Series A and B Floating Rate Secured Five Year Notes matured on February 17, 1998 and August 17, 1998, respectively. All outstanding principal and accrued interest was paid from the proceeds on the sale in February 1998 and August 1998 of the security alarm monitoring contracts and related assets, which constituted the collateral securing these notes.

The $20,578,000 of Series C 9% Fixed Rate Secured Five Year Notes were secured by Series C alarm monitoring contracts, which were sold on December 17, 1998. A portion of the proceeds of the sale were used to purchase United States Government Obligations with an aggregate value sufficient to pay principal and interest to the Series C noteholders on the remaining distribution dates of February 16, May 17, and August 16, 1999. Under Section 7.1(b) of the Indenture, upon the aforesaid deposit and satisfaction of certain other conditions, the Company is entitled to be relieved of its obligations under the Series C Notes, the Indenture and the Security Agreement. (See Note 17)

On November 1, 1993, SFD Holding entered into a loan agreement with New York Life. The agreement allows SFD Holding to borrow money pursuant to one or more master notes (individually, a "Master Note," collectively, "Master Notes"), each of which will not exceed one year in maturity and for amounts, in aggregate, not to exceed $35,000,000 at any one time. Interest on any Master Note borrowing accrues at the rate which is the annual simple interest equivalent (computed on the actual daily principal balance based on a 360 day year of twelve 30-day months) of 225 basis points above the one month London Interbank Offered Rates ("LIBOR") published in the Wall Street Journal on the 15th day of the preceding calendar month (or if such day is not a day on which such newspaper is published, the next succeeding day of such publication). In 1995, the loan agreement between SFD Holding and New York Life was amended to accommodate the acquisition of prime auto loans. The amendment provides for the following: (i) an increase in the maximum borrowings to $70,000,000, (ii) an interest rate of 200 basis points above the one month LIBOR for borrowings related to prime auto loan acquisitions, and (iii) a change in the monthly interest payment date to the 20th of each month. During 1998, 1997 and 1996, SFD Holding made interest payments totaling $2,183,000, $2,396,000 and $2,805,000, respectively, to New York Life pursuant to the Master Notes. At December 31, 1998, 1997 and 1996, the amounts outstanding under the Master Note are $24,704,000, $29,474,000 and $22,089,000, respectively. Accrued interest at December 31, 1998 and 1997 is $160,000 and $203,000, respectively.

In January 1995, NYLIFE Inc. entered into a credit agreement, expiring January 1, 1999, with New York Life whereby NYLIFE Inc. can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made shall be automatically extended and renewed for additional one year periods, unless either NYLIFE Inc. or New York Life notifies the other to terminate the agreement. At December 31, 1998 and 1997 there was no outstanding principal under this agreement. Interest expense amounted to $8,000, $1,847,000 and $2,598,000 in 1998, 1997 and 1996, respectively.

Along with New York Life, Capital Corp. is party to a credit agreement with a consortium of banks. On August 5th, 1998, the Company's lines of credit were increased and extended. The new credit agreement consists of a $300,000,000, 364 day revolving credit facility ("Facility A"), and a $700,000,000, 5 year revolving credit facility ("Facility B"). Annual facility fees are .04% and
 .06%, for Facility A and B, respectively, and borrowing rates are capped at spreads of .16% and .14% over LIBOR, respectively. In addition, the credit agreement contains various covenants pertaining to allowable activities of Capital Corp. Neither Capital Corp. nor New York Life have utilized the credit facility to date.

On April 1, 1998, ESI entered into a $440,000,000 credit facility with a bank syndicated by Bankers Trust Company, consisting of a $360,000,000 term loan facility and an $80,000,000 revolving loan facility. The credit facility expires on April 15, 2003 and is guaranteed by certain ESI domestic subsidiaries and secured by pledges of 100% (or, in the case of foreign subsidiaries 65%) of the capital stock of those subsidiaries. The provision of this loan requires quarterly interest payments and, beginning in April 1999, semiannual principal payments. The current rate is passed on a spread ("Credit Rate Spread") over several LIBOR or base rate options, depending upon ESI's ratio of earnings before interest, taxes, depreciation and amortization to debt ("Leverage Ratio"). At December 31, 1998, the interest rate was 6.0625%, representing a credit rate spread of 0.75% over the three month LIBOR rate. The credit facility contains covenants that limit the indebtedness ESI may incur and the amount of annual capital expenditures. The covenants also establish a minimum interest coverage ratio, a maximum leverage ratio, and a minimum consolidated net worth. At December 31, 1998, ESI was in compliance with all covenants. In addition, ESI is required to pay an annual fee depending on the leverage ratio, payable in quarterly installments, on the unused portion of the revolving loan. The commitment fee was 22.5 basis points at December 31, 1998. There were no borrowings at December 31, 1998 under the revolving loan facility. The carrying amount of ESI's term loan facility approximates fair value.

In conjunction with the credit facility and as part of ESI's policy to manage interest rate risk, ESI entered into an interest rate swap agreement ("swap") with The First National Bank of Chicago, a subsidiary of Bank One Corporation, on April 3, 1998. At December 31, 1998, the swap had a notional principal amount of $360,000,000. Under the terms of the swap, ESI agrees to receive a floating rate or interest on the amount of the term loan facility based on a three month LIBOR rate in exchange for payment of a fixed rate of interest of 5.88% per annum. The notional principal amount of the swap amortizes in equal amounts with the principal balance of the term loan facility. As a result, ESI has, in effect, converted its variable rate term debt to fixed rate debt at 5.88% per annum for the entire term of the term loan facility, plus the Credit Rate Spread.

The following represents the schedule of current maturities for the term loan facility as of December 31, 1998 (in thousands):


                   Year Ended December 31,                      Principal Repayment
                   -----------------------                      -------------------
                                                                           $54,000
                             1999                                           72,000
                             2000                                           90,000
                             2001                                           96,000
                             2002                                           48,000
                                                                            ------
                             2003                                         $360,000


Prior to April 1, 1998, ESI maintained a $25,000,000 unsecured line of credit with Mercantile Bank National Association which was terminated upon the consummation of The Bankers' Trust credit facility. Additionally, ESI allowed another line of credit in the amount of $25,000,000 to lapse on October 31, 1997. At December 31, 1997, ESI had no outstanding borrowings under this agreement, nor did it borrow any amounts under these agreements during 1997.

NOTE 10 - REINSURANCE

MODIFIED COINSURANCE:
In 1996, NYLHIC entered into a modified coinsurance agreement with New York Life, whereby 90% of New York Life's group life and health indemnity insurance business was reinsured with NYLHIC. On March 31, 1998, the reinsurance agreement with New York Life was terminated. For the three years ended December 31, 1998, 1997 and 1996, NYLHIC recorded the following activity under the reinsurance agreement (in thousands):


                                                                     1998                          1997                     1996
                                                                     ----                          ----                     ----
Premiums and fees assumed                                        $177,826                      $739,854                 $613,632
Benefits                                                          159,099                       603,814                  507,055
Commission and expense allowance                                   32,752                       140,022                  142,725
Modco reserve adjustment                                          (2,859)                        35,602                 (13,135)


Settlement on the net amount due is made 90 days after the end of each quarter. Accordingly, at December 31, 1997 and 1996, NYLHIC recorded the following amounts representing fourth quarter activity under the reinsurance agreement (in thousands):


                                                                                     1998            1997             1996
                                                                                     ----            ----             ----
Deferred and uncollected premiums and fees                                          $ -              $183,970       $191,922
Claims payable                                                                        -             (143,206)      (143,096)
Commission and expense allowances payable                                             -              (34,762)       (34,191)
Dividends due and unpaid                                                              -              (11,613)       (27,777)
Payable on reinsurance assumed                                                        -              (39,608)       (26,507)



OTHER REINSURANCE:
Certain subsidiaries enter into reinsurance agreements in the normal course of their insurance business. Reinsurance on certain individual lives is ceded to reduce the risk on any one life. These subsidiaries remain liable for the reinsurance ceded, if the reinsurer fails to meet its obligations. Premiums ceded by these subsidiaries for the years ended December 31, 1998, 1997 and 1996 in connection with reinsurance agreements totaled $30,307,000, $28,616,000 and $29,434,000, respectively. Policy reserves are recorded net of reinsurance receivables of $974,000 and $8,434,000 at December 31, 1998 and 1997,
respectively.

NOTE 11 - RELATED PARTY TRANSACTIONS

NYLIFE and several of its subsidiaries are party to a service agreement with New York Life, whereby New York Life provides services to NYLIFE and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which NYLIFE and its subsidiaries are billed. NYLIFE and its subsidiaries are charged for these services based upon (a) actual costs incurred, where they are separately identifiable and (b) allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to NYLIFE and its subsidiaries.

Investment management fees of $72,620,000, $54,017,000, and $40,864,000, were received from New York Life and certain of its affiliates during the years ended December 31, 1998, 1997 and 1996, respectively.

Certain subsidiaries earned premiums and fees related to health care services provided to New York Life of approximately $9,910,000, $15,526,000, and $14,447,000 in 1998, 1997 and 1996, respectively.

NYLACOR has an agreement with New York Life, whereby all the expenses incurred by New York Life sales agents to market the New York Life long term care product are paid by NYLACOR and reimbursed by New York Life. These expenses and the associated reimbursements for the years ended December 31, 1998, 1997 and 1996, totaled $2,968,000, $6,200,000, and $5,859,000, respectively.

As a distributor of mutual funds, NYLIFE Distributors has entered into agreements with the MainStay Funds, pursuant to Rule 12b-1 under the Investment Act of 1940, to compensate it for the distribution expenses it incurs. Although the plans are required to be approved annually by the Trustees of the Funds, the management of NYLIFE Distributors believes that such annual approval will continue indefinitely. Distribution fee income for 1998, 1997 and 1996, was $75,376,000, $49,248,000 and $36,826,000, respectively. At December 31, 1998 and
1997 receivables from the MainStay Funds approximated $10,486,000 and $10,153,000, respectively for distribution, services and administration fees.

NYLIFE Securities earned commission revenue of approximately $117,446,000, $85,690,000 and $61,438,000 on transactions with affiliates during 1998, 1997 and 1996, respectively.

On July 15, 1998, the Company entered into a loan agreement with New York Life, whereby the net proceeds from the sale of NYLCare would be retained by New York Life until the Company declared a return of capital or paid a dividend. During 1998, the Company received interest income in connection with this loan of $13,387,000 from New York Life. On November 30, 1998, the Company returned capital of $276,238,000 and declared a dividend (payable on January 4, 1999) of $373,924,000. (The Company declared a dividend under Section 510 of the New York State Business Corporation Law, which states that a company may declare a dividend as long as its net assets exceed its stated capital, defined as the par value of common stock outstanding). At December 31, 1998, the amount due from New York Life as a result of the NYLCare sale is $447,356,000.

On October 1, 1997, Capital Corp. entered into a credit agreement (amended August 5, 1998) with New York Life, whereby Capital Corp. has agreed to make loans to New York Life in an aggregate principal amount at any time outstanding of up to but not exceeding $1,000,000,000. This agreement and any loans made shall be automatically extended and renewed for additional one year periods, unless either Capital Corp. or New York Life notifies the other to terminate the Agreement. At December 31, 1998 and 1997, loans to New York Life were $867,077,000 and $499,781,000, respectively. During 1998 and 1997, New York Life made interest payments totaling $28,335,000 and $1,443,000, respectively. Interest receivable at December 31, 1998 and 1997 totaled $3,697,000 and $2,422,000, respectively.

As of October 27, 1997, MainStay Management began to serve as Manager to each of the MainStay Retail Funds and, as of November 22, 1997, as Manager to each of the Institutional Funds (collectively, the "Funds") pursuant to a Management Agreement with the Funds. MainStay Management assumed responsibility for oversight of the portfolio management services provided by the Subadvisers (MacKay-Shields, MSA, Monitor Capital and New York Life) and for managing the Funds' business affairs, which includes furnishing the Funds with office facilities and providing ordinary clerical, recordkeeping and bookkeeping services. As Manager of the Funds, MainStay Management receives a fee which ranges between .50% and 1.00% of the average daily net assets of affiliated funds.

Management fees for 1998 and 1997 were $96,016,000 and $14,109,000, respectively. As the Accounting Service Agent, MainStay Management receives a separate fee which generally is less than .05% per Fund on an annual basis. Such fees for 1998 and 1997, were $1,593,000 and $249,000, respectively.

MSSI is the transfer agent and shareholder servicing agent for The MainStay Funds. MSSI provides shareholder services and acts as the transfer agent for the Fund's authorized and issued shares of beneficial interest, dividend disbursing agent and agent in connection with any accumulation, letter of intent or similar purchase plans provided to shareholders of record to the Fund and set out in the Prospectus and Statement of Additional Information. For performance of transfer agent and servicing duties, the Fund agrees to pay MSSI an annual maintenance fee for each shareholder account. Transfer agent fees earned by the Company amounted to $23,934,000 and $9,935,000 during 1998 and 1997, respectively.

Greystone had a non-interest bearing intercompany payable of $1,538,000 at October 31, 1997. During 1998, Greystone paid a total of $1,138,000 to New York Life. In connection with the New York Life decision to liquidate Greystone (see
Note 5) the remaining $400,000 balance was forgiven by New York Life and is included in net income. During 1997, NYLIFE Funding received cash of $6,701,000 for transferring a mortgage loan (with the same statement value) to New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life. The cash in this transaction was used to return capital of $6,700,000 to New York Life.

NOTE 12 - FOREIGN OPERATIONS

NYLIFE subsidiaries conduct insurance and investment management operations in the United Kingdom, Argentina, Bermuda (sold on December 31, 1998), Hong Kong, Japan, Korea, Indonesia and Mexico. The assets, liabilities, and net income of these foreign operations at December 31, 1998 and 1997 and for the years then ended are as follows (in thousands):


Consolidated Subsidiaries:
--------------------------
                                                    1998                          1997
                                                    ----                          ----
Assets                                          $143,432                         $151,690
Liabilities                                      215,962                          128,442
Revenue                                           53,729                           39,639
Net Loss                                       (103,243)                         (20,225)



Non-consolidated Subsidiaries
-----------------------------
                                                    1998                             1997
                                                    ----                             ----
Assets                                       $10,733,053                       $4,165,310
Liabilities                                   10,220,584                        4,000,338
Revenue                                          802,846                          371,226
Net Income (Loss)                                 83,631                          (2,816)


The cumulative translation adjustments for 1998, 1997 and 1996 are $2,451,000, $2,438,000 and $3,850,000, respectively.

Dividend income earned by NYLUK, a wholly owned subsidiary of NYLIFE Inc., on its investment in LAHC was $0, $5,136,000 and $3,673,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

The Company, through its investment in NYLUK, became subject to sales practice regulation and remediation in the United Kingdom with respect to the sale of personal pension plans between April 29, 1988 and June 30, 1994.

As part of NYLUK's sale of its common stock of Windsor Life Assurance Company to LAHC in 1994, NYLUK became party to a Warranty and Indemnity Deed (guaranteed by NYLIFE Inc) which indemnified the outside investors against liabilities, costs and expenses with regard to specified matters, including the sale of personal pension plans between 1988 and 1994. In August, 1998, the Financial Service Authority and the Personal Investment Authority issued a joint policy statement on the next phase of the pension sales practices review and redress program. The extension of this review and redress program will lead to additional claims against NYLUK for the expenses incurred in connection with the extension of this program. Based on this policy statement, NYLUK established $91,845,000 of reserves in 1998, bringing the total reserve established to $122,734,000. Through December 31, 1998, $15,009,000 in claims have been paid, reducing the reserve reflected on the balance sheet to $107,725,000.

NOTE 13 - INCOME TAXES

NYLIFE Inc. and its 80% or more owned domestic subsidiaries are members of an affiliated group which joins in the filing of a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined generally on a separate return basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Estimated payments for taxes are made between the members of the consolidated group during the year. State, local, and foreign tax returns are filed separately. The income tax receivable included $2,493,000 and $5,983,000 due from New York Life as of December 31, 1998 and 1997, respectively, pursuant to the tax allocation agreement.

The components of income tax expense (benefit) for each year are as follows (in thousands):


                                             1998                     1997                    1996
                                             ----                     ----                    ----
Current
            Federal                         $271,672                $(4,621)               $(20,135)
            State                             31,391                  12,471                   8,973
            Foreign                              534                     470                     190
                                           ---------                --------               ---------
               Total Current                 303,597                   8,320                (10,972)
                                           ---------                --------               ---------

Deferred
            Federal                          (3,923)                  13,230                  86,686
            State                              3,193                     379                     611
               Total Deferred                  (730)                  13,609                  87,297
                                           ---------                --------               ---------

               Total                        $302,867                 $21,929                 $76,325
                                           =========                ========               =========

Total income tax expense (benefit) is different from the amount computed using the statutory federal tax rate of 35% in 1998, 1997 and 1996 for the following reasons (in thousands):


                                                                                         1998             1997             1996
                                                                                         ----             ----             ----
Income tax expense (benefit) at statutory rate                                       $222,435           $5,748         $ 54,371
Tax exempt investment income and capital gains                                          (157)            (174)            (216)
State and local taxes, net of federal income tax benefit                               22,480            8,353            6,256
Amortization of goodwill                                                                3,683            4,055            6,155
Net foreign taxes                                                                         534              470              183
Equity in non-consolidated affiliates                                                    (23)            (186)              160
Non-deductible losses with respect to foreign operations                               34,365            6,445            6,636
Undistributed earnings of subsidiaries                                                  2,030            1,596            1,237
Issuance of additional shares by public subsidiary                                          -                -            2,689
Subsidiary loan write-off                                                                   -          (4,598)                -
Provision to return reconciliation                                                       (48)            1,323              217
Gain on sale of NYLCare                                                                11,860                -                -
Other                                                                                   5,708          (1,103)          (1,363)
                                                                                     --------          -------          -------
   Total income tax expense (benefit)                                                $302,867          $21,929          $76,325
                                                                                     ========          =======          =======

The net deferred tax liability at December 31, 1998 and 1997, respectively is attributable to the following temporary differences (in thousands):

                                                                                             1998                        1997
                                                                                             ----                        ----
Deferred tax asset:
Non-deductible reserves                                                                   $ 9,487                    $ 11,879
Net operating losses                                                                            -                       4,445
Deferred compensation                                                                       4,208                      12,122
Investments in affiliates and partnerships                                                  4,660                       2,087
Leasehold improvements                                                                          -                       1,182
Deferred rent                                                                                 283                       2,190
Depreciation                                                                                7,708                         819
Unrealized investment losses                                                                    7                          84
Employee benefits                                                                               -                       5,418
Modified coinsurance reserves                                                                   -                       1,215
Accrued expenses-ESI                                                                       34,170                         512
Other                                                                                       2,042                       1,446
                                                                                         --------                    --------
     Gross deferred tax asset                                                              62,565                      43,399



Deferred tax liability:
Deferred distribution costs                                                              (79,709)                    (93,965)
Unrealized appreciation of subsidiary                                                    (10,008)                     (9,685)
Investments in affiliates and partnerships                                                      -                        (98)
Depreciation                                                                                (178)                     (1,715)
Undistributed earnings of ESI                                                            (12,322)                    (10,484)
Unrealized investment gains                                                                     -                       (802)
Other                                                                                     (1,223)                       (636)
                                                                                      -----------                ------------
   Gross deferred tax liability                                                         (103,440)                   (117,385)
Valuation allowance                                                                         (317)                     (5,033)
                                                                                      -----------                ------------
Net deferred tax liability                                                              $(41,192)                   $(79,019)
                                                                                        =========                   =========

 The valuation allowance principally relates to net operating loss limitations.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

LEASES:
The subsidiaries lease office space, a telephone system, and certain computer and office equipment under agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and other escalations.

Future minimum lease payments under noncancelable operating leases with original or remaining lease terms in excess of one year at December 31, 1998, are as follows (in thousands):



                                                               Operating Leases
                                                               ----------------
1999                                                                   $11,596
2000                                                                    12,388
2001                                                                    12,241
2002                                                                    11,661
2003                                                                    11,021
2004 & thereafter                                                       67,497
                                                                     ---------
Total                                                                  126,404
                                                                     ---------

Less future sublease rental receipts                                    11,331
                                                                     ---------

Total                                                                 $115,073
                                                                     =========


Assets recorded under capital leases and the related accumulated depreciation are listed below. Amortization of these assets is included in depreciation and amortization expense (in thousands):



                                                                December 31,
                                                                ------------
                                                       1998                           1997
                                                       ----                           ----
Assets recorded under leases                           $513                        $14,091
Accumulated depreciation                              (328)                        (2,223)
                                                      -----                        -------
Total                                                  $185                        $11,868
                                                       ====                        =======


Rent expense for the years ended December 31, 1998, 1997 and 1996 was approximately $26,978,000, $36,575,000 and $34,943,000, respectively.

Windsor Construction Company Limited, a wholly owned subsidiary of NYLUK, entered into two contracts with Balfour Beatty Limited on January 11, 1994, for the construction of phases II and III of NYLUK s head office development in the United Kingdom amounting to $3,945,000 for Phase II and $4,190,000 for Phase Ill. The contract for Phase II began on January 8, 1998, and the contract for Phase III must begin by December 31, 1999. On January 8, 1998, Windsor Construction Company Limited transferred its assets in course of construction and the related contracts to Windsor Limited Life Assurance Company.

OTHER:
During 1990, NYLIFE Inc. entered into an agreement to provide a guarantee for the benefit of the shareholders of the MainStay Equity Index Fund. The guarantee provides that if, after ten years from date of purchase, the net asset value, with all dividend and capital gains distributions reinvested, is less than the original offering price, NYLIFE Inc. will reimburse the shareholders for their loss of principal and restore the net asset value to the original offering price, including the return of any front-end sales charge. If shares are redeemed prior to or after the one day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

The Company and its subsidiaries are defendants in various legal actions arising from its operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

NYLIFE Inc. along with NYLIFE Securities and NYLIFE Distributors have a support agreement whereby NYLIFE Inc. has agreed to absorb any liability which may be allocated to NYLIFE Securities and NYLIFE Distributors as a result of a lawsuit alleging misappropriation of funds by a New York Life agent. At December 31, 1998 plaintiffs were seeking $122,500,000 in compensatory and punitive damages. At this time, neither the probability of loss nor the amount of the plaintiffs recovery, if any, can be estimated.

Additionally, certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements and the terms of limited partnership and debt agreements. At December 31, 1998 and 1997, the net worth of these subsidiaries exceeded the related requirements.

For the year ended December 31, 1998, approximately 56% of ESI s pharmaceutical purchases were through one wholesaler. ESI believes that other alternative sources are readily available.

NYLIFE Inc. has a support agreement to provide additional capital to SFD Holding, which has a net capital deficiency as a result of accumulated losses, as needed to allow SFD Holding to fund its liabilities in an orderly fashion.

NOTE 15 - EMPLOYEE BENEFIT PLANS

LONG TERM PERFORMANCE PLAN:
MacKay-Shields adopted Long-Term Performance Plans ("the Plans") in 1988 and 1995. These Plans associated with the grant awards are calculated based upon the attainment of specific goals as set forth in each Plan.

Payments under the 1988 Plan commenced in 1996 and extend through 2000. In accordance with the provisions of the 1988 Plan, participants are also entitled to income on the unpaid amount of their award. For certain individuals, a portion of this amount may be adjusted based upon the investment performance of certain registered investment companies managed by MacKay-Shields. In 1998, 1997 and 1996, respectively, MacKay-Shields recorded dividend and interest income in the amount of $332,000, $1,018,000 and $1,678,000 on the cash and investments segregated to fund the Plan obligation.

Awards under the 1995 Plan are based on cumulative growth during the 1995 to 1997 time period, and are payable commencing in 1999 and extending through 2001. An accrual of $3,903,000 was recorded as a liability based on results for the three year period 1995 to 1997. The Plans are long-term in nature and require participants to enter into multi-year employment contracts.

EMPLOYEE STOCK PURCHASE PLAN:
In December, 1998, ESI's Board of Directors approved an employee stock purchase plan, effective March 1, 1999, that qualifies under Section 423 of the Internal Revenue Code and permits all employees, excluding certain management level employees, to purchase shares of ESI's Class A Common Stock. Participating employees may elect to contribute up to 10% of their salary to purchase common stock at the end of each six month participation period at a purchase price equal to 85% of the fair market value of the common stock at the end of the participation period. Class A Common Stock reserved for future employee purchases under the plan was 250,000 shares at December 31, 1998.

DEFERRED COMPENSATION PLAN:
In December, 1998, the Compensation Committee of ESI's Board of Directors approved a non-qualified deferred compensation plan (the "Executive Deferred Compensation Plan"), effective January 1, 1999, that provides benefits payable to eligible key employees at retirement, termination or death. Benefit payments are funded by a combination of contributions from participants and ESI. Participants become fully vested in ESI contributions on the third anniversary of the end of the plan year for which the contribution is credited to their account. For 1999, the annual ESI contribution will be equal to 6% of each participant's total annual compensation, with 25% being invested in ESI's Class A common stock and the remaining being allocated to a variety of investment options. As a result of the implementation, ESI accrued as compensation expense $797,000 in 1998 as a past service contribution which is equal to 8% of each participant's total annual cash compensation for the period of the participant's past service with ESI in a senior executive capacity.

OTHER:
Certain subsidiaries sponsor defined contribution retirement, 401(k) and profit sharing plans for employees. Contributions to these plans during 1998, 1997 and 1996, totaled $6,103,000, $9,294,000 and $9,011,000, respectively.

NOTE 16 - ACCOUNTING FOR STOCK-BASED COMPENSATION

NON EMPLOYEE AGREEMENTS:
On December 31, 1995, ESI entered into a ten-year corporate alliance with Premier Purchasing Partners, L.P. (American Healthcare Systems Purchasing Partners, L.P., the "Partnership"), an affiliate of Premier, Inc. ("Premier"). Under the terms of the transaction, ESI is Premier's preferred vendor of pharmacy benefit management services to Premier's shareholder systems and their managed care affiliates and will issue shares of its Class A Common Stock as an administrative fee to the Partnership based on the attainment of certain benchmarks, principally related to the number of members receiving ESI pharmacy benefit management services under the arrangement, and to the achievement of certain joint purchasing goals. In accordance with the terms of the agreement, ESI issued 454,546 shares of Class A Stock to Premier in May 1996, and may be required to issue up to an additional 4,500,000 shares to the Partnership over a period up to the first five years of the agreement if the Partnership exceeds all benchmarks. The shares issued were valued at $11,250,000 and are being amortized over the then remaining term of the agreement. Amortization expense amounted to $1,164,000, $1,164,000 and $776,000 in 1998, 1997 and 1996,
respectively. Except for certain exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act"), any shares issued to the Partnership cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws. No stock was issued in 1998 and 1997.

EMPLOYEE STOCK-OPTIONS:
ESI accounts for employee stock options in accordance with Accounting Principles Board No. 25 (APB 25), "Accounting for Stock Issued to Employees." Under APB 25, ESI applies the intrinsic value method of accounting and, therefore, does not recognize compensation expense for options granted, because options are only granted at a price equal to market value at the time of grant. SFAS 123 prescribes the recognition of compensation expense based on the fair value of options determined on the grant date. However, SFAS 123 grants an exception that allows companies currently applying APB 25 to continue using that method. ESI has, therefore, elected to continue applying the intrinsic value method under APB 25.

NOTE 17 - SUBSEQUENT EVENTS

ESI
On February 9, 1999, ESI announced that it had executed a definitive agreement to purchase Diversified Pharmaceuticals Services, Inc. (DPS), a wholly-owned subsidiary of SmithKline Beecham Plc. Under the terms of the agreement, ESI will pay cash in the amount of $700,000,000 for the stock of DPS. ESI expects to finance the purchase through a $1,100,000,000 bank credit facility consisting of an $800,000,000 term facility and a $300,000,000 revolving credit facility. In addition, ESI has secured bridge financing in the amount of $150,000,000 to facilitate closing. The loan proceeds will be used towards the $700,000,000 purchase price and acquisition related costs, and will also be used to refinance ESI's existing $360,000,000 bank credit facility (see Note 5) and provide for working capital needs, if any. ESI expects to issue $350,000,000 in Class A Common Stock through an offering. Net proceeds from the offering will be used to retire the $150,000,000 bridge facility and a portion of the $800,000,000 term facility. The acquisition will be accounted for under the purchase method of accounting and is subject to customary closing conditions including required governmental approvals and consummation and funding of the bank credit facility. ESI anticipates the transaction will close in the second quarter of 1999.

Should the transaction close and ESI refinance its existing $360,000,000 bank credit facility, the remaining unamortized deferred financing fees will be expensed and no material gain or loss for early extinguishment of debt is anticipated. ESI anticipates maintaining its existing interest rate swap in place to hedge the future variable interest rate payments on $360,000,000 of the new $1,100,000,000 bank credit facility.

SFD HOLDING
On February 16, 1999, SAMCO distributed $2,103,000 to the Series C Noteholders, reducing the outstanding principal amount of the Series C Notes to $18,965,000. On March 19, 1999, SAMCO obtained a release of the lien on the Security Agreement as required by Section 7.1(b) of the Indenture and was therefore relieved of its obligations under the Series C Notes, the Indenture and the Security Agreement.